Certain identified information has been excluded from this exhibit (indicated by “[***]”) because it is both not material and is the type that the registrant treats as private or confidential.

Exhibit 10.20

EXECUTION

COMMON STOCK PURCHASE AGREEMENT

THIS COMMON STOCK PURCHASE AGREEMENT (this “Agreement”), is made as of is made as of August 31, 2021, by and among Keystone Dental Holdings, Inc., a Delaware corporation (the “Company”) and the investors listed on Exhibit A attached to this Agreement (each a “Purchaser” and together the “Purchasers”).

The parties hereby agree as follows:

1. Purchase and Sale of Common Stock.

1.1 Sale and Issuance of Common Stock.

(a) The Company shall have adopted and filed with the Secretary of State of the State of Delaware on or before the Initial Closing (as defined below) the Eighth Amended and Restated Certificate of Incorporation in the form of Exhibit B attached to this Agreement (the “Restated Certificate”).

(b) Subject to the terms and conditions of this Agreement, each Purchaser agrees to purchase at the applicable Closing (as defined below) and the Company agrees to sell and issue to each Purchaser at the applicable Closing that number of shares of Common Stock, $0.01 par value per share (the “Common Stock”), set forth opposite each Purchaser’s name on Exhibit A, at a purchase price of $20.88 per share. The shares of Common Stock issued to the Purchasers pursuant to this Agreement shall be referred to in this Agreement as the “Shares.”

1.2 Closing; Delivery.

(a) The initial purchase and sale of the Shares shall take place remotely via the exchange of documents and signatures, at 8:30 a.m., on August 31, 2021, or at such other time and place as the Company and the Purchasers mutually agree upon, orally or in writing (which time and place are designated as the “Initial Closing”). In the event there is more than one closing, the term “Closing” shall apply to each such closing unless otherwise specified.

(b) At each Closing, the Company shall deliver to each Purchaser a certificate representing the Shares being purchased by such Purchaser at such Closing against payment of the purchase price therefor by wire transfer to a bank account designated by the Company.

1.3 Sale of Additional Shares of Common Stock.

(a) After the Initial Closing, the Company may sell, at a purchase price of $20.88 per share and otherwise on the same terms and conditions as those contained in this Agreement, up to 1,197,391 additional shares (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or similar recapitalization affecting such shares) of Common Stock (the “Additional Shares”), to one (1) or more purchasers (the “Additional Purchasers”) acceptable to Nantahala Capital Management, LLC (“Nantahala”) and the Company, and in amounts acceptable to Nantahala and the Company, provided that (i) such subsequent sale is consummated prior to ninety (90) days after the Initial Closing, which period may be extended by the Company in its discretion and (ii) each Additional Purchaser becomes a party to the Transaction Agreements (as defined below), by executing and delivering a counterpart signature page to each of the Transaction Agreements. Exhibit A to this Agreement shall be updated to reflect the number of Additional Shares purchased at each such Closing and the parties purchasing such Additional Shares.

1.4 Use of Proceeds. In accordance with the directions of the Company’s Board of Directors, the Company will use the proceeds from the sale of the Shares for the acquisition of Implant Solutions Pty Ltd CAN 126 288 864 (trading as Osteon Medical) (“Osteon”) and other general corporate purposes.

1.5 Investor Redemption Right.

(a) If prior to August 31, 2023, either (i) an Initial Public Offering has not been consummated, and the capital stock of the Company (or any successor or parent thereto) is not otherwise traded on a United States national securities exchange or (ii) the Company has consummated a transaction pursuant to which the Company is merged, or a majority of the voting securities of the Company then outstanding is sold, to a third party (other than an Affiliate of the Company) and in such transaction the fair market value of the consideration paid or payable to the holders of Common Stock in respect of a share of Common Stock is less than the Redemption Price, then, in either case of clause (i) or (ii), the Company shall, at each Purchaser’s election, redeem Shares then held by such electing Purchaser at a per share price equal to the Redemption Price, no later than ninety (90) days, which such date shall be selected by the Company, following receipt by the Company of written notice (a “Redemption Notice”) from such electing Purchaser(s) in the case of subclause (i), or immediately prior to or concurrent with the closing of such transaction in the case of subclause (ii) (such date of redemption, the “Redemption Date”). Upon receipt of such a Redemption Notice, the Company shall apply all of its assets to any such redemption, and to no other corporate purpose, except to the extent prohibited by Delaware law governing distributions to stockholders. On the Redemption Date, the Company shall redeem all of the Shares held by the electing Purchaser(s).

(b) On or before the Redemption Date, each Purchaser shall, if a holder of shares in certificated form, surrender the certificate or certificates representing such shares (or, if such registered holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Company to indemnify the Company against any claim that may be made against the Company on account of the alleged loss, theft or destruction of such certificate) to the Company, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price for such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof

(c) Notwithstanding the foregoing, the Redemption Date may be extended by the Company at any time if such redemption (i) is prohibited pursuant to applicable law or (ii) is prohibited under any debt instrument or agreement of the Company or any of its Affiliates. In the event that any current debt instrument or agreement of the Company or any of its Affiliates prohibits the redemption contemplated pursuant to this Section 1.5, upon any refinancing of such debt instrument or agreement, the Company shall use commercially reasonable efforts to obtain an exception in such instrument or agreement to permit the redemption contemplated pursuant to by this Section 1.5.

(d) In the event that the Company fails to redeem the Shares then held by the electing Purchasers within ninety (90) days of the Company’s receipt of the Redemption Notice in the case of a Redemption Notice delivered on the basis of clause (i) in Section 1.5(a) or on the date of the closing of a transaction in the case of a Redemption Notice delivered on the basis of clause (ii) in Section 1.5(a), then interest shall accrue on the aggregate Redemption Price at the rate of twelve percent (12%) per annum. Such interest shall accrue regardless of any extension by the Company of the Redemption Date pursuant to Section 1.5(c). Such accrued interest shall be payable to the Investors regardless of whether the Company ultimately consummates an Initial Public Offering or a transaction pursuant to which the Company is merged, or a majority of the voting securities of the Company then outstanding is sold, to a third party (other than an Affiliate of the Company).

2

(e) The Purchasers shall not be entitled to exercise both the rights contemplated pursuant to Section 1.5 and Section 1.6. Accordingly, for the avoidance of doubt, if (i) an Initial Public Offering occurs on or after August 31, 2023, and the Purchasers are issued additional Common Stock pursuant to Section 1.6, Section 1.5 and all rights of the Purchasers thereunder shall automatically terminate and no longer be of any further force or effect, or (ii) the Company has consummated a transaction as described in clause (ii) of Section 1.5(a) and paid to each electing Purchaser an amount equal to the number of such Purchaser’s Shares multiplied by the Redemption Price, and, if applicable, any interest accrued on such amount pursuant to Section 1.5(d), Section 1.6 and all rights of the Purchasers thereunder shall automatically terminate and no longer be of any further force or effect.

1.6 IPO Anti-Dilution. In the event that the Company consummates an Initial Public Offering and the offering price per share of the Common Stock in an Initial Public Offering (the “Offering Price”) is less than $26.10, the Company shall, concurrently with the consummation of the Initial Public Offering, issue to each Purchaser a number of additional Shares (automatically and without the requirement of any further action on the part of the Company or the Purchasers) equal to the quotient obtained by dividing: (i) the product of (A) $26.10 minus the Offering Price multiplied by (B) the number of Shares issued to such Purchaser pursuant to this Agreement (other than pursuant to this Section 1.6) by (ii) the Offering Price. If any corporate action is required in order to effectuate the issuance of additional Shares pursuant to this Section 1.6, the Company will cause such corporate action to be taken.

1.7 Defined Terms Used in this Agreement. In addition to the terms defined above, the following terms used in this Agreement shall be construed to have the meanings set forth or referenced below.

(a) “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including, without limitation, any general partner, managing member, officer, principal, director or trustee of such Person, or any venture capital fund, registered investment company, investment fund, managed investment account or other fund now or hereafter existing that is controlled by one (1) or more general partners, managing members or investment advisers of, or shares the same management or advisory company (or stockholder or member thereof) or investment adviser with, such Person.

(b) “Certificate of Incorporation” means the Amended and Restated Certificate of Incorporation of the Company dated August 3rd, 2020.

(c) “Code” means the Internal Revenue Code of 1986, as amended.

(d) “Company Intellectual Property” means all patents, patent applications, registered and unregistered trademarks, trademark applications, registered and unregistered service marks, service mark applications, tradenames, copyrights, trade secrets, domain names, mask works, information and proprietary rights and processes, similar or other intellectual property rights, subject matter of any of the foregoing, tangible embodiments of any of the foregoing, licenses in, to and under any of the foregoing, and in any and all such cases that are owned or used by the Company in the conduct of the Company’s business as now conducted and as presently proposed to be conducted.

(e) “Initial Public Offering” means an underwritten initial public offering of common stock of the Company pursuant to an effective registration statement filed under the 1933 Act (excluding registration statements filed on Form S-8, any similar successor form or another form used for a purpose similar to the intended use for such forms).

3

(f) “Key Employee” means any executive-level employee (including division director and vice president-level positions) as well as any employee or consultant who either alone or in concert with others develops, invents, programs or designs any Company Intellectual Property.

(g) “Knowledge” including the phrase “to the Company’s knowledge” shall mean the actual knowledge after reasonable investigation and assuming such knowledge as the individual would have as a result of the reasonable performance of his or her duties in the ordinary course of the following officers: Melker Nilsson (Chief Executive Officer) and Amnon Tamir (Chief Financial Officer). Additionally, for purposes of Section 2.8, the Company shall be deemed to have “knowledge” of a patent right if the Company has actual knowledge of the patent right or would be found to be on notice of such patent right as determined by reference to United States patent laws.

(h) “Material Adverse Effect” means a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property, prospects or results of operations of the Company.

(i) “Migdal Purchasers” means, collectively, Migdal Insurance Company LTD., Migdal Educational Fund - General Track (acting by its manager, Migdal Makefet Pension and Provident Funds Ltd.), Migdal Provident Fund - Between 50 to 60 years old Track (acting by its manager, Migdal Makefet Pension and Provident Funds Ltd.) and Makefet Ishit (acting by its manager, Migdal Makefet Pension and Provident Funds Ltd.).

(j) “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

(k) “Purchaser” means each of the Purchasers who is initially a party to this Agreement and any Additional Purchaser who becomes a party to this Agreement at a subsequent Closing under Section 1.2(b).

(l) “Redemption Price” means for each share of Common Stock (i) $[26.10] (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Common Stock), plus (ii) all declared but unpaid dividends on such share of Common Stock.

(m) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(n) “Stockholders’ Agreement” means the agreement among the Company, the Purchasers and certain other stockholders of the Company dated as of the date of the Initial Closing, in the form of Exhibit D attached to this Agreement.

(o) “Transaction Agreements” means this Agreement and the Stockholders’ Agreement.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to each Purchaser that, except as set forth on the Disclosure Schedule attached as Exhibit C to this Agreement, which exceptions shall be deemed to be part of the representations and warranties made hereunder, the following representations are true and complete as of the date of the applicable Closing, except as otherwise indicated. The Disclosure Schedule shall be arranged in sections corresponding to the numbered and lettered sections contained in this Section 2, and the disclosures in any section of the Disclosure Schedule shall qualify other sections in this Section 2 only to the extent it is readily apparent from a reading of the disclosure that such disclosure is applicable to such other sections.

4

For purposes of these representations and warranties (other than those in Sections 2.2, 2.3, 2.4, 2.5, and 2.6), the term the “Company” shall include any subsidiaries of the Company, unless otherwise noted herein.

2.1 Organization, Good Standing, Corporate Power and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as presently proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect.

2.2 Capitalization.

(a) The authorized capital of the Company consists, immediately prior to the Initial Closing, of: 15,000,000 shares of common stock, $0.01 par value per share (the “Common Stock”), 9,326,515 shares of which are issued and outstanding immediately prior to the Initial Closing. All of the outstanding shares of Common Stock have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable federal and state securities laws. The Company holds no Common Stock in its treasury.

(b) The Company has reserved 1,450,000 shares of Common Stock for issuance to officers, directors, employees and consultants of the Company pursuant to its 2019 Stock Option Plan duly adopted by the Board of Directors and approved by the Company stockholders (the “Stock Plan”). Of such reserved shares of Common Stock, no shares have been issued pursuant to restricted stock purchase agreements, options to purchase 1,447,375 shares have been granted and are currently outstanding, and 2,625 shares of Common Stock remain available for issuance to officers, directors, employees and consultants pursuant to the Stock Plan. The Company has furnished to the Purchasers complete and accurate copies of the Stock Plan and forms of agreements used thereunder.

(c) Section 2.2(c) of the Disclosure Schedule sets forth the capitalization of the Company immediately following the Initial Closing including the number of shares of the following: (i) issued and outstanding Common Stock, including, with respect to restricted Common Stock, vesting schedule and repurchase price; (ii) outstanding stock options, including vesting schedule and exercise price; (iii) shares of Common Stock reserved for future award grants under the Stock Plan; and (iv) warrants or stock purchase rights, if any. Except for (A) the rights in Section 1.6, (B) the rights provided in Section 4.05 of the Stockholders’ Agreement and (C) the securities and rights described in Section 2.2(b) of this Agreement and Section 2.2(c) of the Disclosure Schedule, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, to purchase or acquire from the Company any shares of Common Stock, or any securities convertible into or exchangeable for shares of Common Stock. All outstanding shares of the Company’s Common Stock and all shares of the Company’s Common Stock underlying outstanding options are subject to (i) a right of first refusal in favor of the Company upon any proposed transfer (other than transfers for estate planning purposes); and (ii) a lock-up or market standoff agreement of not less than one hundred eighty (180) days following the Company’s initial public offering pursuant to a registration statement filed with the Securities and Exchange Commission under the Securities Act.

5

(d) None of the Company’s stock purchase agreements or stock option documents contains a provision for acceleration of vesting (or lapse of a repurchase right) or other changes in the vesting provisions or other terms of such agreement or understanding upon the occurrence of any event or combination of events, including, without limitation, in the case where the Company’s Stock Plan is not assumed in an acquisition. The Company has never adjusted or amended the exercise price of any stock options previously awarded, whether through amendment, cancellation, replacement grant, repricing, or any other means. Except for the rights provided in Section 1.5, the Company has no obligation (contingent or otherwise) to purchase or redeem any of its capital stock.

(e) 409A. The Company believes in good faith that any “nonqualified deferred compensation plan” (as such term is defined under Section 409A(d)(1) of the Code and the guidance thereunder) under which the Company makes, is obligated to make or promises to make, payments (each, a “409A Plan”) complies in all material respects, in both form and operation, with the requirements of Section 409A of the Code and the guidance thereunder. To the knowledge of the Company, no payment to be made under any 409A Plan is, or will be, subject to the penalties of Section 409A(a)(1) of the Code.

(f) The Company has obtained valid waivers of any rights by other parties to purchase any of the Shares covered by this Agreement.

2.3 Subsidiaries. The Company does not currently own or control, directly or indirectly, any interest in any other corporation, partnership, trust, joint venture, limited liability company, association, or other business entity. The Company is not a participant in any joint venture, partnership or similar arrangement.

2.4 Authorization. All corporate action required to be taken by the Company’s Board of Directors and stockholders in order to authorize the Company to enter into the Transaction Agreements, and to issue the Shares at the Closing has been taken or will be taken prior to the applicable Closing. All action on the part of the officers of the Company necessary for the execution and delivery of the Transaction Agreements, the performance of all obligations of the Company under the Transaction Agreements to be performed as of the Closing, and the issuance and delivery of the Shares has been taken or will be taken prior to the applicable Closing. The Transaction Agreements, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (iii) to the extent the indemnification provisions contained in the Transaction Agreements may be limited by applicable federal or state securities laws.

2.5 Valid Issuance of Shares. The Shares, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under the Transaction Agreements, applicable state and federal securities laws and liens or encumbrances created by or imposed by a Purchaser. Assuming the accuracy of the representations of the Purchasers in Section 3 of this Agreement, the Shares will be issued in compliance with all applicable federal and state securities laws.

2.6 Governmental Consents and Filings. Assuming the accuracy of the representations made by the Purchasers in Section 3 of this Agreement, no material consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for (i) the filing of the Restated Certificate, which will have been filed as of the Initial Closing, or (ii) filings pursuant to applicable securities laws, which have been made or will be made in a timely manner.

6

2.7 Litigation. There is no claim, action, suit, proceeding, arbitration, complaint, charge or investigation pending or to the Company’s knowledge, currently threatened (i) against the Company or any officer, director or Key Employee of the Company arising out of their employment or board relationship with the Company; (ii) that questions the validity of the Transaction Agreements or the right of the Company to enter into them, or to consummate the transactions contemplated by the Transaction Agreements; or (iii) to the Company’s knowledge, that would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Neither the Company nor, to the Company’s knowledge, any of its officers, directors or Key Employees is a party or is named as subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality (in the case of officers, directors or Key Employees, such as would affect the Company). There is no action, suit, proceeding or investigation by the Company pending or which the Company intends to initiate that would reasonably be expected to have a Material Adverse Effect. The foregoing includes, without limitation, actions, suits, proceedings or investigations pending or threatened in writing (or any basis therefor known to the Company) involving the prior employment of any of the Company’s employees, their services provided in connection with the Company’s business, any information or techniques allegedly proprietary to any of their former employers or their obligations under any agreements with prior employers.

2.8 Intellectual Property.

(a) The Company owns or possesses or can acquire on commercially reasonable terms sufficient legal rights to all Company Intellectual Property without any known conflict with, or infringement of, the rights of others, including prior employees or consultants, or academic or medical institutions with which any of them may be affiliated now or may have been affiliated in the past. The Company has not received any communications alleging that the Company has violated, or by conducting its business, would violate any of the patents, trademarks, service marks, tradenames, copyrights, trade secrets, mask works or other proprietary rights or processes of any other Person.

(b) No product or service marketed or sold (or proposed to be marketed or sold) by the Company violates or will violate any license or infringes or will infringe any intellectual property rights of any other party.

(c) Other than with respect to commercially available software products under standard end-user object code license agreements, there are no outstanding options, licenses, agreements, claims, encumbrances or shared ownership interests of any kind relating to the Company Intellectual Property, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other Person.

(d) The Company has obtained and possesses valid licenses to use all of the software programs present on the computers and other software-enabled electronic devices that it owns or leases or that it has otherwise provided to its employees for their use in connection with the Company’s business.

(e) Each employee and consultant has assigned to the Company all intellectual property rights he or she owns that are related to the Company’s business as now conducted and as presently proposed to be conducted and all intellectual property rights that he, she or it solely or jointly conceived, reduced to practice, developed or made during the period of his, her or its employment or consulting relationship with the Company that (i) relate, at the time of conception, reduction to practice, development, or making of such intellectual property right, to the Company’s business as then conducted or as then proposed to be conducted, (ii) were developed on any amount of the Company’s time or with the use of any

7

of the Company’s equipment, supplies, facilities or information or (iii) resulted from the performance of services for the Company. It will not be necessary to use any inventions of any of its employees or consultants (or Persons it currently intends to hire) made prior to their employment by the Company, including prior employees or consultants, or academic or medical institutions with which any of them may be affiliated now or may have been affiliated in the past.

(f) Section 2.8(f) of the Disclosure Schedule lists all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, tradenames, copyrights, and licenses to and under any of the foregoing, in each case owned by the Company.

(g) The Company has not embedded, used or distributed any open source, copyleft or community source code (including but not limited to any libraries or code, software, technologies or other materials that are licensed or distributed under any General Public License, Lesser General Public License or similar license arrangement or other distribution model described by the Open Source Initiative at www.opensource.org, collectively “Open Source Software”) in connection with any of its products or services that are generally available or in development in any manner that would materially restrict the ability of the Company to protect its proprietary interests in any such product or service or in any manner that requires, or purports to require (i) any Company IP (other than the Open Source Software itself) be disclosed or distributed in source code form or be licensed for the purpose of making derivative works; (ii) any restriction on the consideration to be charged for the distribution of any Company IP; (iii) the creation of any obligation for the Company with respect to Company IP owned by the Company, or the grant to any third party of any rights or immunities under Company IP owned by the Company; or (iv) any other limitation, restriction or condition on the right of the Company with respect to its use or distribution of any Company IP.

(h) No government funding, facilities of a university, college, other educational institution or research center, or funding from third parties was used in the development of any Company Intellectual Property. No Person who was involved in, or who contributed to, the creation or development of any Company Intellectual Property, has performed services for the government, university, college, or other educational institution or research center in a manner that would affect Company’s rights in the Company Intellectual Property.

2.9 Compliance with Other Instruments. The Company is not in violation or default (i) of any provisions of its Certificate of Incorporation or Bylaws, (ii) of any instrument, judgment, order, writ or decree, (iii) under any note, indenture or mortgage, or (iv) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound that is required to be listed on the Disclosure Schedule, or (v) of any provision of federal or state statute, rule or regulation applicable to the Company, in each case of (i) through (v), the violation of which would have a Material Adverse Effect. The execution, delivery and performance of the Transaction Agreements and the consummation of the transactions contemplated by the Transaction Agreements will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either (i) a default under any such provision, instrument, judgment, order, writ, decree, contract or agreement; or (ii) an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, forfeiture, or nonrenewal of any material permit or license applicable to the Company.

2.10 Agreements; Actions.

(a) Except for the Transaction Agreements, there are no agreements, understandings, instruments, contracts or proposed transactions to which the Company is a party or by which it is bound that involve (i) obligations (contingent or otherwise) of, or payments to, the Company in excess of $200,000, (ii) the license of any patent, copyright, trademark, trade secret or other proprietary

8

right to or from the Company, (iii) the grant of rights to manufacture, produce, assemble, license, market, or sell its products to any other Person that limit the Company’s exclusive right to develop, manufacture, assemble, distribute, market or sell its products, (iv) indemnification by the Company with respect to infringements of proprietary rights, (v) most favored nation clauses, covenants not to sue, or other significant business constraints, that would restrict the Company’s ability to conduct business in the ordinary course, (vi) any agreement for the disposition of a material portion of the Company’s assets (other than for the sale of inventory in the ordinary course of business) and (vii) any agreement for the acquisition of the business or securities or other ownership interests of another party.

(b) The Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or incurred any other liabilities individually in excess of $200,000 or in excess of $500,000 in the aggregate, (iii) made any loans or advances to any Person, other than ordinary advances for business expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than in the ordinary course of business. For the purposes of (a) and (b) of this Section 2.10, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same Person (including Persons the Company has reason to believe are affiliated with each other) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such section.

(c) The Company is not a guarantor or indemnitor of any indebtedness of any other Person.

2.11 Certain Transactions.

(a) Other than (i) standard employee benefits generally made available to all employees, standard employee offer letters and Confidential Information Agreements (as defined below), (ii) standard director and officer indemnification agreements approved by the Board of Directors, (iii) the purchase of shares of the Company’s capital stock and the issuance of options to purchase shares of the Company’s Common Stock, in each instance, approved in the written minutes of the Board of Directors (previously provided to the Purchasers or their respective counsel), and (iv) the Transaction Documents, there are no agreements, understandings or proposed transactions between the Company and any of its stockholders, officers, directors, consultants or Key Employees, or any Affiliate thereof.

(b) The Company is not indebted, directly or indirectly, to any of its directors, officers or employees or to their respective spouses or children or to any Affiliate of any of the foregoing, other than in connection with expenses or advances of expenses incurred in the ordinary course of business or employee relocation expenses and for other customary employee benefits made generally available to all employees. None of the Company’s directors, officers or employees, or any members of their immediate families, or any Affiliate of the foregoing are, directly or indirectly, indebted to the Company or, to the Company’s knowledge, have any (i) material commercial, industrial, banking, consulting, legal, accounting, charitable or familial relationship with any of the Company’s customers, suppliers, service providers, joint venture partners, licensees and competitors, (ii) direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company except that directors, officers, employees or stockholders of the Company may own stock in (but not exceeding two percent (2%) of the outstanding capital stock of) publicly traded companies that may compete with the Company; or (iii) financial interest in any material contract with the Company.

9

2.12 Rights of Registration and Voting Rights. Except as provided in the Stockholders’ Agreement, the Company is not under any obligation to register under the Securities Act any of its currently outstanding securities or any securities issuable upon exercise or conversion of its currently outstanding securities. To the Company’s knowledge, except as contemplated in the Stockholders’ Agreement, no stockholder of the Company has entered into any agreements with respect to the voting of capital shares of the Company.

2.13 Property. The property and assets that the Company owns are free and clear of all mortgages, deeds of trust, liens, loans and encumbrances, except for statutory liens for the payment of current taxes that are not yet delinquent and encumbrances and liens that arise in the ordinary course of business and do not materially impair the Company’s ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to the Company’s knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances other than those of the lessors of such property or assets. The Company does not own any real property.

2.14 Financial Statements. The Company has delivered or otherwise made available to each Purchaser the audited consolidated financial statements of the Company and the Company Subsidiaries for the years ended December 31, 2019 and December 31, 2020 (including, in each case, the consolidated balance sheets, consolidated statements of income, consolidated statements in changes of shareholders’ equity, and consolidated statements of cash flows) and the unaudited consolidated balance sheet of the Company and the Company Subsidiaries for the six-month period ended June 30, 2021 (the “Balance Sheet Date”, and the foregoing financial statements, collectively, the “Financial Statements”). The Financial Statements have been prepared in accordance with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods indicated, except that the unaudited Financial Statements may not contain all footnotes required by GAAP. The Financial Statements fairly present in all material respects the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject in the case of the unaudited Financial Statements to normal year-end audit adjustments. Except as set forth in the Financial Statements, the Company has no material liabilities or obligations, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the Balance Sheet Date; (ii) obligations under contracts and commitments incurred in the ordinary course of business; and (iii) liabilities and obligations of a type or nature not required under GAAP to be reflected in the Financial Statements, which, in all such cases, individually and in the aggregate would not have a Material Adverse Effect. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP.

2.15 Changes. Since the Balance Sheet Date there has not been:

(a) any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business that have not caused, in the aggregate, a Material Adverse Effect;

(b) any damage, destruction or loss, whether or not covered by insurance, that would have a Material Adverse Effect;

(c) any waiver or compromise by the Company of a valuable right or of a material debt owed to it;

(d) any satisfaction or discharge of any lien, claim, or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and the satisfaction or discharge of which would not have a Material Adverse Effect;

(e) any material change to a material contract or agreement by which the Company or any of its assets is bound or subject;

10

(f) any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder;

(g) any resignation or termination of employment of any officer or Key Employee of the Company;

(h) any mortgage, pledge, transfer of a security interest in, or lien, created by the Company, with respect to any of its material properties or assets, except liens for taxes not yet due or payable and liens that arise in the ordinary course of business and do not materially impair the Company’s ownership or use of such property or assets;

(i) any loans or guarantees made by the Company to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

(j) any declaration, setting aside or payment or other distribution in respect of any of the Company’s capital stock, or any direct or indirect redemption, purchase, or other acquisition of any of such stock by the Company;

(k) any sale, assignment or transfer of any Company Intellectual Property that could reasonably be expected to result in a Material Adverse Effect;

(l) receipt of notice that there has been a loss of, or material order cancellation by, any major customer of the Company;

(m) to the Company’s knowledge, any other event or condition of any character, other than events affecting the economy or the Company’s industry generally, that could reasonably be expected to result in a Material Adverse Effect; or

(n) any arrangement or commitment by the Company to do any of the things described in this Section 2.15.

2.16 Employee Matters.

(a) As of the date hereof, the Company employs 182 full-time employees and 11 part-time employees and engages 13 consultants or independent contractors. Section 2.16(a) of the Disclosure Schedule sets forth a reasonably detailed description of all compensation, including salary, bonus, severance obligations and deferred compensation paid or payable for each officer, employee, consultant and independent contractor of the Company who received compensation in excess of $100,000 for the fiscal year ended December 31, 2020 or is anticipated to receive compensation in excess of $100,000 for the fiscal year ending December 31, 2021.

(b) To the Company’s knowledge, none of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would materially interfere with such employee’s ability to promote the interest of the Company or that would conflict with the Company’s business. Neither the execution or delivery of the Transaction Agreements, nor the carrying on of the Company’s business by the employees of the Company, nor the conduct of the Company’s business as now conducted and as presently proposed to be conducted, will, to the Company’s knowledge, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant or instrument under which any such employee is now obligated.

11

(c) The Company is not delinquent in payments to any of its employees, consultants, or independent contractors for any wages, salaries, commissions, bonuses, or other direct compensation for any service performed for it to the date hereof or amounts required to be reimbursed to such employees, consultants or independent contractors. The Company has complied in all material respects with all applicable state and federal equal employment opportunity laws and with other laws related to employment, including those related to wages, hours, worker classification and collective bargaining. The Company has withheld and paid to the appropriate governmental entity or is holding for payment not yet due to such governmental entity all amounts required to be withheld from employees of the Company and is not liable for any arrears of wages, taxes, penalties or other sums for failure to comply with any of the foregoing.

(d) To the Company’s knowledge, no Key Employee intends to terminate employment with the Company or is otherwise likely to become unavailable to continue as a Key Employee. The Company does not have a present intention to terminate the employment of any of the foregoing. The employment of each employee of the Company is terminable at the will of the Company. Except as set forth in Section 2.16(d)(i) of the Disclosure Schedule or as required by law, upon termination of the employment of any such employees, no severance or other payments will become due. Except as set forth in Section 2.16(d)(ii) of the Disclosure Schedule, the Company has no policy, practice, plan or program of paying severance pay or any form of severance compensation in connection with the termination of employment services.

(e) The Company has not made any representations regarding equity incentives to any officer, employee, director or consultant that are inconsistent with the share amounts and terms set forth in the minutes of meetings of (or actions taken by unanimous written consent by) the Company’s Board of Directors.

(f) Each former Key Employee whose employment was terminated by the Company has entered into an agreement with the Company providing for the full release of any claims against the Company or any related party arising out of such employment.

(g) Section 2.16(g) of the Disclosure Schedule sets forth each employee benefit plan maintained, established or sponsored by the Company, or which the Company participates in or contributes to, which is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Company has made all required contributions and has no liability to any such employee benefit plan, other than liability for health plan continuation coverage described in Part 6 of Title I(B) of ERISA, and has complied in all material respects with all applicable laws for any such employee benefit plan.

(h) The Company is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the Company’s knowledge, threatened, which could have a Material Adverse Effect, nor is the Company aware of any labor organization activity involving its employees.

(i) To the Company’s knowledge, none of the Key Employees or directors of the Company has been (i) subject to voluntary or involuntary petition under the federal bankruptcy laws or any state insolvency law or the appointment of a receiver, fiscal agent or similar officer by a court for his or her business or property; (ii) convicted in a criminal proceeding or named as a subject of a pending criminal proceeding (excluding traffic violations and other minor offenses); (iii) subject to any order,

12

judgment or decree (not subsequently reversed, suspended, or vacated) of any court of competent jurisdiction permanently or temporarily enjoining him or her from engaging, or otherwise imposing limits or conditions on his or her engagement in any securities, investment advisory, banking, insurance, or other type of business or acting as an officer or director of a public company; or (iv) found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated any federal or state securities, commodities, or unfair trade practices law, which such judgment or finding has not been subsequently reversed, suspended, or vacated.

2.17 Tax Returns and Payments. There are no federal, state, county, local or foreign taxes due and payable by the Company which have not been timely paid. There are no accrued and unpaid federal, state, country, local or foreign taxes of the Company which are due, whether or not assessed or disputed. There have been no examinations or audits of any tax returns or reports by any applicable federal, state, local or foreign governmental agency. The Company has duly and timely filed all federal, state, county, local and foreign tax returns required to have been filed by it and there are in effect no waivers of applicable statutes of limitations with respect to taxes for any year. Each such return or report was, to the Company’s knowledge, true and complete in all material respects when filed. To the Company’s knowledge, one of such returns or reports has been audited by any taxing authority, and the Company has not been advised in writing that any of such returns or reports will be audited. Since the date of its incorporation, the Company has not incurred any taxes, assessments or governmental charges other than in the ordinary course of business and the Company has made adequate provisions on its books of account for all taxes, assessments and governmental charges with respect to their business, properties and operations for such period. No deficiency assessment or proposed adjustment of income or payroll taxes of the Company is pending and the Company has no knowledge of any proposed liability for any tax to be imposed. The Company has withheld or collected from each payment made to each of its employees, the amount of all taxes required to be withheld or collected therefrom, and has paid the same to the proper tax receiving officers or authorized depositories.

2.18 Insurance. The Company has in full force and effect insurance policies with extended coverage, sufficient in amount (subject to reasonable deductions) to allow it to replace any of its properties that might be damaged or destroyed.

2.19 Employee Agreements. Each current and former employee, consultant and officer of the Company has executed an agreement with the Company regarding confidentiality and proprietary information substantially in the form or forms delivered to the Purchasers or their respective counsel (the “Confidential Information Agreements”). No current or former Key Employee has excluded works or inventions from his or her assignment of inventions pursuant to such Key Employee’s Confidential Information Agreement. Each current and former Key Employee has executed a non-competition and non-solicitation agreement substantially in the form or forms delivered to the Purchasers or their respective counsel. To the Company’s knowledge, none of its Key Employees is in violation of any agreement described in this Section 2.19.

2.20 Permits. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business, the lack of which could reasonably be expected to have a Material Adverse Effect. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

2.21 Corporate Documents. The Certificate of Incorporation and Bylaws of the Company as of the date of this Agreement are in the form provided to the Purchasers. The copy of any minute books of the Company provided to the Purchasers contains minutes of all meetings of directors and stockholders and all actions by written consent without a meeting by the directors and stockholders since the date of incorporation and accurately reflects in all material respects all actions by the directors (and any committee of directors) and stockholders.

13

2.22 83(b) Elections. To the Company’s knowledge, all elections and notices under Section 83(b) of the Code have been or will be timely filed by all individuals who have acquired unvested shares of the Company’s Common Stock

2.23 Real Property Holding Corporation. The Company is not now and has never been a “United States real property holding corporation” as defined in the Code and any applicable regulations promulgated thereunder. The Company has filed with the Internal Revenue Service all statements, if any, with its United States income tax returns which are required under such regulations.

2.24 Environmental and Safety Laws. Except as would not reasonably be expected to have a Material Adverse Effect (a) the Company is and has been in compliance with all Environmental Laws; (b) there has been no release or, to the Company’s knowledge, threatened release of any pollutant, contaminant or toxic or hazardous material, substance or waste or petroleum or any fraction thereof (each a “Hazardous Substance”), on, upon, into or from any site currently or heretofore owned, leased or otherwise used by the Company; (c) there have been no Hazardous Substances generated by the Company that have been disposed of or come to rest at any site that has been included in any published U.S. federal, state or local “superfund” site list or any other similar list of hazardous or toxic waste sites published by any governmental authority in the United States; and (d) there are no underground storage tanks located on, no polychlorinated biphenyls (“PCBs”) or PCB-containing equipment used or stored on, and no hazardous waste as defined by the Resource Conservation and Recovery Act, as amended, stored on, any site owned or operated by the Company, except for the storage of hazardous waste in compliance with Environmental Laws. The Company has made available to the Purchasers true and complete copies of all material environmental records, reports, notifications, certificates of need, permits, pending permit applications, correspondence, engineering studies and environmental studies or assessments.

For purposes of this Section 2.24, “Environmental Laws” means any law, regulation, or other applicable requirement relating to (a) releases or threatened release of Hazardous Substance; (b) pollution or protection of employee health or safety, public health or the environment; or (c) the manufacture, handling, transport, use, treatment, storage, or disposal of Hazardous Substances.

2.25 Foreign Corrupt Practices Act. The Company nor any of its directors, officers, employees or agents have, directly or indirectly, made, offered, promised or authorized any material payment or gift of any money or anything of value to or for the benefit of any “foreign official” (as such term is defined in the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”)), foreign political party or official thereof or candidate for foreign political office for the purpose of (i) influencing any official act or decision of such official, party or candidate, (ii) inducing such official, party or candidate to use his, her or its influence to affect any act or decision of a foreign governmental authority, or (iii) securing any improper advantage, in the case of (i), (ii) and (iii) above in order to assist the Company or any of its affiliates in obtaining or retaining business for or with, or directing business to, any person. Neither the Company nor any of its directors, officers, employees or agents have made or authorized any bribe, rebate, payoff, influence payment, kickback or other unlawful payment of funds or received or retained any funds in violation of any law, rule or regulation, other than any such violation as would not reasonably be expected to be material to the Company. The Company further represents that it has maintained, and has caused each of its subsidiaries and affiliates to maintain, systems of internal controls (including, but not limited to, accounting systems, purchasing systems and billing systems) to ensure compliance with the FCPA or any other applicable anti-bribery or anti-corruption law, and to ensure that all books and records of the Company accurately reflect, in reasonable detail, all transactions and dispositions of funds and assets. Neither the Company nor any of its officers, directors or employees are the subject of any allegation, voluntary disclosure, investigation, prosecution or other enforcement action related to the FCPA or any other anti-corruption law (collectively, “Enforcement Action”).

14

2.26 Data Privacy. In connection with its collection, storage, use and/or disclosure of any information that constitutes “personal information,” “personal data” or “personally identifiable information” as defined in applicable laws (collectively “Personal Information”) by or on behalf of the Company, the Company is and has been in compliance in all material respects with (i) all applicable laws (including, without limitation, laws relating to privacy, data security, telephone and text message communications, and marketing by email or other channels) in all relevant jurisdictions, (ii) the Company’s privacy policies and public written statements regarding the Company’s privacy or data security practices, and (iii) the requirements of any contract codes of conduct or industry standards, including, without limitation, the Payment Card Industry Data Security Standard, by which the Company is bound. The Company maintains and has maintained reasonable physical, technical, and administrative security measures and policies designed to protect all Personal Information owned, stored, used, maintained or controlled by or on behalf of the Company from and against unlawful, accidental or unauthorized access, destruction, loss, use, modification and/or disclosure. To the extent the Company maintains or transmits protected health information, as defined under 45 C.F.R. § 160.103, the Company is in compliance in all material respects with the applicable requirements of the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act, including all rules and regulations promulgated thereunder. The Company is and has been in compliance in all material respects with all laws relating to data loss, theft and breach of security notification obligations. To the Company’s knowledge, there has been no occurrence of (x) unlawful, accidental or unauthorized destruction, loss, use, modification or disclosure of or access to Personal Information owned, stored, used, maintained or controlled by or on behalf of the Company such that Privacy Requirements require or required the Company to notify government authorities, affected individuals or other parties of such occurrence or (y) unauthorized access to or disclosure of the Company’s confidential information or trade secrets.

2.27 Export Control Laws. The Company has conducted all export transactions in accordance with applicable provisions of United States export control laws and regulations, including the Export Administration Regulations, the International Traffic in Arms Regulations, the regulations administered by the Office of Foreign Assets Control of the U.S. Treasury Department, and the export control laws and regulations of any other applicable jurisdiction, except, in each case, where the failure to conduct transactions in accordance with such laws and regulations has not had and would not reasonably be expected to be material to the Company. Without limiting the foregoing,: (a) the Company has obtained all export licenses and other material approvals, timely filed all required filings and has assigned the appropriate export classifications to all products, in each case as required for its exports of products, software and technologies from the United States and any other applicable jurisdiction; (b) the Company is in compliance in all material respects with the terms of all applicable export licenses, classifications, filing requirements or other approvals; (c) there are no pending or, to the knowledge of the Company, material threatened claims against the Company with respect to such exports, classifications, required filings or other approvals; (d) there are no material pending investigations related to the Company’s exports; and (e) there are no actions, conditions, or circumstances pertaining to the Company’s export transactions that would reasonably be expected to give rise to any material future claims.

2.28 CFIUS Representations. The Company does not engage in (a) the design, fabrication, development, testing, production or manufacture of one (1) or more “critical technologies” within the meaning of the Defense Production Act of 1950, as amended, including all implementing regulations thereof (the “DPA”); (b) the ownership, operation, maintenance, supply, manufacture, or servicing of “covered investment critical infrastructure” within the meaning of the DPA (where such activities are covered by column 2 of Appendix A to 31 C.F.R. Part 800); or (c) the maintenance or collection, directly or indirectly, of “sensitive personal data” of U.S. citizens within the meaning of the DPA.

15

2.29 Preclinical Development and Clinical Trials. The studies, tests, preclinical development and clinical trials, if any, conducted by or on behalf of the Company are being conducted in all material respects in accordance with experimental protocols, procedures and controls pursuant to accepted professional and scientific standards for products or product candidates. The descriptions of, protocols for, and data and other results of, the studies, tests, development and trials conducted by or on behalf of the Company that have been furnished or made available to the Purchasers are accurate and complete. The Company is not aware of any studies, tests, development or trials the results of which reasonably call into question the results of the studies, tests, development and trials conducted by or on behalf of the Company, and the Company has not received any notices or correspondence from the U.S. Food and Drug Administration (“FDA”) or any other governmental entity or any institutional review board or comparable authority requiring the termination, suspension or material modification of any studies, tests, preclinical development or clinical trials conducted by or on behalf of the Company

2.30 Regulatory Requirements. The Company possesses all material permits, licenses, registrations, certificates, authorizations, orders and approvals from the appropriate federal, state or foreign regulatory authorities necessary to conduct its business, including all such permits, licenses, registrations, certificates, authorizations, orders and approvals required by the FDA or any other federal, state or foreign agencies or bodies engaged in the regulation of drugs, pharmaceuticals, medical devices or biohazardous materials. The Company has not received any notice of proceedings relating to the suspension, modification, revocation or cancellation of any permit, license, registration, certificate, authorization, order or approval as may be required by the FDA or any other federal, state or foreign agencies or bodies engaged in the regulation of drugs, pharmaceuticals, medical devices or biohazardous materials. The Company is in compliance, in all material respects, with all applicable laws administered or issued by the FDA or similar governmental entity in any applicable jurisdiction in which the Company conducts its business. Neither the Company nor any of its officers, employees, or to the Company’s knowledge, any of its contractors or agents has made any materially false statements on, or material omissions from, any notifications, applications, approvals, reports and other submissions to FDA or any similar governmental entity.

2.31 Disclosure. The Company has made available to the Purchasers all the information that the Purchasers have requested for deciding whether to acquire the Shares, including certain of the Company’s projections describing its proposed business plan (the “Business Plan”). No representation or warranty of the Company contained in this Agreement, as qualified by the Disclosure Schedule, and no certificate furnished or to be furnished to Purchasers at the Closing contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. The Business Plan was prepared in good faith; however, the Company does not warrant that it will achieve any results projected in the Business Plan. It is understood that this representation is qualified by the fact that the Company has not delivered to the Purchasers, and has not been requested to deliver, a private placement or similar memorandum or any written disclosure of the types of information customarily furnished to purchasers of securities.

3. Representations and Warranties of the Purchasers. Each Purchaser hereby represents and warrants to the Company, severally and not jointly, that:

3.1 Authorization. The Purchaser has full power and authority to enter into the Transaction Agreements. The Transaction Agreements to which the Purchaser is a party, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable against such Purchaser in accordance with their terms, except (a) as limited by applicable

16

bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, or (b) to the extent the indemnification provisions contained in the Transaction Agreements may be limited by applicable federal or state securities laws.

3.2 Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Shares to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Shares. The Purchaser has not been formed for the specific purpose of acquiring the Shares.

3.3 Disclosure of Information. The Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Shares with the Company’s management and has had an opportunity to review the Company’s facilities. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Purchasers to rely thereon.

3.4 Restricted Securities. The Purchaser understands that the Shares have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein. The Purchaser understands that the Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Shares for resale except as set forth in the Stockholders’ Agreement. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and on requirements relating to the Company which are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.

3.5 No Public Market. The Purchaser understands that no public market now exists for the Shares, and that the Company has made no assurances that a public market will ever exist for the Shares.

3.6 Legends. The Purchaser understands that the Shares and any securities issued in respect of or exchange for the Shares, may be notated with one or all of the following legends:

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

17

(a) Any legend set forth in, or required by, the other Transaction Agreements.

(b) Any legend required by the securities laws of any state to the extent such laws are applicable to the Shares represented by the certificate, instrument, or book entry so legended.

3.7 Accredited Investor. The Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act or not a United States person (as defined by Section 7701(a)(30) of the Code).

3.8 Foreign Investors. If the Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Code), the Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares. The Purchaser’s subscription and payment for and continued beneficial ownership of the Shares will not violate any applicable securities or other laws of the Purchaser’s jurisdiction.

3.9 No General Solicitation. Neither the Purchaser, nor any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including, through a broker or finder (a) engaged in any general solicitation, or (b) published any advertisement in connection with the offer and sale of the Shares.

3.10 Exculpation Among Purchasers. The Purchaser acknowledges that it is not relying upon any Person, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. The Purchaser agrees that neither any Purchaser nor the respective controlling Persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable to any other Purchaser for any action heretofore taken or omitted to be taken by any of them in connection with the purchase of the Shares.

3.11 Residence. If the Purchaser is an individual, then the Purchaser resides in the state or province identified in the address of the Purchaser set forth on Exhibit A; if the Purchaser is a partnership, corporation, limited liability company or other entity, then the office or offices of the Purchaser in which its principal place of business is identified in the address or addresses of the Purchaser set forth on Exhibit A.

3.12 Osteon. The Purchaser acknowledges and agrees that the Company is acquiring Osteon on or about the date of the Initial Closing, and accordingly, notwithstanding anything herein to the contrary, (a) Osteon shall not, and shall not be deemed to be, a subsidiary of the Company for purposes of this Agreement (including, without limitation, Section 2); (b) the Company is not making any representations or warranties regarding Osteon, its business or its assets; and (c) the representations and warranties of the Company set forth in Section 2 do not address Osteon, its business or its assets in any respect and the Purchaser has excluded and not taken Osteon, its business or its assets into consideration when evaluating the representations and warranties of the Company set forth in Section 2.

18

4. Conditions to the Purchasers’ Obligations at Closing. The obligations of each Purchaser to purchase Shares at the Initial Closing or any subsequent Closing are subject to the fulfillment, on or before such Closing, of each of the following conditions, unless otherwise waived:

4.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct in all respects as of such Closing.

4.2 Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Company on or before such Closing.

4.3 Compliance Certificate. The Chief Financial Officer of the Company shall deliver to the Purchasers at such Closing a certificate certifying that the conditions specified in Sections 4.1 and 4.2 have been fulfilled.

4.4 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of such Closing.

4.5 Opinion of Company Counsel. The Purchasers shall have received from Proskauer Rose LLP, counsel for the Company, an opinion, dated as of the Initial Closing, in substantially the form of Exhibit E attached to this Agreement.

4.6 Stockholders’ Agreement. The Company and each Purchaser (other than the Purchaser relying upon this condition to excuse such Purchaser’s performance hereunder) and the other stockholders of the Company named as parties thereto shall have executed and delivered the Stockholders’ Agreement.

4.7 Restated Certificate. The Company shall have filed the Restated Certificate with the Secretary of State of Delaware on or prior to the Closing, which shall continue to be in full force and effect as of the Closing.

4.8 Secretary’s Certificate. The Secretary of the Company shall have delivered to the Purchasers at the Closing a certificate certifying (i) the Certificate of Incorporation and Bylaws of the Company as in effect at the Closing, (ii) resolutions of the Board of Directors of the Company approving the Transaction Agreements and the transactions contemplated under the Transaction Agreements, and (iii) resolutions of the stockholders of the Company approving the Restated Certificate.

4.9 Osteon. The Company shall have consummated the acquisition of Osteon, pursuant to documentation reasonably satisfactory in form and substance to Nantahala.

4.10 Management Rights Letter. The Company shall have delivered to Migdal Insurance Company Ltd. and its affiliated funds a Management Rights Letter, in the form attached hereto as Exhibit F.

4.11 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to each Purchaser, and each Purchaser (or its respective counsel) shall have received all such counterpart original and certified or other copies of such documents as reasonably requested. Such documents may include good standing certificates.

19

5. Conditions of the Company’s Obligations at Closing. The obligations of the Company to sell Shares to the Purchasers at the Initial Closing or any subsequent Closing are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

5.1 Representations and Warranties. The representations and warranties of each Purchaser contained in Section 3 shall be true and correct in all respects as of such Closing.

5.2 Performance. The Purchasers shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by them on or before such Closing.

5.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing.

5.4 Stockholders’ Agreement. Each Purchaser shall have executed and delivered the Stockholders’ Agreement.

6. Miscellaneous.

6.1 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

6.2 Governing Law. This Agreement shall be governed by the internal law of the State of Delaware, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Delaware.

6.3 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

6.5 Notices.

(a) General. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on the signature page or Exhibit A, or to such e-mail address or address as subsequently modified by written notice given in accordance with this Section 6.5. If notice is given to the Company, such notice shall be delivered to154 Middlesex Turnpike, Burlington, Massachusetts 01803, Attention: Amnon Tamir, Chief Financial Officer, e-mail: atamir@keystonedental.com, with a copy (which copy shall not constitute notice) to Proskauer Rose LLP, Eleven Times Square, New York, NY 10036, Attention: Michael Callahan, e-mail: mcallahan@proskauer.com.

20

(b) Consent to Electronic Notice. Each Purchaser consents to the delivery of any stockholder notice pursuant to the Delaware General Corporation Law (the “DGCL”), as amended or superseded from time to time, by electronic transmission pursuant to Section 232 of the DGCL (or any successor thereto) at the e-mail address set forth below such Purchaser’s name on the signature page or Exhibit A, as updated from time to time by notice to the Company. To the extent that any notice given by means of electronic transmission is returned or undeliverable for any reason, the foregoing consent shall be deemed to have been revoked until a new or corrected e-mail address has been provided, and such attempted electronic notice shall be ineffective and deemed to not have been given. Each Purchaser agrees to promptly notify the Company of any change in its e-mail address, and that failure to do so shall not affect the foregoing.

6.6 No Finder’s Fees. Each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which each Purchaser or any of its officers, employees or representatives is responsible. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

6.7 Indemnification.

(a) Survival. All General Representations (other than Section 2.8 (Intellectual Property)) contained in any agreement, certificate, document or instrument delivered pursuant to this Agreement shall survive the Closing until the earlier of (1) fourteen (14) months following the date hereof and (2) such time as an Initial Public Offering is consummated or the capital stock of the Company (or any successor or parent thereto) is otherwise traded on a United States national securities exchange. The representations and warranties in Section 2.8 (Intellectual Property) shall survive and remain in full force and effect until the earlier to occur of (i) lapse of thirty six (36) months from the Closing, and (ii) such time as an Initial Public Offering is consummated or the capital stock of the Company (or any successor or parent thereto) is otherwise traded on a United States national securities exchange. All Fundamental Representations shall survive until the earlier of (1) ninety (90) days after the expiration of all statutes of limitation periods applicable to the underlying subject matter being represented and (2) such time as an Initial Public Offering is consummated or the capital stock of the Company (or any successor or parent thereto) is otherwise traded on a United States national securities exchange. The survival of all representations and warranties shall not in any way be affected by any investigation or finding made by or on behalf of any party. The Purchasers, on the one hand, and the Company, on the other, understand that each other relied upon such representations and warranties and that they form an integral part of the consideration without which the other would not have been willing to consummate the transactions contemplated by this Agreement.

(b) Timing for Claims for Breach of Representations and Warranties. No action for breach of any representation or warranty of the Company in this Agreement may be brought after the expiration of the applicable period for survival thereof pursuant to Section 6.7(a). If the Purchasers notify the Company in writing of any claim for breach of any representation or warranty prior to the expiration of the survival date of such representation or warranty as set forth in the prior sentence, such representation or warranty shall continue in full and force and effect until the claim has been resolved.

21

“Fundamental Representations” means the representations and warranties in Section 2.2 (‘Capitalization’), Section 2.3 (‘Subsidiaries’), Section 2.4 (‘Authorization’), and Section 6.6 (No Finder’s Fees’) and Section 2.17 (‘Tax Returns and Payments’). The representations and warranties of the Company that are not Fundamental Representations shall be referred to herein as “General Representations.” “Fraud” means common law fraud under Delaware law in respect of any representation or warranty contained in this Agreement.

(c) Indemnification. Each Purchaser has the right to fully rely upon all representations, warranties and covenants of the Company contained in or made pursuant to this Agreement and in the schedules attached hereto. Unless otherwise set forth in this Agreement, the representations and warranties of the Company contained in or made pursuant to this Agreement shall in no way be affected by any investigation or knowledge of the subject matter thereof made by or on behalf of any Purchaser. The Company shall indemnify and hold the Purchasers and their Affiliates, employees and representatives (collectively, “Purchaser Indemnified Parties”) harmless from and against, and compensate and reimburse the Purchaser Indemnified Parties for, any and all claims, damages, losses, liabilities, penalties, fines and expenses (including reasonable fees and expenses of counsel) of any kind, whether or not incurred in connection with a third party claim (collectively, “Damages”), arising out of or relating to any breach of any representation, warranty or covenant of the Company contained in this Agreement or in any certificate delivered by the Company pursuant to this Agreement.

(d) Limitations on Liability.

(i) Except for claims based on Fraud, the Company’s maximum liability for all claims for indemnification pursuant to Section 6.7(c):

(1) in respect of breaches of General Representations, shall not exceed in the aggregate $2,500,000; and

(2) shall not exceed in the aggregate the total amount invested by the Purchasers to purchase the Shares at the Closing pursuant to Section 1.1.

(ii) Except for claims based upon Fraud, the Company shall not have any liability for claims for indemnification for breach of the General Representations unless and until the total amount of Damages incurred by the Purchaser Indemnified Parties in respect of such breaches exceeds $250,000 (the “Basket”), in which case the Purchaser Indemnified Parties shall be entitled to indemnification for all such Damages in excess of the Basket.

(e) Exclusive Remedy. Notwithstanding anything herein to the contrary, except for claims based upon Fraud, the rights of the Purchaser Indemnified Parties under this Section 6.7 shall be the sole and exclusive remedies of the Purchaser Indemnified Parties with respect to claims arising under or related to the transactions contemplated by this Agreement, and none of the Purchaser Indemnified Parties shall have any other rights or remedies in connection with any breach of this Agreement or any other liability arising out of the negotiation, entry into or consummation of the transactions contemplated by this Agreement, whether based on contract, tort, strict liability, other laws or otherwise.

6.8 Fees and Expenses. At the Closing, the Company shall pay the reasonable fees and expenses of Feinberg Hanson LLP, the counsel for Nantahala.

22

6.9 Attorneys’ Fees. If any action at law or in equity (including, arbitration) is necessary to enforce or interpret the terms of any of the Transaction Agreements, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

6.10 Amendments and Waivers. Except as set forth in Section 1.3(a) of this Agreement, any term of this Agreement may be amended, terminated or waived only with the written consent of the Company and Nantahala; provided however that any amendment of Section 1.5 or any amendment that otherwise effects the Migdal Purchasers disproportionately shall require the consent of Migdal Insurance Company Ltd. Any amendment or waiver effected in accordance with this Section 6.10 shall be binding upon the Purchasers and each transferee of the Shares, each future holder of all such securities, and the Company.

6.11 Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

6.12 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

6.13 Entire Agreement. This Agreement (including the Exhibits hereto), the Restated Certificate and the other Transaction Agreements constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled.

6.14 Termination of Closing Obligations. Each Purchaser shall have the right to terminate its obligations to complete the Initial Closing or any subsequent Closing, as the case may be, if prior to the occurrence thereof, any of the following occurs:

(a) the Transfer (as defined in the Stockholders’ Agreement) to one of more third parties of shares of a majority of the voting securities of the Company then outstanding or a sale by the Company or any of its subsidiaries of all or substantially all of the assets of the Company and its consolidated subsidiaries to one or more third parties, in each case, whether by merger, consolidation, business combination, stock purchase, asset purchase or otherwise;

(b) the closing of an initial public offering of the Company, in which case the Purchasers may terminate their obligations hereunder immediately prior to, or contingent upon, such closing; or

(c) the Company (i) applies for or consents to the appointment of a receiver, trustee, custodian or liquidator of itself or substantially all of its property, (ii) becomes subject to the appointment of a receiver, trustee, custodian or liquidator of itself or substantially all of its property, (iii) makes an assignment for the benefit of creditors, (iv) institutes any proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally, or files a petition or answer seeking reorganization

23

or an arrangement with creditors to take advantage of any insolvency law, or files an answer admitting the material allegations of a bankruptcy, reorganization or insolvency petition filed against it, or (v) becomes subject to any involuntary proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally, when proceeding is not dismissed within thirty (30) days of filing, or have an order for relief entered against it in any proceedings under the United States Bankruptcy Code.

6.15 Dispute Resolution. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of Delaware and to the jurisdiction of the United States District Court for the District of Delaware for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of Delaware or the United States District Court for the District of Delaware, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

WAIVER OF JURY TRIAL: EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL

6.16 No Commitment for Additional Financing. The Company acknowledges and agrees that no Purchaser has made any representation, undertaking, commitment or agreement to provide or assist the Company in obtaining any financing, investment or other assistance, other than the purchase of the Shares as set forth herein and subject to the conditions set forth herein. In addition, the Company acknowledges and agrees that (i) no statements, whether written or oral, made by any Purchaser or its representatives on or after the date of this Agreement shall create an obligation, commitment or agreement to provide or assist the Company in obtaining any financing or investment, (ii) the Company shall not rely on any such statement by any Purchaser or its representatives, and (iii) an obligation, commitment or agreement to provide or assist the Company in obtaining any financing or investment may only be created by a written agreement, signed by such Purchaser and the Company, setting forth the terms and conditions of such financing or investment and stating that the parties intend for such writing to be a binding obligation or agreement. Each Purchaser shall have the right, in its sole and absolute discretion, to refuse or decline to participate in any other financing of or investment in the Company, and shall have no obligation to assist or cooperate with the Company in obtaining any financing, investment or other assistance.

[Signature Pages Follow]

24

IN WITNESS WHEREOF, the parties have executed this Common Stock Purchase Agreement as of the date first written above.

COMPANY:

KEYSTONE DENTAL HOLDINGS, INC.

By:
Name:	Amnon Tamir
Title:	Chief Financial Officer

[Signature Pages Continue]

IN WITNESS WHEREOF, the parties have executed this Common Stock Purchase Agreement as of the date first written above.

PURCHASERS:

ACCELMED GROWTH PARTNERS, L.P.

By: Accelmed Growth Partners (GP), L.P., its General Partner

By: Accelmed Growth Partners Management Ltd., its Manager

By:
Name:	Uri Geiger
Title:	Managing Director

Notice:

2875 NE 191st, Suite 500
Aventura, FL 33180
Attention: Uri Geiger
Email: uri@accelmed.com

with a copy (which shall not constitute notice) to:

Proskauer Rose LLP
Eleven Times Square
New York, NY 10036
Attention: Michael Callahan
E-mail: mcallahan@proskauer.com.

[Signature Pages Continue]

SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT

NANTAHALA CAPITAL PARTNERS II LIMITED PARTNERSHIP

By:	Nantahala Capital Management, LLC Its General Partner

By:	/s/ Daniel Mack
Name: Daniel Mack
Title: Manager

Legal Entity Name and Address:

Nantahala Capital Partners II Limited Partnership 130 Main St. 2nd Floor New Canaan, CT 06840

Notifications:

Contact: Operations Team

Email (preferred): operations@nantahalapartners.com

Copy to legal address for physical.

with a copy (which shall not constitute notice) to:

Feinberg Hanson LLP 855 Boylston Street Boston, Massachusetts 02116 Attention: Joshua Rissmiller Email: JRissmiller@feinberghanson.com

[Signature Pages Continue]

SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT

NANTAHALA CAPITAL PARTNERS LIMITED PARTNERSHIP

By:	Nantahala Capital Management, LLC Its General Partner

By:	/s/ Daniel Mack
Name: Daniel Mack
Title: Manager

Legal Entity Name and Address:

Nantahala Capital Partners Limited Partnership 130 Main St. 2nd Floor New Canaan, CT 06840

Notifications:

Contact: Operations Team

Email (preferred): operations@nantahalapartners.com

Copy to legal address for physical.

with a copy (which shall not constitute notice) to:

Feinberg Hanson LLP 855 Boylston Street Boston, Massachusetts 02116 Attention: Joshua Rissmiller Email: JRissmiller@feinberghanson.com

[Signature Pages Continue]

SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT

NANTAHALA CAPITAL PARTNERS SI, LP

By:	Nantahala Capital Management, LLC Its Investment Manager

By:	/s/ Daniel Mack
Name: Daniel Mack
Title: Manager

Legal Entity Name and Address:

Nantahala Capital Partners SI, LP 130 Main St. 2nd Floor New Canaan, CT 06840

Notifications:

Contact: Operations Team

Email (preferred): operations@nantahalapartners.com

Copy to legal address for physical.

with a copy (which shall not constitute notice) to:

Feinberg Hanson LLP 855 Boylston Street Boston, Massachusetts 02116 Attention: Joshua Rissmiller Email: JRissmiller@feinberghanson.com

[Signature Pages Continue]

SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT

NCP QR LP

By:	Nantahala Capital Management, LLC Its Investment Manager

By:	/s/ Daniel Mack
Name: Daniel Mack
Title: Manager

Legal Entity Name and Address:

NCP QR LP 130 Main St. 2nd Floor New Canaan, CT 06840

Notifications:

Contact: Operations Team

Email (preferred): operations@nantahalapartners.com

Copy to legal address for physical.

with a copy (which shall not constitute notice) to:

Feinberg Hanson LLP 855 Boylston Street Boston, Massachusetts 02116 Attention: Joshua Rissmiller Email: JRissmiller@feinberghanson.com

[Signature Pages Continue]

SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT

NCP RFM LP

By:	Nantahala Capital Management, LLC Its Investment Manager

By:	/s/ Daniel Mack
Name: Daniel Mack
Title: Manager

Legal Entity Name and Address:

NCP RFM LP 130 Main St. 2nd Floor New Canaan, CT 06840

Notifications:

Contact: Operations Team

Email (preferred): operations@nantahalapartners.com

Copy to legal address for physical.

with a copy (which shall not constitute notice) to:

Feinberg Hanson LLP 855 Boylston Street Boston, Massachusetts 02116 Attention: Joshua Rissmiller Email: JRissmiller@feinberghanson.com

[Signature Pages Continue]

SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT

SILVER CREEK CS SAV, L.L.C., solely with respect to the portion of its assets for which Nantahala Capital Management, LLC acts as its Investment Manager

By:	Nantahala Capital Management, LLC Its Investment Manager

By:	/s/ Daniel Mack
Name: Daniel Mack
Title: Manager

Legal Entity Name and Address:

Silver Creek CS SAV, L.L.C. 1301 5th Avenue, 40th Floor Seattle, WA 98101

Notifications:

Contact: Operations Team(s)

Email (preferred): operations@nantahalapartners.com; Operations@silvercreekcapital.com

Copy to legal address above and investment manager below for physical. c/o Nantahala Capital Management, LLC 130 Main St. 2nd Floor New Canaan, CT 06840

with a copy (which shall not constitute notice) to:

Feinberg Hanson LLP 855 Boylston Street Boston, Massachusetts 02116 Attention: Joshua Rissmiller Email: JRissmiller@feinberghanson.com

[Signature Pages Continue]

SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT

BLACKWELL PARTNERS LLC – SERIES A, solely with respect to the portion of its assets for which Nantahala Capital Management, LLC acts as its Investment Manager

By:	Nantahala Capital Management, LLC Its Investment Manager

By:	/s/ Daniel Mack
Name: Daniel Mack
Title: Manager

Legal Entity Name and Address:

Blackwell Partners LLC – Series A 280 South Mangum Street, Suite 210 Durham, NC 27701

Notifications:

Contact: Operations Team; Jannine Lall

Email (preferred): operations@nantahalapartners.com; jlall@dumac.duke.edu

Copy to legal address above and investment manager below for physical. c/o Nantahala Capital Management, LLC 130 Main St. 2nd Floor New Canaan, CT 06840

with a copy (which shall not constitute notice) to:

Feinberg Hanson LLP 855 Boylston Street Boston, Massachusetts 02116 Attention: Joshua Rissmiller Email: JRissmiller@feinberghanson.com

[Signature Pages Continue]

SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT

MIGDAL: MIGDAL INSURANCE COMPANY LTD

By:
Name:	Guy Fischer Yossi Ben Baruch
Title:	CIO Head of Financial Division

Notice:

Migdal Insurance Company Ltd
4 Efal St., Petah Tikva, 49511
4th Floor
Attention: Dor Ajchenbaum
Email: doraj@migdal.co.il

with a copy (which shall not constitute notice) to:

Arnon Segev & Co., Law Offices 57 Rothschild Blvd. Tel Aviv 6578504, Israel Attention: Yoav Sherman, Adv. Email: yoav@segevlaw.com

[Signature Pages Continue]

SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT

MIGDAL (Cont.):

MIGDAL EDUCATIONAL FUND - GENERAL TRACK

by: its manager Migdal Makefet Pension and Provident Funds Ltd.

By:
Name: Guy Fischer Yossi Ben Baruch
Title: CIO Head of Financial Division

Notice:

Migdal Makefet Pension and Provident Funds Ltd
4 Efal St., Petah Tikva, 49511
4th Floor
Attention: Dor Ajchenbaum
Email: doraj@migdal.co.il

with a copy (which shall not constitute notice) to:

Arnon Segev & Co., Law Offices
57 Rothschild Blvd.
Tel Aviv 6578504, Israel
Attention: Yoav Sherman, Adv.
Email: yoav@segevlaw.com

[Signature Pages Continue]

SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT

MIDGAL (Cont.):

MIGDAL EDUCATIONAL FUND - BETWEEN 50 TO 60 YEARS OLD TRACK

by: its manager Migdal Makefet Pension and Provident Funds Ltd.

By:
Name: Guy Fischer Yossi Ben Baruch
Title: CIO Head of Financial Division

Notice:

Migdal Makefet Pension and Provident Funds Ltd
4 Efal St., Petah Tikva, 49511
4th Floor
Attention: Dor Ajchenbaum
Email: doraj@migdal.co.il

with a copy (which shall not constitute notice) to:

Arnon Segev & Co., Law Offices 57 Rothschild Blvd. Tel Aviv 6578504, Israel Attention: Yoav Sherman, Adv. Email: yoav@segevlaw.com

[Signature Pages Continue]

SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT

MIGDAL (Cont.):

MAKEFET ISHIT

by: its manager Migdal Makefet Pension and Provident Funds Ltd.

By:
Name: Guy Fischer Yossi Ben Baruch
Title: CIO Head of Financial Division

Notice:

Migdal Makefet Pension and Provident Funds Ltd
4 Efal St., Petah Tikva, 49511
4th Floor
Attention: Dor Ajchenbaum
Email: doraj@migdal.co.il

with a copy (which shall not constitute notice) to:

Arnon Segev & Co., Law Offices 57 Rothschild Blvd. Tel Aviv 6578504, Israel Attention: Yoav Sherman, Adv. Email: yoav@segevlaw.com

[Signature Pages Continue]

SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT

EXHIBITS

Exhibit A	-	SCHEDULE OF PURCHASERS

Exhibit B	-	EIGHTH AMENDED & RESTATED CERTIFICATE OF INCORPORATION

Exhibit C	-	DISCLOSURE SCHEDULE

Exhibit D	-	FORM OF STOCKHOLDERS’ AGREEMENT

Exhibit E	-	FORM OF LEGAL OPINION OF COMPANY COUNSEL

EXHIBIT A

SCHEDULE OF PURCHASERS

PURCHASER	COMMON STOCK
Accelmed Growth Partners, L.P.	143,687
Nantahala Capital Partners II Limited Partnership	40,906
Nantahala Capital Partners Limited Partnership	19,556
Nantahala Capital Partners SI, LP	177,625
Nantahala Capital Partners SI, LP	359,217
NCP QR LP	25,933
NCP RFM LP	23,134
Silver Creek CS SAV, L.L.C.	12,245
Blackwell Partners LLC – Series A	59,819
Migdal Insurance Company LTD.	213,968
Migdal Educational Fund – General Track (acting by its manager, Migdal Makefet Pension and Provident Funds Ltd.)	32,251
Migdal Provident Fund – Between 50 to 60 years old Track (acting by its manager, Migdal Makefet Pension and Provident Funds Ltd.)	4,012
Makefet Ishit (acting by its manager, Migdal Makefet Pension and Provident Funds Ltd.)	85,016

TOTAL	1,197,369

EXHIBIT B

RESTATED CERTIFICATE

Delaware	Page 1

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE RESTATED CERTIFICATE OF “KEYSTONE DENTAL HOLDINGS, INC.”, FILED IN THIS OFFICE ON THE TWENTY-SEVENTH DAY OF AUGUST, A.D. 2021, AT 6:26 O`CLOCK P.M.

4483881 8100	Authentication: 204030198
SR# 20213106138	Date: 08-27-21

You may verify this certificate online at corp.delaware.gov/authver.shtml

State of Delaware Secretary of State Division of Corporations Delivered 06:26 PM 08/27/2021 FILED 06:26 PM 08/27/2021 SR 20213106138 - File Number 4483881	EIGHTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF KEYSTONE DENTAL HOLDINGS, INC.

(Pursuant to Sections 242 and 245 of the

General Corporation Law of the State of Delaware)

Keystone Dental Holdings, Inc., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “DGCL’’), does hereby certify:

1. That the name of this corporation is Keystone Dental Holdings, Inc., and that this corporation was originally incorporated under the name “SBT Holdings Inc.” pursuant to the DGCL on January 3,2008.

2. This Eighth Amended and Restated Certificate of Incorporation restates, integrates and amends the Amended and Restated Certificate of Incorporation on file with the Secretary of State of the State of Delaware immediately preceding the filing hereof, was du1y adopted in accordance with the provisions of Sections 242 and 245 of the DGCL, and was approved by written consent of the sole stockholder of this corporation given in accordance with the provisions of Section 228 of the DGCL.

3. The Amended and Restated Certificate of Incorporation of this corporation be amended and restated in its entirety to read as follows:

FIRST: The name of the corporation is Keystone Dental Holdings, Inc.

SECOND: The registered office of the corporation in the State of Delaware shall be 251 Little Falls Drive, Wilmington, New Castle County, Delaware, 19808. The registered agent at such address shall be Corporation Service Company.

THIRD: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

FOURTH: The total number of shares of stock which the corporation shall have authority to issue is fifteen million ( 15, 000,000) shares of common stock. All such shares are to be of the par value of $0.01 per share.

FIFTH: Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of the DGCL or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions Section 279 of the DGCL order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

SIXTH: A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL is amended after the filing of the Certificate of incorporation of which this Article is a part to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Any repeal or modification of the foregoing paragraph by the stockholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

SEVENTH: The number of directors of the Corporation shall be determined in the manner set forth in the Bylaws of the Corporation. Each director shall be entitled to one (1) vote on each matter presented to the Board.

EIGHTH: Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

NINTH: The following indemnification provisions shall apply to the persons enumerated below.

1. Right to Indemnification of Directors and Officers. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (an “Indemnified Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that such person, or a person for whom such person is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, limited liability company, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys” fees) reasonably incurred by such Indemnified Person in such Proceeding. Notwithstanding the preceding sentence, the Corporation shall be required to indemnify an Indemnified Person in connection with a Proceeding (or part thereof) commenced by such Indemnified Person only if the commencement of such Proceeding (or part thereof) by the Indemnified Person was authorized in advance by the Board of Directors.

2. Prepayment of Expenses of Directors and Officers. The Corporation shall pay the expenses (including attorneys’ fees) incurred by an Indemnified Person in defending any Proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the Indemnified Person to repay all amounts advanced if it should be ultimately determined that the Indemnified Person is not entitled to be indemnified under this ARTICLE NINTH or otherwise.

3. Indemnification of Employees and Agents. The Corporation may indemnify and advance expenses to any person who was or is made or is threatened to be made or is otherwise involved in any Proceeding by reason of the fact that such person, or a person for whom such person is the legal representative, is or was an employee or agent of the Corporation or, while an employee or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, limited liability company, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such person in connection with such Proceeding. The ultimate determination of entitlement to indemnification of persons who are non-director or officer employees or agents shall be made in such manner as is determined by the Board of Directors in its sole discretion. Notwithstanding the foregoing sentence, the Corporation shall not be required to indemnify a person in connection with a Proceeding initiated by such person if the Proceeding was not authorized in advance by the Board of Directors.

4. Advancement of Expenses of Employees and Agents. The Corporation may pay the expenses (including attorneys’ fees) incurred by an employee or agent in defending any Proceeding in advance of its final disposition on such terms and conditions as may be determined by the Board of Directors.

5. Non-Exclusivity of Rights. The rights conferred on any person by this ARTICLE NINTH shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of this certificate of incorporation, the Bylaws of the Corporation, agreement, vote of stockholders or disinterested directors or otherwise.

6. Other Indemnification. The Corporation’s obligation, if any, to indemnify any person who was or is serving at its request as a director, officer or employee of another Corporation, partnership, limited liability company, joint venture, trust, organization or other enterprise shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, limited liability company, joint venture, trust, organization or other enterprise.

7. Insurance. The Board of Directors may, to the full extent permitted by applicable law as it presently exists, or may hereafter be amended from time to time, authorize an appropriate officer or officers to purchase and maintain at the Corporation’s expense insurance: (a) to indemnify the Corporation for any obligation which it incurs as a result of the indemnification of directors, officers and employees under the provisions of this ARTICLE NINTH; and (b) to indemnify or insure directors, officers and employees against liability in instances in which they may not otherwise be indemnified by the Corporation under the provisions of this ARTICLE NINTH.

8. Amendment or Repeal. Any repeal or modification of the foregoing provisions of this ARTICLE NINTH shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification. The rights provided hereunder shall inure to the benefit of any Indemnified Person and such person’s heirs, executors and administrators.

TENTH: The Corporation renounces, to the fullest extent permitted by law, any interest or expectancy of the Corporation in, or in being offered an opportunity to participate in, any Excluded Opportunity. An “Excluded Opportunity” is any matter, transaction or interest that is presented to, or acquired, created or developed by, or which otherwise comes into the possession of (i) any director of the Corporation who is not an employee of the Corporation or any of its subsidiaries, or (ii) any holder of common stock or any partner, member, director, stockholder, employee or agent of any such holder, other than someone who is an employee of the Corporation or any of its subsidiaries (collectively, “Covered Persons”), unless such matter, transaction or interest is presented to, or acquired, created or developed by, or otherwise comes into the possession of, a Covered Person expressly and solely in such Covered Person’s capacity as a director of the Corporation.

Any amendment, repeal or modification of the foregoing provisions of this Article shall not (a) adversely affect any right or protection of any director, officer or other agent of the Corporation existing at the time of such amendment, repeal or modification or (b) increase the liability of any director of the Corporation with respect to any acts or omissions of such director, officer or agent occurring prior to, such amendment, repeal or modification.

*        *        *         *

IN WITNESS WHEREOF, this Amended and Restated Certificate of incorporation has been executed by a duly authorized officer of this corporation on August 27, 2021.

By:	/s/ Amnon Tamir
Name:	Amnon Tamir
Title:	Chief Financial Officer

[Signature Page to Eighth Amended and Restated

Certificate of Incorporation Keystone Dental Holdings, Inc.]

EXHIBIT C

DISCLOSURE SCHEDULE

(Attached)

FINAL FORM

DISCLOSURE SCHEDULES

TO THE

COMMON STOCK PURCHASE AGREEMENT

This Disclosure Schedule (is made and given pursuant to Section 2 of the Common Stock Purchase Agreement, dated as of August 31, 2021 (the “Agreement”), between Keystone Dental Holdings, Inc., a Delaware corporation (the “Company”) and the Purchasers listed on Schedule A thereto. All capitalized terms used but not defined herein shall have the meanings as defined in the Agreement, unless otherwise provided.

The section numbers below correspond to the section numbers of the representations and warranties in the Agreement; provided, however, that any information disclosed herein under any section number shall be deemed to be disclosed and incorporated into any other section number under the Agreement where such disclosure would be appropriate and such appropriateness is reasonably apparent from the face of such disclosure. Nothing in this Disclosure Schedule is intended to broaden the scope of any representation or warranty contained in the Agreement or to create any covenant. Inclusion of any item in this Disclosure Schedule (1) does not represent a determination that such item is material or establish a standard of materiality, (2) does not represent a determination that such item did not arise in the ordinary course of business, (3) does not represent a determination that the transactions contemplated by the Agreement require the consent of third parties, and (4) shall not constitute, or be deemed to be, an admission to any third party concerning such item.

This Disclosure Schedule includes brief descriptions or summaries of certain agreements and instruments, copies of which are available upon reasonable request. Such descriptions do not purport to be comprehensive, and are qualified in their entirety by reference to the text of the documents described, true and complete copies of which have been provided to the Purchasers or their respective counsel. No reference to, or disclosure of, any item or matter in this Schedule shall be construed as an admission or indication that such item or matter is material or that such item or matter is required to be disclosed in this schedule.

Section 2.2

Capitalization

(c) See capitalization table attached hereto as Attachment 2.2(c).

Pursuant to Section 4.1 of that certain Subscription Agreement by and between Keystone Dental Holdings, Inc. and Erin Enright (“Enright”), dated July 10, 2018, the Company granted Enright a preemptive right to participate in all future issuances of additional shares of capital stock of the Company (other than capital stock and options issued to employees, directors, consultants or advisors pursuant to a plan approved by the Board of Directors), allowing Enright to purchase such shares, on terms and conditions no less favorable to Enright as those offered to any other offeree in such issuance, up to a percentage of the total number of shares offered by the Company in such issuance equal to Enright’s percentage ownership of the Company’s issued and outstanding shares of capital stock immediately prior to such issuance. Pursuant to that letter, dated August 29, 2021, Enright waived such rights in connection with the transactions contemplated by the Agreement.

Attachment 2.2(c)

Cap Table Immediately Following Initial Closing

Keystone Dental Holdings Inc.

Proforma Capitalization Table

[***]

[***]

Name	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]

[***]

Section 2.2(d)

Acceleration of Vesting

1.	Incentive Stock Option Agreement Under the Keystone Dental Holdings, Inc. 2019 Stock Option Plan dated December 30, 2020 by and between the Company and Amnon Tamir.

2.	Incentive Stock Option Agreement Under the Keystone Dental Holdings, Inc. 2019 Stock Option Plan dated January 25, 2021 by and between the Company and Amnon Tamir.

3.	Incentive Stock Option Agreement Under the SBT Holdings, Inc. 2019 Stock Option Plan dated March 3, 2019 by and between the Company and Gisela Landreville.

4.	Incentive Stock Option Agreement Under the SBT Holdings, Inc. 2019 Stock Option Plan dated March 3, 2019 by and between the Company and Brian Lanza.

Section 2.3

Subsidiaries

1.	Keystone Dental, Inc.

2.	Southern Implants, Inc.

3.	Paltop Advanced Dental Solutions, Ltd.

4.	SBT Dental, LLC

5.	Paltop USA, Inc.

Section 2.6

Governmental Consents and Filings

No exceptions.

Section 2.7

Litigation

1.

Kawa Orthodontics LLP v. Keystone Dental, Inc., No. 21-cv-81044-AMC (S.D. Fl.). On May 13, 2021, Plaintiff Kawa Orthodontics, LLP filed a purported Class Action Complaint against Keystone Dental, Inc. in the Circuit Court of the Fifteenth Judicial Circuit in and for Palm Beach County, Florida, No. 50-2021-CA-006081. Plaintiff asserts two claims: a claim for relief for an alleged violation of the Telephone Consumer Protection Act, 47 U.S.C. § 227 et seq. (the “TCPA”) (Count I); and a common law claim for conversion (Count II). Plaintiff’s claims are based on its purported receipt of a single facsimile it alleges to have received from Defendant on March 25, 2021. Keystone removed the action to the United States District Court for the Southern District of Florida on June 10, 2021 and filed a motion to dismiss Plaintiff’s complaint. In response, Plaintiff filed an Amended Complaint, rendering the outstanding motion to dismiss moot. Keystone has moved to dismiss Plaintiff’s Amended Complaint, arguing that Plaintiff’s complaint fails to state any claims upon which relief may be granted against Keystone. The motion to dismiss remains pending, and Keystone is not required to file an Answer to Plaintiff’s Amended Complaint while the motion to dismiss is pending.

2.

Nathan Takvorian v. Keystone Dental Inc., et al, Plaintiff Nathan Takvorian initiated an action against Keystone Dental, Inc., Michael Kehoe, and Michael Nealon on May 28, 2021, asserting, among other things, that defendants violated the Massachusetts Wage Payment and Collection Law by failing to pay to plaintiff the sum of $11,969.87 owed to him as wages defined by such law within 6 days of his resignation. Following the filing of the complaint, but before Keystone Dental was served or aware of the complaint, Keystone Dental paid to plaintiff the approximate sum of $10,000.00 representing an amount in excess of what it believed was owed to Plaintiff. Plaintiff cashed that check. In the complaint, plaintiff is seeking treble damages and attorneys’ fees for a total demand of $26,000.00. On or about August 19, 2021, the Company offered $10,000.00, separate from Plaintiff’s final cashed check, to settle the matter, and is currently awaiting a response from Plaintiff.

3.

Anderson v. Goldberg, et al, Plaintiff Marcella Anderson initiated an action against Keystone Dental, Inc. and employees of Keystone on January 29, 2020 alleging that a dental implant she received was defective due to a manufacturing defect or negligent manufacturing. The claim has been submitted to the Company’s insurer, Chubb, which has accepted the claim and hired Clark Hill LLP to conduct the litigation. On September 8, 2020, Keystone’s insurance agency has confirmed the deductible for such policy is limited to $25,000. The matter is ongoing.

Section 2.8

Intellectual Property

(a)	No exceptions.

(b)	No exceptions.

(c)

1.	Reseller Agreement dated 26 April 2021, by and between Keystone Dental, Inc. and Ray America, Inc. (the “RAI Reseller Agreement”).

2.	Reseller Agreement dated 6 November 2020, by and between Keystone Dental, Inc. and Carestream Dental LLC (the “Carestream Reseller Agreement”).

3.	Distribution Agreement dated 1 September 2016, by and between Keystone Dental, Inc. and Zest Anchors, LLC, as amended (the “Zest Distribution Agreement”).

4.	Distribution and Marketing Agreement dated 27 August 2015, by and between Keystone Dental, Inc. and Osteogenics Biomedical, Inc. (the “Osteogenics Distribution Agreement”).

5.	Distribution and Supply Agreement dated 30 July 2013 by and between Keystone Dental, Inc. and NIBEC Co. Ltd. (the “NIBEC Distribution Agreement”).

6.	Licensing and Sales Agreement dated 6 February 2020 by and between Keystone Dental, Inc. and Dr. Chandur Wadhwani. (the “Wadhwani License and Sales Agreement”).

7.	Patent Assignment and Royalty Agreement dated 7 April 2021 by and between Keystone Dental, Inc. and Dr. Stephen J. Chu. (the “Chu Assignment”).

(d)	No exceptions.

(e)	No exceptions.

(f)	Intellectual Property owned by the Company or any Subsidiary

Patents:

Owner	Country	Patent	Title
Politecnico Di Milano	DE	1515759	//OSTEOINTEGRATIVE INTERFACE FOR IMPLANTABLE PROSTHESES ANDA METHOD FOR THE TREATMENTOF THE OSTEOINTEGRATIVE INTERFAC

Politecnico Di Milano	ES	1515759	//OSTEOINTEGRATIVE INTERFACE FOR IMPLANTABLE PROSTHESES ANDA METHOD FOR THE TREATMENTOF THE OSTEOINTEGRATIVE INTERFAC

Politecnico Di Milano	FR	1515759	//OSTEOINTEGRATIVE INTERFACE FOR IMPLANTABLE PROSTHESES ANDA METHOD FOR THE TREATMENTOF THE OSTEOINTEGRATIVE INTERFAC

Politecnico Di Milano	IT	1515759	//OSTEOINTEGRATIVE INTERFACE FOR IMPLANTABLE PROSTHESES ANDA METHOD FOR THE TREATMENTOF THE OSTEOINTEGRATIVE INTERFAC

Keystone Dental, Inc.	AR	1763324	INTERNAL CONNECTION DENTAL IMPLANT

Keystone Dental, Inc.	AU	2005267241	INTERNAL CONNECTION DENTAL IMPLANT

Keystone Dental, Inc.	BE	1763324	INTERNAL CONNECTION DENTAL IMPLANT

Keystone Dental, Inc.	CA	2562696	INTERNAL CONNECTION DENTAL IMPLANT

Keystone Dental, Inc	CH	1763324	INTERNAL CONNECTION DENTAL IMPLANT

Keystone Dental, Inc	CZ	1763324	INTERNAL CONNECTION DENTAL IMPLANT

Keystone Dental, Inc	DE	1763324	INTERNAL CONNECTION DENTAL IMPLANT

Keystone Dental, Inc	DK	1763324	INTERNAL CONNECTION DENTAL IMPLANT

Keystone Dental, Inc	ES	1763324	INTERNAL CONNECTION DENTAL IMPLANT

Keystone Dental, Inc	FI	1763324	INTERNAL CONNECTION DENTAL IMPLANT

Keystone Dental, Inc	FR	1763324	INTERNAL CONNECTION DENTAL IMPLANT

Keystone Dental, Inc	GB	1763324	INTERNAL CONNECTION DENTAL IMPLANT

Keystone Dental, Inc	GR	1763324	INTERNAL CONNECTION DENTAL IMPLANT

Keystone Dental, Inc	HU	1763324	INTERNAL CONNECTION DENTAL IMPLANT

Keystone Dental, Inc	IE	1763324	INTERNAL CONNECTION DENTAL IMPLANT

Keystone Dental, Inc	IT	1763324	INTERNAL CONNECTION DENTAL IMPLANT

Keystone Dental, Inc	LU	1763324	INTERNAL CONNECTION DENTAL IMPLANT

Keystone Dental, Inc	MC	1763324	INTERNAL CONNECTION DENTAL IMPLANT

Keystone Dental, Inc	NL	1763324	INTERNAL CONNECTION DENTAL IMPLANT

Keystone Dental, Inc	PL	1763324	INTERNAL CONNECTION DENTAL IMPLANT

Keystone Dental, Inc	PT	1763324	INTERNAL CONNECTION DENTAL IMPLANT

Keystone Dental, Inc	SG	126168	INTERNAL CONNECTION DENTAL IMPLANT

Keystone Dental, Inc	CO	1374	//INTERNAL CONNECTION DENTAL IMPLANT

Keystone Dental, Inc	HK	1104447	//INTERNAL CONNECTION DENTAL IMPLANT

Lifecore Biomedical, Inc.	CN	102512254B	//INTERNAL CONNECTION DENTAL IMPLANT

Lifecore Biomedical, Inc.	CN	ZL200580016480.X	//INTERNAL CONNECTION DENTAL IMPLANT

Keystone Dental, Inc	KR	10-1168454	//INTERNAL CONNECTION DENTAL IMPLANT

Lifecore Biomedical, Inc.	CA	2615812	CARRY AND DRIVE DEVICE AND METHOD FOR DENTAL IMPLANT AND/OR COMPONENTS THEREOF

Paltop Advanced	US	89725	IMPLANT PLACEMENT KEY

Patent Applications:

Owner	Country	Patent	Title
Keystone Dental, Inc.	BR	PI0509047-4	INTERNAL CONNECTION DENTAL IMPLANT

Paltop Advanced	US	87313	DENTAL IMPLANT

Paltop Advanced	US	90038	DRILLING GUIDE

Trademarks; Service Marks:

Owner	Country	Mark	Serial No.	Reg. No.	Reg. Date
Keystone Dental, Inc	GB	BIOSPARK	9808247	UK00909808247	8/4/2013

Keystone Dental, Inc	US	TILOBEMAXX	86/924908	5341445	11/21/2017

Keystone Dental, Inc	CA	TILOBEMAXX	1788789	TMA 984670	11/10/2017

Keystone Dental, Inc	US	I-HEXMRT	88/387869	6217464	12/8/2020

Keystone Dental, Inc	US	PRIMA PLUS	87/863775	5546076	8/21/2018

Keystone Dental, Inc	US	KEYSTONE	87/361863	5478482	5/29/2018

Keystone Dental, Inc	CA	GENESIS	1900450	TMA 1089796	12/15/2020

Keystone Dental, Inc	CH	GENESIS	74150/2018	723175	10/30/2018

Keystone Dental, Inc	TR	GENESIS	2019/117377	2019/117377	6/4/2020

Keystone Dental, Inc	CA	TILOBE	1336453	TMA 770298	6/21/2010

Keystone Dental, Inc	CA	GENESIS	884703	TMA 518881	10/28/1999

Keystone Dental, Inc	CA	CALFORMA	1250328	TMA 698819	10/18/2007

Keystone Dental, Inc	CA	PRIMACONNEX	1259439	TMA 727733	11/4/2008

Keystone Dental, Inc	CA	PRIMASOLO	1259438	TMA 726828	10/24/2008

Keystone Dental, Inc	US	SMARTER THINKING. SIMPLER DESIGN	85/444120	4273145	1/5/2013

Keystone Dental, Inc	US	GENESIS THE BIOMIMETIC IMPLANY SYSTEM & DESIGN	85/154709	4434569	11/19/2013

Keystone Dental, Inc	US	BIOSPARK	85/131895	4537989	5/27/2014

Keystone Dental, Inc	US	ANATITE	85/131880	4537988	5/27/2014

Keystone Dental, Inc	US	TILOBE	78/964909	3545624	12/9/2008

Keystone Dental, Inc	US	PRIMACONNEX	78/531583	3140305	9/5/2006

Keystone Dental, Inc	US	PRIMASOLO	78/531560	3140304	9/5/2006

Keystone Dental, Inc	US	GENESIS THE BIOMIMETIC IMPLANT SYSTEM	77/949640	4094205	1/31/2012

Keystone Dental, Inc	US	DYNAMATRIX	77/470114	3680916	9/8/2009

Keystone Dental, Inc	US	RENOVA	76/532746	2926748	2/15/2005

Keystone Dental, Inc	US	RESTORE	74/471499	1869439	12/27/1994

Keystone Dental, Inc	EU	STAGE-1	002814127	002814127	10/15/2003

Keystone Dental, Inc	EU	RENOVA	003391951	0033919951	4/22/2005

Keystone Dental, Inc	EU	PRIMASOLO	004466521	004466521	5/5/2006

Keystone Dental, Inc	EU	PRIMACONNEX	004466538	004466538	5/4/2006

Keystone Dental, Inc	EU	TILOBE	005704002	005704002	1/11/2008

Keystone Dental, Inc	EU	Genesis The Biomimetic Implant System & design	009045097	009045097	9/14/2010

Keystone Dental, Inc	EU	ANATITE	009802562	009802562	8/22/2011

Keystone Dental, Inc	EU	BIOSPARK	009808247	009808247	8/4/2013

IsoTis OrthoBiologics, Inc.	US	DYNAGRAFT- D in design	77/095811	3873697	11/9/2010

IsoTis OrthoBiologics, Inc.	US	DYNABLAST in design	77/095935	3873698	11/9/2010

Keystone Dental, Inc	CA	GENESIS THE BIOMIMETIC IMPLANT	1983943	TMA 1081691	9/23/2020

Keystone Dental, Inc	US	PRIMA	87/446220	5596633	10/30/2018

Keystone Dental, Inc	US	DYNACORE	88/190786	5881379	10/8/2019

Keystone Dental, Inc	GB	ANATITE	9802562	UK009802562	8/22/2011

Keystone Dental, Inc	JP	TILOBE	2007-015603	5060759	7/6/2007

Keystone Dental, Inc	MX	TILOBE	838429	987250	5/31/2007

Keystone Dental, Inc	CL	TILOBE	764039	821617	7/10/2008

Keystone Dental, Inc	KR	TILOBE	40-2007- 0010379	40-0731619- 0000	12/17/2007

Keystone Dental, Inc	TW	TILOBE	096008889	01289692	12/1/2007

Keystone Dental, Inc	MX	STAGE-1	585335	782553	3/11/2003

Keystone Dental, Inc	MX	RENOVA	624310	820360	2/3/2004

Keystone Dental, Inc	MX	RESTORE	197563	479883	11/21/1994

Keystone Dental, Inc	CH	STAGE-1	50107/2002	P-504739	10/31/2002

Keystone Dental, Inc	IL	RENOVA	167827	167827	12/5/2004

Keystone Dental, Inc	KR	RESTORE	40-1994- 0021402	40-0331475- 0000	1/16/1996

Keystone Dental, Inc	KR	ANATITE	40-2011- 0012891	40-0931878- 0000	8/24/2012

Keystone Dental, Inc	KR	BIOSPARK	40-2011- 0013195	40-0931849- 0000	8/24/2012

Keystone Dental, Inc	CL	RESTORE	274576	794983	6/23/1997

Keystone Dental, Inc	IT	RESTORE	RM1994C00215 9	688121	10/7/1996

Keystone Dental, Inc	CN	SUPERCAT	3364792	3364792	8/21/2004

Keystone Dental, Inc	CN	BIOSPARK	9222929	9222929	4/14/2012

Paltop Advanced Dental Solutions, Ltd.	IL	PALTOP	236203	236203	5/4/2012

Paltop Advanced Dental Solutions, Ltd.	US	PALTOP	87/570958	5423163	3/13/2018

Keystone Dental, Inc	US	GENESIS	87/761042	5545469	8/21/2018

Trademark Applications; Service Mark Applications:

Owner	Country	Mark	Application No.	App. Date
Keystone Dental, Inc.	USA	KEY-PLAN	90/541889	2/22/2021

Keystone Dental, Inc.	CA	KEY-PLAN	2087999	3/26/2021

Keystone Dental, Inc.	EU	KEY-PLAN	18415847	3/3/2021

Keystone Dental, Inc.	CN	GENESIS	35478532	12/21/2018

Keystone Dental, Inc.	US	MOLARIS	90/655735	4/19/2021

Keystone Dental, Inc.	CA	I-HEXMRT	1957785	4/17/2019

Keystone Dental, Inc.	EU	GENESIS	17917568	6/14/2018

Keystone Dental, Inc.	CN	GENESIS	32077040	7/5/2018

Keystone Dental, Inc	CA	DYNACORE	1929267	11/7/2018

Keystone Dental, Inc	US	TI-LOBE TITE	88/698026	11/19/2019

Keystone Dental, Inc	US	K-LEAN	88/712316	12/2/2019

Keystone Dental, Inc	US	WE FOLLOW SCIENCE	88/712318	12/2/2019

Keystone Dental, Inc	CA	DIVA	2001172	12/13/2019

Keystone Dental, Inc	US	DIVA	88/725261	12/12/2019

Tradenames:

1.	No exceptions.

Copyrights:

1.	No exceptions.

Licenses (to and under any of the foregoing categories of IP):

1.	Processing and Supply Agreement dated 1 November 2013 by and between Keystone Dental, Inc. and IsoTis Orthobiologics, Inc. (the “IsoTis Supply Agreement”)

(g)	No exceptions.

(h)	No exceptions.

Section 2.9

Compliance with Other Instruments

No exceptions.

Section 2.10

Agreements; Actions

(a)

(i)

1.	The SWK Credit Agreement.

2.	The Silicon Valley Credit Agreement.

3.	Standard Industrial/Commercial Single Tenant Lease dated 22 April 2015, by and between Keystone Dental, Inc. and Chang Zeng, as amended.

4.	Northwest Park Office Lease dated 13 May 2015, by and between Keystone Dental, Inc. and NWP Building 24 LLC, as amended.

5.	Short Form Lease dated 29 July 2018, by and between Paltop USA, Inc. and Bridge Plaza Realty Associates.

6.	Distribution Agreement dated 9 August 2007, by and between Keystone Dental, Inc. and Cook Biotech Incorporated, as amended.

7.	Exclusive Distributorship Agreement dated 28 August 2012 by and between Paltop Advanced Dental Solutions Ltd. and Laurent Pomies.

(ii)

1.	The RAI Reseller Agreement.

2.	The Wadhwani License and Sale Agreement.

3.	The Carestream Reseller Agreement.

4.	The Zest Distribution Agreement.

5.	The IsoTis Supply Agreement.

6.	The Osteogenics Distribution Agreement.

7.	The NIBEC Distribution Agreement

8.	The Chu Assignment Agreement.

(iii)

1.	Private Label Supply Agreement dated 25 March 2019, by and between Keystone Dental, Inc. and ACE Surgical Supply Co., Inc.

2.	Exclusive Distributorship Agreement dated 28 August 2012 by and between Paltop Advanced Dental Solutions Ltd. and Laurent Pomies.

3.	Distributorship Letter of Intent dated 31 October 2019, by and among Keystone Dental Inc., Paltop Advanced Dental Solutions Ltd., and Dentalica Spa.

4.	Distributorship Agreement dated 1 April 2017 by and between Paltop Advanced Dental Solutions Ltd. and Pevzner Michael.

5.

Distributorship Agreement date 20 September 2019 by and between Paltop Advanced Dental Solutions Ltd. and SDI Dental Surgi Import S.L. and/or International Training in Oral Implantology and/or CIDESID Centro Internacional De Estudios Superiores E Investigacion Dental.

6.	Exclusive Distributorship Agreement dated 23 February 2012 by and between Paltop Advanced Dental Solutions Ltd. and P. Pagratis & Co. E.E.

7.	Distributorship Agreement dated 20 September 2019 by and between Paltop Advanced Dental Solutions Ltd. and Pharmaceutical Technology, SA.

(iv)	No exceptions.

(v)

1.	Distributorship Agreement dated 1 April 2017 by and between Paltop Advanced Dental Solutions Ltd. and Pevzner Michael.

2.

Distributorship Agreement date 20 September 2019 by and between Paltop Advanced Dental Solutions Ltd. and SDI Dental Surgi Import S.L. and/or International Training in Oral Implantology and/or CIDESID Centro Internacional De Estudios Superiores E Investigacion Dental.

3.	Standard Industrial/Commercial Single Tenant Lease dated 22 April 2015, by and between Keystone Dental, Inc. and Chang Zeng, as amended.

(vi)	No exceptions.

(vii)	No exceptions.

(b)

(i)

1.	The SWK Credit Agreement.

2.	The Silicon Valley Credit Agreement.

(c)	No exceptions.

Section 2.11

Certain Transactions

(a)	No exceptions.

(b)	No exceptions

Section 2.12

Rights of Registration and Voting Rights

No exceptions

Section 2.13

Property

1.	The Company is subject to an all assets lien pursuant to the SWK Credit Agreement.

2.	The Company is subject to an all assets lien pursuant to the Silicon Valley Credit Agreement.

Section 2.14

Financial Statements

No exceptions.

Section 2.15

Changes

(a)	No exceptions.

(b)	No exceptions.

(c)	No exceptions.

(d)	No exceptions.

(e)	No exceptions.

(f)	1. The Company granted a stock option in the amount of six thousand (6,000) shares of Common Stock to Howard Zauberman on August 18, 2021.

2. The Company granted a stock option in the amount of eighteen thousand (18,000) shares of Common Stock to Stanley Stern on August 18, 2021.

(g)	No exceptions.

(h)	No exceptions.

(i)	No exceptions.

(j)	No exceptions.

(k)	No exceptions.

(l)	No exceptions.

(m)	No exceptions.

(n)	No exceptions.

Section 2.16

Employee Matters

(a)	See list of employees attached hereto as Attachment 2.16(a).

(b)	No exceptions.

(c)	No exceptions.

(d)	No exceptions.

(i)	Severance or Other Payments Due Upon Termination:

1.	Offer Letter by and between Keystone Dental Holdings, Inc. and Melker Nilsson.

2.	Offer Letter by and between Keystone Dental Holdings, Inc. and Amnon Tamir.

3.	Offer Letter by and between Keystone Dental Holdings, Inc. and Michael P. VandenKolk.

4.	Offer Letter by and between Keystone Dental Holdings, Inc. and Linda Jalbert.

5.	Employment Agreement by and between Paltop Advanced Dental Solutions Ltd. and Erez Cohen.

(ii)	Policies, Practices, Plans or Programs of Severance Payments:

1.

Although the Company doesn’t have a formal written policy in place, it usually awards terminated employees a payment upon termination in an amount based on, among other factors, the circumstances of termination, the employee’s tenure with the Company, and the employee’s standing with the Company.

(e)	No exceptions.

(f)	No exceptions.

(g)	Employee Benefit Plans subject to ERISA:

1.	Keystone Dental, Inc. 401(k) Profit Sharing Plan

(h)	No exceptions.

(i)	No exceptions.

Attachment 2.16(a)

Schedule of Employees with Salary >$100,000

Employees, consultants and independent contractors of the Company who received compensation in excess of $100,000 for the fiscal year ended December 31, 2020 or is anticipated to receive compensation in excess of $100,000 for the fiscal year ending December 31, 2021:

	Name:	Position/ Category:	Salary:	Bonus:	Sales Commission	Total	Severance Obligations:	Deferred Compensation:
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

	Name:	Position/ Category:	Salary:	Bonus:	Sales Commission	Total	Severance Obligations:	Deferred Compensation:
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Employees, consultants and independent contractors of the Company who received compensation in excess of $100,000 for the fiscal year ended December 31, 2020 or is anticipated to receive compensation in excess of $100,000 for the fiscal year ending December 31, 2021:

	Name:	Position/ Category:	Salary:	Bonus:	Sales Commission	Total	Severance Obligations:	Deferred Compensation:
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Section 2.17

Tax Returns and Payments.

1. The Company has been granted an extension for the filing of its 2020 federal tax return. All such payments presently due and payable under this return and returns for all previous years and jurisdictions have been paid.

Section 2.18

Insurance.

1.	No exceptions.

Section 2.19

Employee Agreements.

1.	No exceptions.

Section 2.20

Permits.

1.	No exceptions.

Section 2.21

Corporate Records

1.	The Company has provided records of all minute books and unanimous written consents of the board of directors and stockholders since the acquisition of the Company by its present owners.

Section 2.24

Environmental and Safety Laws.

1.	No exceptions.

Section 2.25

Foreign Corrupt Practices Act.

1.	No exceptions.

Section 2.26

Data Privacy.

1.	No exceptions.

Section 2.27

Export Control Laws.

1.	No exceptions.

Section 2.28

CFIUS Representations.

1.	No exceptions.

Section 2.29

Preclinical Development and Clinical Trials.

1.	No exceptions.

Section 2.30

Regulatory Requirements.

1.	No exceptions.

EXHIBIT D

FORM OF STOCKHOLDERS’ AGREEMENT

EXECUTION

STOCKHOLDERS AGREEMENT

by and among

KEYSTONE DENTAL HOLDINGS, INC.

AND

THE STOCKHOLDERS PARTY HERETO

Dated as of August 31, 2021

-i-

EXHIBIT INDEX

Exhibit A Form of Joinder Agreement
Exhibit B Form of Spousal Consent

-ii-

STOCKHOLDERS AGREEMENT

THIS STOCKHOLDERS AGREEMENT (this “Agreement”), dated as of August 31, 2021, by and among Keystone Dental Holdings, Inc., a Delaware corporation (“Holdings”), AGP SPV I, L.P., a Cayman Islands limited partnership (“Accelmed”), each of the Nantahala Holders (as defined below), the Migdal Holders (as defined below), each of the Osteon Holders (as defined below), Accelmed Growth Partners, L.P., a Delaware limited partnership (“AGP”, and collectively with Accelmed, the Nantahala Holders (as defined below), the Migdal Holders, AGP and each other Person that executes a Joinder Agreement, the “Stockholders”, and each a “Stockholder”).

RECITALS

A. On the date hereof, the Nantahala Holders, the Migdal Holders and AGP (collectively, the “Investors”) are purchasing shares of Holdings’ Common Stock, par value $0.01 per share (the “Common Stock”), pursuant to that certain Common Stock Purchase Agreement dated as of the date hereof between Holdings and the Investors (the “Purchase Agreement”);

B. Simultaneously with the consummation of the transactions contemplated by the Purchase Agreement, Holdings indirectly through a subsidiary acquired Implant Solutions Pty Limited pursuant to that certain Securities Purchase and Exchange Agreement, dated as of the date hereof, by and between Holdings, the Osteon Holders and the other parties thereto (the “Acquisition Agreement”), and, as partial consideration for such acquisition, issued to the Osteon Holders 463,717 shares of Common Stock.

C. It is a condition to the obligations of (i) the Investors under the Purchase Agreement and (ii) the Osteon Holders pursuant to the Acquisition Agreement, that this Agreement be executed by the parties hereto, and the parties are willing to execute this Agreement and be bound by the provisions hereof; and

D. The parties hereto desire to agree upon the terms on which the securities of Holdings, now or hereafter outstanding and held by them, will be held, transferred and voted.

NOW, THEREFORE, the parties mutually agree as follows:

ARTICLE I.

DEFINITIONS; RULES OF CONSTRUCTION

SECTION 1.01. Definitions. The following terms, as used herein, have the following meanings:

“1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“510(k) Milestone Payment” has the meaning set forth in the Acquisition Agreement.

“Accelmed” has the meaning set forth in the Preamble.

“Acquisition Agreement” has the meaning set forth in the Recitals.

“Additional Stock” has the meaning set forth in Section 4.05(a).

“Affiliate” of any specified Person means any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person including, without limitation, any general partner, managing member, or trustee of such specified Person, or any venture capital fund, registered investment company, investment fund, managed investment account or other fund now or hereafter existing that is controlled by one (1) or more general partners, managing members or investment advisers of, such specified Person. No Person shall be deemed to be an Affiliate of another Person solely by virtue of the fact that both Persons own shares of Holdings’ Capital Stock.

“AGP” has the meaning set forth in the Preamble.

“Agreement” has the meaning set forth in the preamble.

“Armitage” means Osteon Armitage Services Pty Ltd ACN 626 384 834, as trustee for the Osteon Armitage Co-investment Fund.

“beneficial owner” has the meaning set forth in Rule 13d-3 under the 1934 Act; and words of similar import such as “beneficial ownership” and “beneficially own” have meanings correlative to the foregoing.

“Board” means the Board of Directors of Holdings, as constituted from time to time in accordance with this Agreement.

“Business Day” means each day that is not a day on which banking institutions in the City of New York are authorized or obligated by law or executive order to close.

“Capital Stock” means any and all shares, interests, participations, rights in or other equivalents (however designated) of such Holdings’ capital stock, and any debt, rights, warrants or options exercisable or exchangeable for or convertible into such capital stock.

“Commission” means the Securities and Exchange Commission.

“Common Stock” has the meaning set forth in the Recitals.

“control” means, with respect to any Person, the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and words of similar import such as “controlling” and “controlled” have meanings correlative to the foregoing.

“Demand Registration” has the meaning set forth in Section 5.02(a).

“Drag-Along Sale” has the meaning set forth in Section 4.03(a).

“Effectiveness Period” has the meaning set forth in Section 5.03(a).

2

“Eligible Offering” means an offer by Holdings or any of its subsidiaries after the date of this Agreement to Transfer or issue to any Person or Persons any Capital Stock of Holdings, other than:

(a) an underwritten public offering registered under the 1933 Act or pursuant to a Rule 144A offering under the 1933 Act;

(b) to directors, officers, employees, consultants or unaffiliated third party advisors of, or other unaffiliated providers of service to, Holdings or any of its subsidiaries, pursuant to any stock option, warrant, stock purchase plan or agreement, employment agreement or other benefit plan as bona fide compensatory or other incentive arrangements approved by the Board;

(c) as consideration in connection with (i) the bona fide acquisition of all or substantially all of the assets or securities of any Person, (ii) any bona fide business combination, joint venture, license agreement or similar commercial transaction with any Person, or (iii) the receipt of services from any Person;

(d) as an inducement to a lender in connection with any bona fide debt financing, equipment leasing or real property leasing transaction, subject to terms and conditions;

(e) as a dividend, stock split or other distribution on outstanding Capital Stock or pursuant to a reorganization or a recapitalization

(f) in connection with any Drag-Along Sale; and

(g) to the Osteon Holders in connection with the 510(k) Milestone Payment.

“Excluded Transfer” means a Transfer by a Stockholder:

(a) to Holdings or any of its subsidiaries;

(b) pursuant to an effective registration statement under the 1933 Act;

(c) as a Tag-Along Stockholder in accordance with Section 4.02;

(d) in a Drag-Along Sale in accordance with Section 4.03;

(e) to a Permitted Transferee of such Stockholder; provided that such Permitted Transferee, if not already a party hereto, shall execute and deliver to Holdings a Joinder Agreement concurrently with such Transfer;

(f) pursuant to the terms of any employment agreement, stock option grant, or restricted stock grant to which the Holdings or any of its subsidiaries is a party or pursuant to any grant made pursuant to a stock option plan or restricted stock plan approved by the Board; or

(g) that is unanimously approved by the Board.

“First Demand Registration” has the meaning set forth in Section 5.02(a).

“Holdings” has the meaning set forth in the preamble.

“Initial Public Offering” means an underwritten initial public offering of Common Stock of Holdings pursuant to an effective registration statement filed under the 1933 Act (excluding registration statements filed on Form S-8, any similar successor form or another form used for a purpose similar to the intended use for such forms).

3

“Joinder Agreement” means a joinder agreement, a form of which is attached hereto as Exhibit A.

“Lock-up Period” has the meaning set forth in Section 5.06(a).

“Majority Stockholder” means Accelmed and its Permitted Transferees.

“Migdal Holders” means, collectively, Migdal Insurance Company LTD, Migdal Educational Fund - General Track (acting by its manager, Migdal Makefet Pension and Provident Funds Ltd.), Migdal Provident Fund - Between 50 to 60 years old Track (acting by its manager, Migdal Makefet Pension and Provident Funds Ltd.) and Makefet Ishit (acting by its manager, Migdal Makefet Pension and Provident Funds Ltd.).

“Minority Stockholders” means the Stockholders, other than the Majority Stockholder.

“Nantahala” means funds and separate accounts under the management of Nantahala Capital Management, LLC.

“Nantahala Holders” means, collectively, Nantahala Capital Partners II Limited Partnership, Nantahala Capital Partners Limited Partnership, Nantahala Capital Partners SI, LP, NCP QR LP, NCP RFM LP, Silver Creek CS SAV, L.L.C. and Blackwell Partners LLC - Series A.

“Osteon Director Nominators” means collectively, Armitage and Michael Tuckman, an individual.

“Osteon Holders” means collectively, Armitage, Michael Tuckman, an individual, All On X Holdings Pty Ltd ACN 638 127 090, as trustee for the J&R Family Trust, Steffena Pty Ltd ACN 133 051 180, as trustee for the Steffena Trust, Andrew Harrison, an individual, Julio Cesar Rojas Gualdron, an individual, Xiaotian Wang, an individual, Julien Cigan, an individual and Alireza Cheraghizanjani, an individual.

“Osteon Representative” means Mark De Ambrosis, or such other Person designated in a writing to Holdings by the Osteon Holders holding at least a majority of all Common Stock held by all of the Osteon Holders.

“Other Stockholders” has the meaning set forth in Section 4.01(c).

“Osteon Trustee” has the meaning set forth in Section 6.17(a).

“Osteon Trust” has the meaning set forth in Section 6.17(a).

“owner” means, with respect to any shares of Capital Stock, the Person that is the record owner of such shares of Capital Stock, as reflected on the applicable issuer’s stock records; and words of similar import such as “own” have meanings correlative to the foregoing.

“Permitted Transferee” means:

(a) with respect to any Stockholder who is a natural person, (i) such Stockholder’s spouse, parents, parents-in-law and descendants, (ii) such Stockholder’s heirs, legatees, beneficiaries or devisees and (iii) any trust, corporation, partnership, self-managed superannuation fund or other entity, the beneficiaries, stockholders, partners or other owners of which consist entirely of such Stockholder or such other persons referred to in clauses (i) and (ii) above;

4

(b) with respect to any Stockholder that is a trust, any other trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners or other owners of which consist entirely of such trust or such trust’s beneficiaries;

(c) with respect to any Stockholder that is an investment fund, an investment partnership or an investment account, any Related Person of such Stockholder;

(d) with respect to any Stockholder that is an entity and to which clause (c) above is not applicable, any controlled Affiliate of such Stockholder so long as such Transferee remains a controlled Affiliate of such Stockholder following the applicable Transfer; and

(e) with respect to the Migdal Holders, transferees that become transferees either (x) in dispositions which are part of a disposition of a significant portion of a Migdal Holder’s portfolio of investments, (y) a disposition resulting from a regulatory or tax constraint applicable to a Migdal Holder, or (z) disposition to any third party deemed an investor pursuant to Sections 1, 2, 3 and 4 of the First Addendum of the Israeli Securities Law – 1968.

provided that, in any of such cases, such Permitted Transferee is an accredited investor within the meaning of Regulation D under the 1933 Act or a Person to whom offers of securities may be made without disclosure, registration, qualification or filing under the securities laws of any jurisdiction.

“Person” means an individual, a corporation, a general or limited partnership, a limited liability company, a joint stock company, an association, a trust or any other entity or organization, including a government, a political subdivision or an agency or instrumentality thereof.

“Piggyback Holder” has the meaning set forth in Section 5.01(a).

“Piggyback Registration” has the meaning set forth in Section 5.01(a).

“Preemptive Election Notice” has the meaning set forth in Section 4.05(b).

“Preemptive Election Period” has the meaning set forth in Section 4.05(b).

“Preemptive Notice” has the meaning set forth in Section 4.05(a).

“Preemptive Stockholder” means each Stockholder who either (i) is a Significant Stockholder or (ii) is an Osteon Holder, for so long as the Osteon Holders hold in aggregate at least one percent (1%) of the issued and outstanding Common Stock.

“Pro Rata Portion” means, with respect to any Stockholder on any date, a fraction, (a) the numerator of which is the number of shares of Common Stock owned by such Stockholder and (b) the denominator of which is the number of shares of Common Stock owned by all Stockholders, in each case on such date.

“Proposed Purchasers” has the meaning set forth in Section 4.05(g).

5

“Proposed Stockholder Transfer” means (i) any Transfer of Common Stock proposed by any of the Minority Stockholders or (ii) any Transfer of Common Stock proposed by the Majority Stockholder in which the Majority Stockholder proposes to transfer less than a majority of the Common Stock held by the Majority Stockholder. For the avoidance of doubt, a Transfer of Common Stock proposed by the Majority Stockholder (including any Transfer pursuant to Section 4.03(a)) that is greater than a majority of the Common Stock held by the Majority Stockholder shall not be deemed a Proposed Stockholder Transfer.

“Proposed Transfer Notice” means written notice from a Stockholder setting forth the economic and all other material terms and conditions of a Proposed Stockholder Transfer.

“Prospective Transferee” means any Person to whom a Stockholder proposes to make a Proposed Stockholder Transfer.

“Registrable Securities” means (a) the shares of Common Stock owned by any Stockholder at the time of determination and (b) any other capital stock issued or issuable with respect to such shares of Common Stock by way of a stock split, stock dividend, reclassification, subdivision or reorganization, recapitalization or similar event. A Registrable Security shall cease to be a Registrable Security when (i) a registration statement with respect to the offering of such security by the holder thereof shall have been declared effective under the 1933 Act and such security shall have been disposed of by such holder pursuant to such registration statement, (ii) with respect to any security held by a Stockholder, such Stockholder holds less than one percent (1%) of the Common Stock outstanding and the security may be sold to the public, without registration under the 1933 Act, pursuant to Rule 144 (or any other similar provision then in force) promulgated under the 1933 Act after an Initial Public Offering or (iii) such security shall have been otherwise Transferred by the holder thereof and a certificate for such security not bearing a legend restricting further transfer shall have been delivered by Holdings or its transfer agent and any subsequent Transfer of such security shall not require registration or qualification under the 1933 Act or any similar state law then in force.

“Registration” has the meaning set forth in Section 5.03.

“Related Person” means, with respect to any Person, (a) an Affiliate of such Person, (b) any investment manager, investment advisor, managing member or general partner of such Person, (c) any investment fund, investment partnership, investment account or other Person whose investment manager, investment advisor, managing member or general partner is such Person or a Related Person of such Person, (d) any entity that is under the management of the same investment advisor, investment manager, general partner, managing member, or other control person of such Person, and (e) any equity investor, member, partner or officer of such Person.

“Representatives” means, with respect to any Person, the directors, officers, employees, consultants, financial advisors, attorneys, accountants and agents of such Person.

“Request Notice” has the meaning set forth in Section 5.02(a).

“Requesting Shelf Stockholders” has the meaning set forth in Section 5.02(b).

“Requesting Stockholders” has the meaning set forth in Section 5.02(a).

“Right of First Refusal” means the right, but not an obligation, of Holdings, or its permitted transferees or assigns, to purchase some or all of the Common Stock with respect to a Proposed Stockholder Transfer, on the terms and conditions specified in the Proposed Transfer Notice.

6

“Second Demand Registration” has the meaning set forth in Section 5.02(a).

“Secondary Refusal Right” means the right, but not an obligation, of each Stockholder to purchase up to its Pro Rata Portion of any Common Stock not purchased pursuant to an exercise by Holdings of the Right of First Refusal, on the terms and conditions specified in the Proposed Transfer Notice.

“Securities” means the Common Stock and any other Capital Stock of Holdings or any of its subsidiaries.

“Selling Stockholder” has the meaning set forth in Section 4.01(b).

“Shelf Registration” has the meaning set forth in Section 5.02(b).

“Significant Stockholder” means each Stockholder who, together with its Affiliates and Permitted Transferees, at the time of determination, owns at least one percent (1%) of the issued and outstanding Common Stock.

“Spousal Consent” means a spousal consent, a form of which is attached hereto as Exhibit B.

“Stockholder” has the meaning set forth in the preamble.

“Stockholder Demand Registration” has the meaning set forth in Section 5.02(a)(iii).

“Stockholder Transferor” has the meaning set forth in Section 4.02(a).

“Tag-Along Notice” has the meaning set forth in Section 4.02(a).

“Tag-Along Offered Shares” has the meaning set forth in Section 4.02(a)(i).

“Tag-Along Purchaser” has the meaning set forth in Section 4.02(a).

“Tag-Along Right” has the meaning set forth in Section 4.02(a)(v).

“Tag-Along Sale” has the meaning set forth in Section 4.02(a).

“Tag-Along Stockholder” means a Stockholder that elects to participate in a Tag-Along Sale pursuant to Section 4.02 hereof.

“Third Party” has the meaning set forth in Section 4.03(a).

“Transfer” means the direct or indirect offer, sale, lease, donation, assignment (as collateral or otherwise), mortgage, pledge, grant, hypothecation, encumbrance, gift, bequest or transfer or disposition of any interest (legal or beneficial) in any security (including the transfer of any Person that owns such security or transfer by reorganization, merger, sale of substantially all of the assets or by operation of law).

“Transferee” means any Person to whom Securities are Transferred.

“Untaken Stock” has the meaning set forth in Section 4.05(d).

7

“Untaken Stock Notice” has the meaning set forth in Section 4.05(d).

SECTION 1.02. Rules of Construction. Any provision of this Agreement that refers to the words “include,” “includes” or “including” shall be deemed to be followed by the words “without limitation.” References to the preamble or numbered or letter articles, sections, subsections, paragraphs, exhibits or schedules refer to the preamble or articles, sections, subsections, paragraphs, exhibits or schedules, respectively, of this Agreement unless expressly stated otherwise. All references to this Agreement include, whether or not expressly referenced, the exhibits and schedules attached hereto. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “or” when used in this Agreement is not exclusive. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Unless otherwise expressly indicated, any agreement, instrument, law or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns. In the event that any claim is made by any Person relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular Person or its counsel.

ARTICLE II.

REPRESENTATIONS AND WARRANTIES

Each of the parties hereby severally (and not jointly) represents and warrants to each of the other parties as follows:

(a) Authority; Enforceability. Such party (i) has the legal capacity or organizational power and authority to execute, deliver and perform its obligations under this Agreement and (ii) (in the case of parties that are not natural persons) is duly organized and validly existing and in good standing (in jurisdictions that recognize the concept of good standing) under the laws of its jurisdiction of organization. This Agreement has been duly executed and delivered by such party and constitutes a legal, valid and binding obligation of such party, enforceable against it in accordance with the terms of this Agreement, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally and to the exercise of judicial discretion in accordance with general principles of equity (whether applied by a court of law or of equity).

(b) Consent. No consent, waiver, approval, authorization, exemption, registration, license or declaration is required to be made or obtained by such party, other than those that have been made or obtained on or prior to the date hereof, in connection with (i) the execution or delivery of this Agreement or (ii) the consummation of any of the transactions contemplated hereby. To the extent such party is a natural person and is married and is a resident of a state governed by community property laws or similar laws relating to marital property, such party has delivered a Spousal Consent executed by his or her spouse.

8

(c) No Other Agreements. If such party is a Stockholder, except for the agreements among the Stockholders set forth herein or contemplated hereby, as of the date such party became a party hereto, there are no other binding agreements between or among such party, in its capacity as a Stockholder, and any of the other Stockholders, in each case solely in their capacity as such, with respect to the matters set forth herein, including with respect to the acquisition or disposition of Common Stock or any interest therein or the voting of Common Stock.

ARTICLE III.

SHARE TRANSFERS

SECTION 3.01. Restrictions on Transfer. No Minority Stockholder shall, directly or indirectly, Transfer any Securities, or any right, title or interest therein or thereto, to any Person who is a competitor of Holdings (as determined reasonably and in good faith by the Board). In addition to any other applicable provisions relating to the Transfer of Securities, each Minority Stockholder agrees that prior to any Transfer of any Securities or any right, title or interest therein or thereto, (A) the proposed Transferee must agree to take such Securities subject to, and to be fully bound by, the terms of this Agreement applicable to such Securities by executing a Joinder, and delivering such executed Joinder, to the Board prior to the effectiveness of such Transfer, and (B) such Investor and the Transferee shall represent to Holdings that such Transfer was made in accordance with all applicable laws and regulations. Notwithstanding anything herein, neither the Nantahala Holders or the Migdal Holders, nor any of their Affiliates shall be deemed to be a competitor by the Board other than any direct or indirect portfolio company thereof which is a competitor of Holdings (as determined reasonably and in good faith by the Board).

SECTION 3.02. Restrictive Legend. Each certificate representing shares of Common Stock held by a Stockholder will bear a legend in substantially the following form (with such additions thereto or changes therein as Holdings may be advised by counsel are required by law or necessary to give full effect to this Agreement):

“The securities represented by this certificate have not been registered under the United States Securities Act of 1933, as amended (the “Act”), or applicable state securities laws and may not be offered, pledged, sold, assigned or otherwise transferred (“Transfer”) except pursuant to (i) an effective registration statement under the Act and applicable state securities laws or (ii) an applicable exemption from registration thereunder.

The securities represented by this certificate are also subject to the terms and conditions of the Stockholders Agreement, dated as of August 31, 2021, as it may be amended from time to time by and among Keystone Dental Holdings, Inc. (the “Holdings”) and certain of its stockholders (the “Stockholders Agreement”). The Stockholders Agreement contains, among other things, (1) significant restrictions on the Transfer of the securities of Holdings and (2) certain rights of first offer, tag-along and drag-along rights and restrictions applicable to the securities. A copy of the Stockholders Agreement is available upon request from Holdings.”

SECTION 3.03. Securities Laws. No Stockholder shall Transfer any Securities or any right, title or interest therein or thereto unless and until:

(a) there is in effect a registration statement under the 1933 Act covering such proposed Transfer and such Transfer is made in accordance with such registration statement; or

9

(b) such Stockholder shall have (i) notified Holdings of the proposed Transfer, (ii) furnished Holdings with a reasonable description of the circumstances surrounding the proposed Transfer, and (iii) if reasonably requested by Holdings’ counsel, furnished Holdings with an opinion of counsel, in form and substance reasonably satisfactory to Holdings, that such Transfer shall not require registration of such shares under the 1933 Act.

SECTION 3.04. Improper Transfer. Any attempt to Transfer any Securities in violation of the terms of this Agreement shall be null and void ab initio and no right, title or interest therein or thereto shall be Transferred to the purported Transferee. Holdings will not give, and will not permit Holdings’ transfer agent to give, any effect to such attempted Transfer on its records.

ARTICLE IV.

RIGHTS OF CERTAIN STOCKHOLDERS

SECTION 4.01. Rights of First Refusal.

(a) Subject to the terms of and without limiting Section 4.02 below and excluding Excluded Transfers, each Stockholder hereby unconditionally and irrevocably grants to Holdings a Right of First Refusal to purchase all or any portion of the Common Stock that such Minority Stockholder proposes to Transfer in a Proposed Stockholder Transfer, on the terms and conditions specified in the Proposed Transfer Notice.

(b) Each Stockholder (a “Selling Stockholder”) proposing to make a Proposed Stockholder Transfer must deliver a Proposed Transfer Notice to Holdings not later than forty-five (45) days prior to the consummation of such Proposed Stockholder Transfer. Such Proposed Transfer Notice shall contain the material terms and conditions (including price and form of consideration) of the Proposed Stockholder Transfer, the identity of the Prospective Transferee and the intended date of the Proposed Stockholder Transfer. To exercise its Right of First Refusal under this Section 4.01, Holdings must deliver written notice to the Selling Stockholder that Holdings intends to exercise its Right of First Refusal as to some or all of the Common Stock proposed to be included in a Proposed Stockholder Transfer within fifteen (15) days after delivery of the Proposed Transfer Notice.

(c) Subject to the terms of Section 4.02, each Selling Stockholder hereby unconditionally and irrevocably grants to the other Stockholders (the “Other Stockholders”) a Secondary Refusal Right to purchase all or any portion of the Common Stock not purchased by Holdings pursuant its excise of the Right of First Refusal, as provided in this Section 4.01. If Holdings does not intend to exercise its Right of First Refusal with respect to all Common Stock subject to a Proposed Stockholder Transfer, Holdings must deliver written notice to the Other Stockholders and the Selling Stockholder, no later than fifteen (15) days after the Selling Stockholder delivers the Proposed Transfer Notice to Holdings, that Holdings does not intend to exercise its Right of First Refusal as to all shares of Common Stock with respect to any Proposed Stockholder Transfer. To exercise its Secondary Refusal Right, an Other Stockholder must deliver, within ten (10) days after Holdings’ deadline for its delivery of the notice as provided in the preceding sentence, to Holdings and the Selling Stockholder that such Other Stockholder intends to exercise its Secondary Refusal Right as to a portion of the Common Stock proposed to be included in a Proposed Stockholder Transfer.

(d) If options to purchase have been exercised by Holdings and the Other Stockholders with respect to some but not all of the Common Stock proposed to be included in a Proposed Stockholder Transfer by the end of the ten (10) day period specified in the last sentence of Section 4.01(c) (the “Stockholder Notice Period”), then Holdings shall, immediately after the expiration

10

of the Stockholder Notice Period, send written notice (the “Holdings Undersubscription Notice”) to those Other Stockholders who fully exercised their Secondary Refusal Right within the Stockholder Notice Period (the “Exercising Stockholders”). Each Exercising Stockholder shall, subject to the provisions of this Section 4.01(d), have an additional option to purchase all or any part of the balance of any such remaining unsubscribed shares of Common Stock proposed to be included in a Proposed Stockholder Transfer on the terms and conditions set forth in the Proposed Transfer Notice. To exercise such option, an Exercising Stockholder must, within ten (10) days after the expiration of the Stockholder Notice Period, deliver written notice to Holdings and the Selling Stockholder that such Exercising Stockholder intends to exercise its option to purchase all or any portion of the Common Stock not purchased pursuant to the Right of First Refusal or the Secondary Refusal Right. In the event there are two (2) or more such Exercising Stockholders that choose to exercise the last-mentioned option for a total number of remaining shares in excess of the number available, the remaining shares available for purchase under this Section 4.01(d) shall be allocated to such Exercising Stockholders pro rata based on the number of shares of Common Stock that such Exercising Stockholders have elected to purchase pursuant to the Secondary Refusal Right (without giving effect to any shares of Common Stock that any such Exercising Stockholder has elected to purchase pursuant to Holdings Undersubscription Notice). If the options to purchase the remaining shares are exercised in full by the Exercising Stockholders, Holdings shall immediately notify all of the Exercising Stockholders and the Selling Stockholder of that fact.

(e) Notwithstanding the foregoing, if the total number of shares of Common Stock that Holdings and the Other Stockholders have agreed to purchase pursuant to the foregoing provisions of this Section 4.01 is less than the total number of shares of Common Stock in the Proposed Transfer Notice, then Holdings and the Other Stockholders shall be deemed to have forfeited any right to purchase such Common Stock, and the Selling Stockholder shall be free to sell all, but not less than all, of the Common Stock to the Prospective Transferee on the terms and conditions set forth in the Proposed Transfer Notice, it being understood and agreed that (i) any such sale or transfer shall be subject to the other terms and restrictions of this Agreement; (ii) any future Proposed Stockholder Transfer shall remain subject to the terms and conditions of this Agreement, including this Section 4.01; and (iii) such sale shall be consummated within forty-five (45) days after receipt of the Proposed Transfer Notice by Holdings and, if such sale is not consummated within such forty-five (45) day period, such sale shall again become subject to the Right of First Refusal and Secondary Refusal Right on the terms set forth herein.

(f) If the consideration proposed to be paid for the Common Stock is in property, services or other non-cash consideration, the fair market value of the consideration shall be as determined in good faith by the Board and as set forth in the written notice from Holdings. If Holdings or any Other Stockholder cannot for any reason pay for the Common Stock in the same form of non-cash consideration, Holdings or such Other Stockholder may pay the cash value equivalent thereof, as determined in good faith by the Board and as set forth in the written notice from Holdings. The closing of the purchase of Common Stock by Holdings and the Other Stockholders shall take place, and all payments from Holdings and the Other Stockholders shall have been delivered to the Selling Stockholder, by the later of (i) the date specified in the Proposed Transfer Notice as the intended date of the Proposed Stockholder Transfer; and (ii) forty-five (45) days after delivery of the Proposed Transfer Notice.

SECTION 4.02. Tag-Along Rights.

(a) Except with respect to Transfers for which a Right of First Refusal or Secondary Refusal Right, as applicable, has been exercised and consummated and Excluded Transfers, if the Majority Stockholder (the “Stockholder Transferor”) proposes to Transfer (a “Tag-Along Sale”) any shares of Common Stock representing five percent (5.0%) or more of the outstanding Common Stock of Holdings, in a single transaction or a series of related transactions, to any Person (the “Tag-Along Purchaser”), the Stockholder Transferor shall give written notice (a “Tag-Along Notice”) of such proposed Transfer to the other Stockholders at least fifteen (15) Business Days prior to the consummation of such proposed Tag-Along Sale setting forth:

(i) the total number of shares of Common Stock proposed to be Transferred (the “Tag-Along Offered Shares”) and the purchase price per share of Common Stock,

11

(ii) the identity of the Tag-Along Purchaser;

(iii) any other material terms and conditions of the proposed Transfer;

(iv) the expected date of the proposed Transfer; and

(v) an undertaking that each such Stockholder shall have the right (the “Tag-Along Right”) to elect to sell up to its Pro Rata Portion of such Tag-Along Offered Shares in accordance with the procedures set forth in Section 4.02(b).

(b) Upon delivery of a Tag-Along Notice, each Stockholder (other than the Stockholder Transferor) shall have the right, but not the obligation, to sell up to its Pro Rata Portion of the Tag-Along Offered Shares at the same price per share, for the same form of consideration and pursuant to the same terms and conditions as set forth in the Tag-Along Notice. If a Stockholder (other than the Stockholder Transferor) wishes to participate in the Tag-Along Sale, it shall provide written notice to the Stockholder Transferor no later than ten (10) days after the date of delivery of the Tag-Along Notice. Such notice shall (i) set forth the number of shares of Common Stock that such Stockholder elects to include in the Tag-Along Sale, which number shall not exceed its Pro Rata Portion of the Tag-Along Offered Shares, and (ii) constitute such Stockholder’s binding agreement to sell such shares of Common Stock in the Tag-Along Sale on the terms and conditions applicable to the Tag-Along Sale. The Stockholder Transferor shall not consummate the Tag-Along Sale unless the Tag-Along Purchaser purchases all of the shares of Common Stock requested to be included in the Tag-Along Sale by the Tag-Along Stockholders on the same terms and conditions applicable to the Stockholder Transferor; provided that if the number of shares of Common Stock that the Stockholder Transferor and the Tag-Along Stockholders elect to sell in the Tag-Along Sale is more than the Tag-Along Offered Shares, to the extent that the Tag-Along Purchaser does not elect to purchase such excess shares of Common Stock the number of shares of Common Stock to be sold by the Stockholder Transferor and each Tag-Along Stockholder shall be reduced on a pro rata basis according to the proportion which the number of shares of Common Stock which each such party elects to have included in the Tag-Along Sale bears to the total number of shares of Common Stock elected by all such parties to have included in the Tag-Along Sale.

(c) If requested by the Stockholder Transferor, each Tag-Along Stockholder shall make or provide the same representations, warranties, covenants, indemnities and agreements as the Stockholder Transferor makes or provides in connection with the Tag-Along Sale; provided that no Tag-Along Stockholder shall be required to make any representations and warranties in connection with such sale (i) other than as to (1) (A) organization and qualification, (B) power and capacity, (C) validity and enforceability, and (D) title and ownership or (ii) that relate to the Stockholder Transferor or any other Tag-Along Stockholder. No Tag-Along Stockholder shall be (i) liable in respect of any indemnification provided in connection with a Tag-Along Sale (1) in excess of the consideration received by such Tag-Along Stockholder in such Tag-Along Sale, (2) for the breach of any representations or warranties made by any other Stockholder and (3) other than on a several (and not a joint and several basis) with the other Stockholders or (ii) required to participate in any hold-back, escrow, contingent consideration or other similar items relating to such Tag-Along Sale in excess of such Tag-Along Stockholder’s pro rata participation in the Tag-Along Sale (based on proceeds to be received). If a Tag-Along Sale is consummated, each Tag-Along Stockholder shall pay its pro rata share of the reasonable costs incurred by the Stockholder Transferor relating to the Tag-Along Sale (including reasonable legal fees and expenses) to the extent not paid or reimbursed by Holdings or the Tag-Along Purchaser.

12

(d) Each Tag-Along Stockholder shall (i) deliver at the closing of the Tag-Along Sale certificates evidencing the shares of Common Stock to be sold by such Stockholder in the Tag-Along Sale, duly endorsed in blank or accompanied by written instruments of transfer in form and substance reasonably satisfactory to the Stockholder Transferor, and (ii) execute such other documents as the Stockholder Transferor may reasonably request to consummate the Tag-Along Sale at the time specified by the Stockholder Transferor.

(e) The Stockholder Transferor shall have the right for a period of 120 days (which period may be extended to 180 days to satisfy any required material third-party or governmental approvals or to comply with applicable laws) after the expiration of the 10-day period referred to in Section 4.02(b) to Transfer the shares of Common Stock subject to the Tag-Along Notice (not otherwise sold by the other Stockholders) to the Tag-Along Purchaser at a price not greater than the price contained in, and otherwise on terms and conditions not materially more favorable to the Stockholder Transferor than those set forth in, the Tag-Along Notice. After the end of the 120-day period referred to in this Section 4.02(e), the Stockholder Transferor will not effect a Transfer of any shares of Common Stock that are the subject of the Tag-Along Notice without repeating the foregoing procedures.

(f) If any shares of Common Stock are Transferred pursuant to this Section 4.02 to any Person that is not a party to this Agreement, such Person shall execute a Joinder Agreement as a condition to the purchase of such shares and such shares shall continue to be subject to the provisions of this Agreement.

(g) Except as expressly provided in this Section 4.02, the Stockholder Transferor shall have no obligation to any Stockholder with respect to the sale of any shares of Common Stock owned by such Stockholder in connection with the Tag-Along Sale or as a result of any decision by the Stockholder Transferor to accept or consummate, or not to accept or consummate, any Tag-Along Sale (it being understood that any and all such decisions shall be made by the Stockholder Transferor in its sole discretion).

SECTION 4.03. Drag-Along Rights.

(a) If, at any time after the date of this Agreement, the Majority Stockholder proposes, in any transaction or series of related transactions, directly or indirectly, to (i) Transfer to one or more Persons other than any of its Affiliates (each, a “Third Party”) shares of a majority of the voting securities of Holdings then outstanding or (ii) cause Holdings or any of its subsidiaries to sell all or substantially all of the assets of Holdings and its consolidated subsidiaries to one or more Third Parties, in each case, whether by merger, consolidation, business combination, stock purchase, asset purchase or otherwise (a “Drag-Along Sale”), then the Majority Stockholder shall have the right, but not the obligation, to require the Stockholders to:

(i) sell the same proportion of the total shares of capital stock of Holdings beneficially owned by such Stockholder as is equivalent to the proportion of the total shares of capital stock of Holdings owned by the Majority Stockholder that are being sold by the Majority Stockholder, at the same price per share and on the same financial terms and conditions as the Majority Stockholder;

(ii) vote, or execute a written consent with respect to, all of their Common Stock in favor of the transactions constituting such Drag-Along Sale;

13

(iii) waive any appraisal or dissenters’ or similar rights with respect to such Drag-Along Sale; and

(iv) otherwise participate in such Drag-Along Sale to the extent reasonably requested by the Majority Stockholder.

(b) Each Stockholder affirms that its agreement to vote for the approval of the transaction constituting the Drag-Along Sale under this Section 4.03 is given as a condition of this Agreement and as such is coupled with an interest and is irrevocable. This voting agreement shall remain in full force and effect throughout the time that this Section 4.03 is in effect.

(c) The Majority Stockholder shall, promptly upon determining the terms of the Drag-Along Sale, deliver to the other Stockholders written notice specifying the material terms of the Drag-Along Sale (including the identity of the purchaser to which the Drag-Along Sale is proposed to be made, the price per share to be paid and, if known, the expected closing date of the proposed Drag-Along Sale).

(d) Each Stockholder shall take all necessary or desirable actions in connection with the consummation of the Drag-Along Sale as requested by the Majority Stockholder, including executing and delivering any and all agreements, instruments and other documents executed by the Majority Stockholder, including any applicable purchase agreement, stockholders agreement and/or indemnification and/or contribution agreement and, only in the case of Stockholders and their Affiliates who are also employees of Holdings or any of its subsidiaries, executing any “rollover” agreements, whether or not executed by the Majority Stockholder or their Affiliates and otherwise cooperating with the Majority Stockholder, the prospective buyer and their respective Representatives with such Drag-Along Sale.

(e) In connection with any Drag-Along Sale, each Stockholder and Holdings shall (and Holdings shall cause each of its subsidiaries and each of its and their respective officers, directors, employees, financial advisors, consultants, attorneys and other agents and representatives to) take all necessary or desirable actions in connection with the consummation of the Drag-Along Sale and any related transactions (including any auction or competitive bid process in connection with or preceding such Drag-Along Sale) as reasonably requested by the Majority Stockholder, including (A) retaining investment bankers and other advisors approved by the Majority Stockholder; (B) participating in management meetings and preparing pitchbooks and confidential information memorandums, (C) furnishing information and copies of documents, (D) preparing and making filings with governmental authorities; (E) providing assistance with legal, accounting, tax, financial, benefits and other due diligence; and (F) otherwise cooperating with the Majority Stockholder, the prospective buyer(s), any investment bankers, consultants or other professional advisors who have been retained in connection with such Drag-Along Sale and their respective Representatives

(f) Without limiting the foregoing, if requested by the Majority Stockholder, each Minority Stockholder shall make or provide the same representations, warranties, covenants, indemnities and agreements that the Majority Stockholder makes or provides in connection with the Drag-Along Sale. In addition, a Minority Stockholder who is or has been an officer or employee of Holdings or any of its subsidiaries shall, at the Majority Stockholder’s request, also agree to be subject to non-compete, non-solicitation and other similar restrictions. No Minority Stockholder (i) shall be required to make any representations and warranties in connection with such sale (1) other than as to (A) organization and qualification, (B) power and capacity, (C) validity and enforceability, and (D) title and ownership or (2) that relate to the Majority Stockholder or any other Minority Stockholder, (ii) shall be liable in respect of any indemnification provided in connection with a Drag-Along Sale (1) in excess of the consideration

14

received by such Stockholder in such Drag-Along Sale, (2) for the breach of any representations or warranties made by the Majority Stockholder or any other Minority Stockholder and (3) other than on a several and not joint basis with the other Stockholders, (iii) shall be required to participate in any hold-back, escrow, contingent consideration or other similar items relating to such Drag-Along Sale in excess of such Stockholder’s pro rata participation in the Drag-Along Sale (based on proceeds to be received) or, (iv) other than a Stockholder who is or has been a member of the executive management of Holdings, shall be required to agree to, or be deemed to have agreed to, any non-compete or similar restrictions, in each case, without such Stockholder’s consent. If a Drag-Along Sale is consummated, each Minority Stockholder shall pay or bear its pro rata share of the reasonable costs incurred by the Majority Stockholder relating to the Drag-Along Sale (including reasonable legal fees and expenses) to the extent not paid or reimbursed by Holdings or the Third Party.

(g) Each of the Stockholders shall (i) deliver at the closing of the Drag-Along Sale certificates evidencing the shares of Common Stock to be sold by such Stockholder in the Drag-Along Sale, duly endorsed in blank or accompanied by written instruments of transfer in form and substance reasonably satisfactory to the Majority Stockholder, and (ii) execute such other documents as the Majority Stockholder may reasonably request to consummate the Drag-Along Sale at the time specified by it.

(h) Except as expressly provided in this Section 4.03, the Majority Stockholder shall have no obligation to any Stockholder with respect to the sale of any shares of Common Stock owned by such Stockholder in connection with the Drag-Along Sale. Notwithstanding anything herein to the contrary, the Majority Stockholder shall have no obligation to any other Stockholder as a result of any decision by any the Majority Stockholder to accept or consummate, or not to accept or consummate, any Drag-Along Sale (it being understood that any and all such decisions shall be made by the Majority Stockholder in its sole discretion).

SECTION 4.04. Confidentiality. Each Stockholder agrees, and will require each of its Representatives to agree, to hold in confidence and not use or disclose to any third party (other than its legal counsel, financial advisors and accountants) any information provided to or learned by such Person in connection with its investment in Holdings or such Stockholder’s rights under this Agreement. Notwithstanding the foregoing, each Stockholder may disclose any confidential information that, based on an opinion of such Stockholder’s legal counsel, is required by law, regulation or applicable rules to be disclosed, but only after providing Holdings, to the extent practicable and legally permissible, with prior written notice and an opportunity to limit or eliminate such disclosure. Prior to disclosure of any confidential information in accordance with the preceding sentence, such Stockholder shall use its reasonable best efforts to obtain a commitment from the Persons to whom such confidential information is disclosed that such Persons will afford such information confidential treatment.

SECTION 4.05. Preemptive Rights.

(a) Subject to the terms and conditions of this Section 4.05 and applicable securities laws, if Holdings proposes to issue or sell any shares of its Capital Stock (“Additional Stock”) pursuant to an Eligible Offering, Holdings shall deliver a written notice thereof (a “Preemptive Notice”) to each Preemptive Stockholder that is an accredited investor within the meaning of Regulation D under the 1933 Act or a Person to whom offers of securities may be made without disclosure, registration, qualification or filing under the securities laws of any jurisdiction at least ten (10) days prior to the consummation of such Eligible Offering. The Preemptive Notice shall:

(i) state the number and type of such Additional Stock to be offered;

15

(ii) state the price and terms upon which it proposes to offer such Additional Stock; and

(iii) contain an offer to sell to such Preemptive Stockholder at the same price and for the same consideration to be paid by purchasers in the Eligible Offering such Stockholder’s Pro Rata Portion of the Additional Stock.

(b) For a period of twenty (20) days following the delivery of such Preemptive Notice (the “Preemptive Election Period”), each such Preemptive Stockholder shall be entitled, by written notice to Holdings (a “Preemptive Election Notice”) stating (i) that it irrevocably accepts all or a specified number of its Pro Rata Portion of the Additional Stock as specified in its Preemptive Notice or declines in full the offer to purchase such Additional Stock, and (ii) if such Preemptive Stockholder desires to purchase (to the extent available) any Untaken Stock (defined below) the number of Untaken Stock that such Preemptive Stockholder irrevocably offers to purchase.

(c) If a Preemptive Stockholder does not provide a Preemptive Election Notice to Holdings within the period specified in Section 4.05(b), that Preemptive Stockholder will be deemed to have rejected the offer to purchase its Pro Rata Portion of the Additional Stock contained in the Preemptive Notice and will have no further right to subscribe for such Additional Stock. If a Preemptive Stockholder accepts all or a specified number of Additional Stock referred to in its Preemptive Election Notice, that Preemptive Stockholder must subscribe for that number of Additional Stock (including, to the extent available and subject to Section 4.05(d), any Untaken Stock) stated in its Preemptive Election Notice on the terms specified in the Preemptive Notice.

(d) If upon the expiration of the Preemptive Election Period, if one or more Preemptive Stockholders have not elected to acquire the entirety of their respective Pro Rata Portions of the Additional Stock (such remaining Additional Stock, “Untaken Stock”) set out in a Preemptive Notice, then Holdings shall issue to each Preemptive Stockholder that has offered to acquire Untaken Stock in its Preemptive Election Notice the number of Untaken Stock such Preemptive Stockholder has offered to purchase; provided that if there are offers from Preemptive Stockholders to subscribe for more Untaken Stock than there is Untaken Stock actually available for issuance, such available Untaken Stock shall be allocated among such Preemptive Stockholders in proportion to the relative number of Untaken Stock each such Preemptive Stockholder has offered to acquire. In the event that any Untaken Stock is to be issued to Preemptive Stockholders pursuant to this Section 4.05(d), Holdings shall promptly (but in any event within two (2) Business Days of the expiration of the Preemptive Election Period) provide written notice to each such Preemptive Stockholder, specifying (i) the number of Untaken Stock and (ii) the total number of Additional Stock such Preemptive Stockholder is required to purchase (an “Untaken Stock Notice”).

(e) At the closing of the sale of the Additional Stock referred to in the Preemptive Notice (or by such later date as is specified by the Board in writing), with respect to each Preemptive Stockholder that has elected to acquire Additional Stock set out in a Preemptive Notice, (i) such Preemptive Stockholder must pay to Holdings the aggregate price (which price per Additional Stock is specified in the Preemptive Notice) for all such Additional Stock specified in that Preemptive Stockholder’s Preemptive Election Notice, or, if applicable to such Preemptive Stockholder pursuant to Section 4.05(d), all Additional Stock specified in an Untaken Stock Notice; and (ii) subject to receipt of payment from such Preemptive Stockholder, Holdings must issue such Additional Stock to such Preemptive Stockholders.

16

(f) If all Additional Stock referred to in the Preemptive Notice is not elected to be purchased or acquired as provided in Section 4.05(b) through (e), Holdings may, during the ninety (90) day period following the expiration of the period provided in Section 4.05(e), offer and sell the remaining unsubscribed portion of such Additional Stock to any Person or Persons at a price not less than, and upon other economic terms and material non-economic terms no more favorable to the offeree than, those specified in the Preemptive Notice. If Holdings does not enter into an agreement for the sale of the Additional Stock within such period, or if such agreement is not consummated within sixty (60) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Additional Stock shall not be offered to any Person or Persons unless first reoffered to the Preemptive Stockholders in accordance with this Section 4.05.

(g) Notwithstanding anything to the contrary contained herein, Holdings may issue or sell all or a portion of the Additional Stock to purchasers in the Eligible Offering (the “Proposed Purchasers”) without complying with the provisions of this Section 4.05, if prior to such issuance or sale, either (i) the Proposed Purchasers agree to offer their respective Pro Rata Portion of the Additional Stock at the same price and for the same consideration as issued or sold to the Proposed Purchasers in a manner that provides such Preemptive Stockholder with the opportunity to purchase Additional Stock in a manner substantially similar to that set forth in Section 4.05(b) (subject to the timing set forth in this Section 4.05(g)) or (ii) Holdings agrees to effect such other series of transactions that would allow such Preemptive Stockholder to be substantially in the same position as if such Preemptive Stockholder had the opportunity to purchase such Additional Stock pursuant to the Preemptive Notice, in each case, within sixty (60) days after the closing of the issuance or sale of the Additional Stock to the Proposed Purchasers.

(h) The Stockholders shall in respect of any issuance of securities required to be issued pursuant to this Section 4.05 take all such actions required to amend the certificate of incorporation of Holdings to provide for such increases in the authorized Capital Stock of Holdings as may be necessary to permit such issuance. Holdings shall comply with any applicable securities laws before issuing any securities pursuant to this Section 4.05 and shall not be in violation of the provisions hereof by reason of such compliance.

SECTION 4.06. Board of Directors.

(a) At each annual or special stockholders meeting called for the election of directors, and whenever the stockholders of Holdings act by written consent with respect to the election of directors, each Stockholder shall vote or otherwise give such Stockholder’s consent in respect of all shares of the Capital Stock of Holdings (whether now owned or hereafter acquired) owned by such Stockholder, and take all other appropriate action, and Holdings shall take all necessary and desirable actions, to cause:

(i) the election to the Board of:

(1) such number of directors as may be designated from time to time by the Majority Stockholder in its sole discretion (the “Accelmed Directors”); and

(2) one (1) director jointly designated by the Osteon Director Nominators (the “Osteon Director”), who shall initially be Michael Tuckman; provided that if the Osteon Holders, together with their respective Permitted Transferees, own less than 1.0% of the Common Stock, the Osteon Director Nominators shall lose the right to designate a director.

17

each such person shall remain a Director (subject to their earlier removal in accordance with clause (iii) below, the Bylaws of Holdings and applicable law) until their respective successors shall have been elected and shall have qualified;

(ii) the removal from the Board of any director elected in accordance with clause (a) above, with or without cause:

(1) in the case of any Accelmed Director, only upon the written request of the Majority Stockholder; and

(2) in the case of the Osteon Director, for so long as the Stockholders are obligated to appoint the Osteon Director pursuant to Section 4.06(a), only upon the written request of the Osteon Director Nominators.

(iii) upon any vacancy in the Board as a result of any individual designated as provided in clause (i)(1) and (i)(2) above ceasing to be a member of the Board, whether by resignation or otherwise, the election to the Board as promptly as possible:

(1) in the case of a vacancy of any Accelmed Director, an individual designated by the Majority Stockholder; and

(2) in the case of a vacancy of the Osteon Director, for so long as the Stockholders are obligated to appoint such Osteon Director pursuant to Section 4.06(a), an individual jointly designated by the Osteon Director Nominators.

The Chairman of the Board will be appointed by the Majority Stockholder.

(b) Board Observer Rights.

(i) If the Osteon Holders, together with their respective Permitted Transferees, own not less than 1.0% of the Common Stock (as determined on a fully-diluted basis), then for so long as the Osteon Holders remain Stockholders, the Osteon Director Nominators shall have the right to jointly appoint one observer to the Board (the “Osteon Observer”).

(ii) So long each Investor remains a Significant Stockholder, such Investor shall have the right to appoint one observer to the Board (each such observer, together with the Osteon Observer, the “Board Observers”).

Holdings shall provide to each Board Observer copies of all documents pertaining to any meeting of the Board that are provided to each member of the Board and shall provide them at the same time as they are provided to such members; provided that Holdings shall have the right to withhold any such materials from any Board Observer to the extent the Board reasonably determines, in its sole discretion, that such action is (i) necessary or advisable to preserve any evidentiary or attorney-client privilege or (ii) required to avoid a conflict of interest. Each Board Observer shall have the right to attend each meeting of the Board in the same manner as the members thereof; provided that Holdings shall have the right to exclude any Board Observer from any such meeting to the extent the Board determines, in its sole discretion, that such action is (i) necessary or advisable to preserve any evidentiary or attorney-client privilege or (ii) required to avoid a conflict of interest. The rights of any Board Observer to receive information and attend Board meetings are subject to such Board Observer executing a confidentiality agreement in customary form as may be reasonably determined by Holdings. The Board Observers shall not be entitled

18

to receive any compensation from Holdings. The reasonable and documented out-of-pocket expenses of each Board Observer incurred in connection with such individual’s attendance at meetings as permitted under this Section 4.06(b) shall be reimbursed to the same extent as a Director would be reimbursed for such Director’s attendance in accordance with the Director expense and reimbursement policy of Holdings.

(c) Quorum. Except as set forth below, the presence of a majority of the directors then serving on the Board or any committee of the Board (including, at least one Accelmed Director) shall be required to constitute a quorum of the Board or such committee of the Board. If a quorum shall not be present at any called meeting of the Board or any committee of the Board, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at such meeting, until a quorum shall be present.

(d) Affiliate Transactions. Except as set forth on Schedule 4.06(d), so long as the Investors hold, in the aggregate, not less than four percent (4%) of the issued and outstanding Common Stock of Holdings, (i) Holdings and its subsidiaries, shall not, without the prior written consent of the holders of not less than a majority of all Common Stock issued pursuant to the Purchase Agreement, which such majority shall include Nantahala, enter into any transaction with the Majority Stockholder or any of its Affiliates, or any director, officer or executive employees of Holdings or its subsidiaries, other than in the ordinary course of business (which, for the avoidance of doubt, would include stock purchases, redemptions or dividends which are not offered equally to all holders of Common Stock, other than stock repurchased at cost from former employees and consultants in connection with the cessation of their service), and (ii) neither the Majority Stockholder nor any of its Affiliates, officers, directors or principals shall receive any benefit not otherwise offered to the Investors without the prior written consent of the holders of not less than a majority of all Common Stock issued pursuant to the Purchase Agreement, which such majority shall include Nantahala.

SECTION 4.07. Information Rights. Holdings shall deliver to (i) each Significant Stockholder and (ii) so long as the Osteon Holders collectively own not less than 1.0% of the Common Stock (as determined on a fully-diluted basis), the Osteon Representative, the following information:

(a) as soon as practicable, but in any event within one hundred twenty (120) days after the end of each fiscal year of Holdings (i) a balance sheet as of the end of such year, (ii) statements of income and of cash flows for such year, and (iii) a statement of stockholders’ equity as of the end of such year, all such financial statements audited and certified by independent public accountants selected by Holdings prepared in accordance with United States generally accepted accounting principles (“GAAP”);

(b) as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of Holdings, unaudited statements of income and cash flows for such fiscal quarter, and an unaudited balance sheet as of the end of such fiscal quarter, all prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end audit adjustments; and (ii) not contain all notes thereto that may be required in accordance with GAAP);

(c) as soon as practicable, but in any event within thirty (30) days of the end of each month, an unaudited income statement and statement of cash flows for such month, and an unaudited balance sheet as of the end of such month, all prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end audit adjustments and (ii) not contain all notes thereto that may be required in accordance with GAAP);

19

(d) as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of Holdings, a capitalization table showing the number of shares of each class and series of Common Stock outstanding at the end of the period and the number of shares of issued stock options and stock options not yet issued;

(e) as soon as practicable, but in any prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, including balance sheets, income statements, and statements of cash flow for such months;

Notwithstanding anything else in this Section 4.07 to the contrary, Holdings may cease providing the information set forth in this Section 4.07: (a) to any Stockholder that the Board has reasonably determined is a competitor of Holdings or any of its subsidiaries (it being understood that no Investor, shall be deemed a competitor solely as a result of its investment in any company that is a competitor of Holdings); and (b) during the period starting with the date sixty (60) days before Holdings’ good-faith estimate of the date of filing of a registration statement if it reasonably concludes it must do so to comply with the SEC rules applicable to such registration statement and related offering; provided that Holdings’ covenants under this Section 4.07 shall be reinstated at such time as Holdings is no longer actively employing its commercially reasonable efforts to cause such registration statement to become effective.

SECTION 4.08. Inspection Rights. Holdings shall permit each Significant Stockholder, at such Significant Stockholder’s sole cost and expense, reasonable access to visit and inspect Holdings’ properties; examine its books of accounts and records; and discuss Holdings’ affairs, finances, and accounts with its applicable executive officers responsible for such matters, during normal business hours as may reasonably be requested in writing in advance by the Significant Stockholder; provided, however, that Holdings shall not be obligated pursuant to this Section 4.08 to (a) provide or provide access to any information that it reasonably and in good faith considers to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in form acceptable to Holdings), (b) provide or provide access to any information the disclosure of which would or would reasonably be expected to adversely affect the attorney-client or any other legal privilege, (c) take any action that would cause material disruption to the business of, or cause significant competitive harm to Holdings or its Affiliates, (d) contravene any applicable Law, or (e) jeopardize the health or safety of any personnel of Holdings or its Affiliates.

SECTION 4.09. Initial Public Offering. The Majority Stockholder may cause Holdings to consummate an Initial Public Offering. Following any demand to cause Holdings to consummate an Initial Public Offering pursuant to this Section 4.09, Holdings shall take all actions necessary or reasonably requested by the Majority Stockholder to consummate an Initial Public Offering, and shall use its reasonable best efforts to assure the success thereof, including entering into customary agreements with respect to such offering and the taking of all actions specified in Section 5.03 hereof. The Majority Stockholder and Holdings will use reasonable endeavors to procure a merger, or a sale of substantially all of Holding’s assets or Common Stock to a Third Party in accordance with the Majority Stockholder’s investment / divestment period, which period is contemplated (but is not certain) to conclude not later than August 30, 2030.

20

ARTICLE V.

REGISTRATION RIGHTS

SECTION 5.01. Company Registration.

(a) Right to Piggyback on Registration of Common Stock. Subject to Section 5.01(c), if at any time or from time to time, Holdings proposes to register the Common Stock under the 1933 Act in connection with a public offering of such Common Stock on any form other than Form S-4 or Form S-8 or any similar successor forms or another form used for a purpose similar to the intended use for such forms (a “Piggyback Registration”), whether for its own account or for the account of one or more stockholders of Holdings, Holdings shall give each Stockholder notice of such determination at least ten (10) Business Days prior to the anticipated effective date of such Piggyback Registration. Upon the written request of any Stockholder (the “Piggyback Holder”) given within five (5) Business Days after receipt of any such notice by Holdings, Holdings shall use its reasonable best efforts to cause to be registered under the 1933 Act all of the Registrable Securities owned by such Stockholder that the Stockholder has requested to be registered; provided that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, Holdings shall determine for any reason not to register or to delay registration of all such securities, Holdings may, at its election, give written notice of such determination to each Piggyback Holder and (i) in the case of a determination not to register all of such securities, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of Holdings to pay the registration expenses in connection therewith); and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities. No registration effected under this Section 5.01 shall relieve Holdings of its obligation to effect any registration upon demand under Section 5.02.

(b) Selection of Underwriters. If any Piggyback Registration involves an underwritten primary offering of Holdings’ securities, the Board shall have the right to select any underwriter or underwriters to manage such Piggyback Registration.

(c) Priority on Piggyback Registrations. In the event that the Piggyback Registration includes an underwritten offering, the registration rights provided in Section 5.01(a) shall be subject to the condition that if the managing underwriter or underwriters of a Piggyback Registration advise Holdings that in its opinion the number of Registrable Securities proposed to be sold in such Piggyback Registration exceeds the number that can be sold without adversely affecting the marketability, proposed offering price, timing, distribution method or probability of success of the offering, Holdings and the Stockholders, as the case may be, will include in such registration only the number of Registrable Securities which, in the opinion of such underwriter or underwriters, can be sold in such offering without such adverse effect. The Registrable Securities so included in such Piggyback Registration (unless it is a Demand Registration) shall be apportioned as follows: (i) first, to any shares of Common Stock that Holdings proposes to sell and (ii) second, pro rata among shares of the Registrable Securities included in such Piggyback Registration, in each case according to the total number of shares of the Registrable Securities requested for inclusion by the Piggyback Holder, or in such other proportions as shall mutually be agreed to among the Piggyback Holders.

Notwithstanding anything to the contrary herein, if the underwriter reasonably determines that marketing factors require the exclusion of particular Stockholder(s) from participating in such offering (e.g., the exclusion of members of management) as to all or any portion of such Stockholder’s Registrable Securities, Holdings shall so advise such Stockholder(s) and all or such portion of such Stockholder’s Registrable Securities shall be excluded from such registration to the extent determined by such underwriter.

21

(d) Additional Piggyback Registration Rights. Holdings may not, without the consent of the holders of a majority of the Registrable Securities, grant any additional rights to Piggyback Registration unless such rights are granted pari passu with or subordinate to the rights set forth in this Section 5.01 and do not impair the rights to Piggyback Registration of Stockholders set forth herein.

SECTION 5.02. Demand Registration Rights.

(a) Right to Demand.

(i) At any time three (3) months following an Initial Public Offering, subject to any applicable lock-up agreements, Nantahala may make a written request, which request will specify the aggregate number of Registrable Securities held by the Investors and the Osteon Holders to be registered and will also specify the intended methods of disposition thereof (the “Request Notice”) to Holdings for registration with the Commission under and in accordance with the provisions of the 1933 Act of all or part of the Registrable Securities then owned by the Stockholders identified in the Request Notice (the “Requesting Stockholders” and such registration, the “First Demand Registration”); provided, however, that the aggregate offering price for such registration shall not be less than $5.0 million. The Registrable Securities to be included in such First Demand Registration shall be apportioned pro rata among the Investors and the Osteon Holders according to the total number of shares of the Registrable Securities then held by the Investors and Osteon Holders. In the event the number of Registrable Securities proposed to be sold by the Investors and Osteon Holders does not exceed the number which can be sold without adversely affecting the offering, the Majority Stockholder may also participate in the First Demand Registration. A First Demand Registration will only count for this purpose only if (i) all Registrable Securities requested to be registered are registered, and (ii) such First Demand Registration is closed, or withdrawn at the request of Nantahala (other than as a result of a material adverse change to Holdings).

(ii) At any time following the First Demand Registration, subject to any applicable lock-up agreements, Nantahala may submit a Request Notice to Holdings for registration with the Commission under and in accordance with the provisions of the 1933 Act of all or part of the Registrable Securities then owned by the Requesting Stockholders (the “Second Demand Registration”); provided, however, that the aggregate offering price for such registration shall not be less than $5.0 million. The Registrable Securities to be included in such Second Demand Registration shall be apportioned pro rata among the Requesting Stockholders according to the total number of shares of the Registrable Securities then held by the Requesting Stockholders. In the event the number of Registrable Securities proposed to be sold by Nantahala does not exceed the number which can be sold without adversely affecting the offering, the Majority Stockholder may also participate in the Second Demand Registration. A Second Demand Registration will only count for this purpose only if (i) all Registrable Securities requested to be registered are registered, and (ii) such Second Demand Registration is closed, or withdrawn at the request of Nantahala (other than as a result of a material adverse change to Holdings).

(iii) At any time or from time to time following First Demand Registration and, if applicable, Second Demand Registration, the Majority Stockholder may submit from time to time one or more Request Notices to Holdings for registration with the Commission under and in accordance with the provisions of the 1933 Act of all or part of the Registrable Securities then owned by the Majority Stockholder (each, a “Stockholder Demand Registration” and each of the First Demand Registration, Second Demand Registration and each Stockholder Demand Registration, a “Demand Registration”); provided, however, that the aggregate offering price for such registration shall not be less than $5.0 million.

22

(iv) A registration pursuant to this Section 5.02 will be on such appropriate form of the Commission as shall be selected by Nantahala, in the case of Section 5.02(a)(i) and Section 5.02(a)(ii), or the Majority Stockholder, in the case of Section 5.02(a)(iii) and be reasonably acceptable to Holdings and shall permit the intended method or methods of distribution specified in the Request Notice, including a distribution to, and resale by, the partners or Affiliates of the Requesting Stockholders. Other than the First Demand Registration under Section 5.02(a)(i) and the Second Demand Registration under Section 5.02(a)(ii), Nantahala shall not have any Demand Registration rights.

Upon any such request for a Demand Registration, Holdings will deliver any notices required by Section 5.01 and thereupon Holdings will, subject to Section 5.01(c) and Section 5.02(d) hereof, use its reasonable best efforts to effect the prompt registration under the 1933 Act of:

(1) the Registrable Securities which Holdings has been so requested to register by Nantahala, in the case of a First Demand Registration or, if applicable, a Second Demand Registration, or by the Majority Stockholder, in the case of a Stockholder Demand Registration, as contained in the Request Notice; and

(2) all other Registrable Securities which Holdings has been requested to register by the Piggyback Holders,

all to the extent required to permit the disposition of the Registrable Securities so to be registered in accordance with the intended method or methods of disposition of each seller of such Registrable Securities.

(b) Right to Shelf Registration. At any time or from time to time following the date that the Holdings becomes eligible to use Form S-3 or its successor form, subject to any applicable lockup agreements, Stockholders holding 10% of the Registrable Securities (the “Requesting Shelf Stockholders”) may make a Request Notice to Holdings for registration with the Commission under and in accordance with the provisions of the 1933 Act of all or part of the Registrable Securities then owned by the Requesting Shelf Stockholders (a “Shelf Registration”); provided, however, that the aggregate offering price for such registration shall not be less than $1.0 million. A registration pursuant to this Section 5.02(b) shall permit the intended method or methods of distribution specified by the Requesting Shelf Stockholders, including a distribution to, and resale by, the partners or Affiliates of the Requesting Shelf Stockholders. Requesting Shelf Stockholders may make a maximum of two requests per 12-month period for Shelf Registrations pursuant to this Section 5.02;

(c) Revocation. Nantahala, in the case of a First Demand Registration or Second Demand Registration, the Majority Stockholder, in the case of a Stockholder Demand Registration or the Requesting Shelf Stockholders, in the case of a Shelf Registration, may, at any time prior to the effective date of the registration statement relating to such Demand Registration or Shelf Registration, as applicable, revoke such request by providing a written notice thereof to Holdings and shall not be required to reimburse Holdings for any of its expenses incurred in connection with such attempted registration.

(d) Selection of Underwriters. If any of the Registrable Securities covered by a Demand Registration are to be sold in an underwritten offering the Board shall have the right to select the managing underwriter or underwriters to administer the offering subject to the approval of Nantahala, in the case of a First Demand Registration or Second Demand Registration and the Majority Stockholder, in the case of a Stockholder Demand Registration, in either case, which approval will not be unreasonably withheld, conditioned or delayed.

23

(e) Priority on Demand Registrations. If the managing underwriter or underwriters of a Demand Registration advise Holdings in writing that in its or their opinion the number of Registrable Securities proposed to be sold in such Demand Registration exceeds the number which can be sold without adversely affecting the marketability, proposed offering price, timing, distribution method or probability of success of the offering, Holdings will include in such registration only the number of Registrable Securities which, in the opinion of such underwriter or underwriters, can be sold in such offering without such material adverse effect. The Registrable Securities to be included in such Demand Registration shall be apportioned pro rata among the Requesting Stockholders and the Piggyback Holders according to the total number of shares of the Registrable Securities requested for inclusion by the Requesting Stockholders and the Piggyback Holders, or in such other proportions as shall mutually be agreed to among the Requesting Stockholders and the Piggyback Holders; provided, however, that the number of Registrable Securities held by the Requesting Stockholders and the Piggyback Holders to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

Notwithstanding anything to the contrary herein, if the underwriter reasonably determines that marketing factors require the exclusion of particular Stockholder(s) from participating in such offering (e.g., the exclusion of members of management) as to all or any portion of such Stockholder’s Common Stock, Holdings shall so advise such Stockholder(s) and all or such portion of such Stockholder’s Common Stock shall be excluded from such registration to the extent determined by such underwriter.

(f) Additional Demand Registration Rights. Holdings may not, without the consent of the holders of a majority of the Registrable Securities, grant any additional rights to Demand Registration unless such rights are subordinate to the rights set forth in this Section 5.02.

SECTION 5.03. Registration Procedures. It shall be a condition precedent to the obligations of Holdings to take any action pursuant to this ARTICLE V that the Stockholders requesting inclusion in any Piggyback Registration or Demand Registration (a “Registration”) shall furnish to Holdings such information regarding them, the Registrable Securities owned by them, the intended method of disposition of such Registrable Securities, and such agreements regarding indemnification, disposition of such securities and other matters referred to in and consistent with this ARTICLE V, as Holdings shall reasonably request and as shall be required in connection with the action to be taken by Holdings (such intended method of distribution may include a distribution to, and resale by, the partners of the holders of any Registrable Securities). With respect to any Registration which includes Registrable Securities owned by a Stockholder, Holdings will, subject to Sections 5.01 and 5.02:

(a) As promptly as possible (in the case of a Demand Registration, no more than (i) 45 days after Holdings’ receipt of a Request Notice that is not for a Registration on Form S-3 or any successor or comparable form or in connection with an Initial Public Offering, (ii) 60 days after Holdings’ receipt of a Request Notice that is for a Registration in connection with an Initial Public Offering and (iii) 30 days after Holdings’ receipt of a Request Notice that is for a Registration on Form S-3 or any successor or comparable form) prepare and file with the Commission a registration statement on the appropriate form prescribed by the Commission for such intended method of disposition, use its reasonable best efforts to cause such registration statement to become effective as soon as practicable thereafter; provided that before filing a registration statement or prospectus or any amendments or supplements thereto, Holdings shall furnish to counsel representing the Stockholders selling Registrable Securities under such Registration copies of all documents proposed to be filed, which documents shall be subject to the review and reasonable comments of such counsel; provided, further, that Holdings shall not be obligated to maintain such Registration effective for a period longer than (x) 360 days or (y) such shorter period when all of the Registrable Securities covered by such registration statement have been sold pursuant thereto (the “Effectiveness Period”);

24

(b) Prepare and file with the Commission such amendments and post-effective amendments to such registration statement and any documents required to be incorporated by reference therein as may be necessary to keep the registration statement effective for a period of not less than the Effectiveness Period (but not prior to the expiration of the time period referred to in Section 4(3) of the 1933 Act and Rule 174 thereunder, if applicable); cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the 1933 Act and comply with the 1933 Act in a timely manner; and comply with the provisions of the 1933 Act applicable to it with respect to the disposition of all Registrable Securities covered by such registration statement during the applicable period in accordance with the intended method or methods of disposition by the sellers thereof set forth in such registration statement or supplement to the prospectus;

(c) Promptly incorporate in a prospectus supplement or post-effective amendment such information as the underwriter(s) or the Majority Stockholder reasonably requests to be included therein relating to the plan of distribution with respect to such Registrable Securities; and make all required filings of such prospectus supplements or post-effective amendments as soon as practical after being notified of the matters to be incorporated in such supplement or amendment;

(d) Furnish to such Stockholder, without charge, such number of conformed copies of the registration statement and any post-effective amendment thereto as such Stockholder may reasonably request, and such number of copies of the prospectus (including each preliminary prospectus) and any amendments or supplements thereto, and any documents incorporated by reference therein, as such Stockholder or underwriter or underwriters, if any, may request in order to facilitate the disposition of the securities being sold by such Stockholder (it being understood that Holdings consents to the use of the prospectus and any amendment or supplement thereto by such Stockholder covered by the registration statement and the underwriter or underwriters, if any, in connection with the offering and sale of the securities covered by the prospectus or any amendments or supplements thereto);

(e) Notify such Stockholder, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, when Holdings becomes aware of the happening of any event as a result of which the prospectus included in such registration statement (as then in effect) contains any untrue statement of material fact or omits to state a material fact necessary to make the statements therein (in the case of the prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter delivered to the investors of such securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(f) Make generally available to its security holders an earnings statement, which need not be audited, satisfying the provisions of Section 11(a) of the 1933 Act as soon as reasonably practicable after the end of the 12-month period beginning with the first month of Holdings’ first fiscal quarter commencing after the effective date of the registration statement, which statement shall cover said 12-month period;

(g) After the filing of a registration statement, (i) notify each Stockholder holding Registrable Securities covered by such registration statement of any stop order issued or, to Holdings’ knowledge, threatened by the Commission and of the receipt by Holdings of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities

25

or blue sky laws of any jurisdiction, (ii) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement or the qualification of any Registrable Securities at the earliest possible moment, and (iii) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate and business documents and properties of Holdings as shall be necessary to enable them to exercise their due diligence responsibility, and cause Holdings’ Representatives to supply all such information reasonably requested by any such seller, underwriter, attorney, accountant, or agent in connection with such registration statement;

(h) In connection with the preparation and filing of each Registration, give each holder of Registrable Securities included in such Registration, the underwriter(s) and their respective counsel, accountants and other Representatives and agents the opportunity to participate in the preparation of each registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto and comparable statements under the securities or blue sky laws of any jurisdiction and give each of the foregoing Persons access to the books and records, pertinent corporate and business documents and properties of Holdings and its subsidiaries and such opportunities to discuss the business and affairs of Holdings and its subsidiaries with the respective Representatives and the independent public accountants who have certified Holdings’ consolidated financial statements, and supply all other information and respond to all other inquiries requested by such holders, underwriter(s), counsel, accountants and other Representatives and agents as shall be necessary or appropriate, in the opinion of such holders or underwriter(s), to conduct a reasonable investigation within the meaning of the 1933 Act, and Holdings shall not file any registration statement or amendment thereto or any prospectus or supplement thereto to which such holder or such underwriter(s) shall object;

(i) Cause its employees to participate in “road shows” and other presentations as reasonably requested by the underwriters in connection with such Registration;

(j) Deliver promptly to counsel representing the Stockholders selling Registrable Securities under such Registration and each underwriter, if any, participating in the offering of the Registrable Securities, copies of all correspondence between the Commission and Holdings, its counsel or auditors, and all memoranda relating to discussions with the Commission or its staff with respect to such Registration; and

(k) On or prior to the date on which the registration statement is declared effective, use its reasonable best efforts to (i) register or qualify, and cooperate with such underwriter or underwriters, if any, and their counsel in connection with the registration or qualification of, the securities covered by the registration statement for offer and sale under the securities or blue sky laws of each state and other jurisdiction of the United States as the managing underwriter or underwriters, if any, requests in writing, to use its reasonable best efforts to keep each such registration or qualification effective, including through new filings, or amendments or renewals, during the Effectiveness Period and do any and all other acts or things necessary or advisable to enable the disposition in all such jurisdictions of the Registrable Securities covered by the applicable registration statement; provided that Holdings will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject, (ii) obtain a “comfort” letter from Holdings’ independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters, which letter shall be addressed to the underwriters, and Holdings shall use its reasonable best efforts to cause such comfort letter to also be addressed to the holders of such Registrable Securities, (iii) obtain an opinion from Holdings’ outside counsel in customary form and covering such matters of the type customarily covered by such opinions, which opinion shall be addressed to the underwriters and the holders of such

26

Registrable Securities, and (iv) enter into and perform its obligations under such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities included in the Request Notice, in the case of a Demand Registration, or the holders of a majority of the Registrable Securities being sold or the underwriters, if any, in the case of a Piggyback Registration, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split, combination of shares, recapitalization, or reorganization).

The Stockholders, upon receipt of any notice from Holdings of the happening of any event of the kind described in subsection (e) of this Section 5.03, will forthwith discontinue disposition of the Registrable Securities until the Stockholders’ receipt of the copies of the supplemented or amended prospectus contemplated by subsection (e) of this Section 5.03 or until it is advised in writing by Holdings that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by Holdings, each Stockholder will, or will request the managing underwriter or underwriters, if any, to, deliver, to Holdings (at Holdings’ sole expense) all copies, other than permanent file copies then in such Stockholder’s possession, of the prospectus covering such securities current at the time of receipt of such notice.

No holder of Registrable Securities shall be required to make any representations or warranties to or agreements with Holdings, other than representations and warranties regarding such holder, such holder’s ownership of and title to the Registrable Securities to be sold in such offering, and its intended method of distribution and any liability of any such holder under such underwriting agreement shall be limited to liability arising from breach of its representations and warranties therein and shall be limited to an amount equal to the net amount received by such holder from the sale of Registrable Securities pursuant to such registration statement.

SECTION 5.04. Registration Expenses.

(a) In the case of any Registration, Holdings shall bear all expenses incident to Holdings’ performance of or compliance with Sections 5.01, 5.02 and 5.03 of this Agreement, including all Commission and stock exchange or the Financial Industry Regulatory Authority, Inc. registration and filing fees and expenses, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), rating agency fees, printing expenses, messenger, telephone and delivery expenses, fees and disbursements of counsel for Holdings and all independent certified public accountants and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities (but not including any underwriting discounts or commissions, or transfer taxes, if any, attributable to the sale of Registrable Securities by a selling Stockholder or fees and expenses of more than one counsel representing the Stockholders selling Registrable Securities under such Registration as set forth in Section 5.04(b) below).

(b) In connection with each Registration initiated hereunder (whether a Demand Registration or a Piggyback Registration), Holdings shall reimburse the holders covered by such Registration for the reasonable and documented fees and disbursements of one law firm chosen by a majority of the number of shares of Registrable Securities included in the Request Notice, in the event of a Demand Registration, and, in the case of a Piggyback Registration, the holders of a majority of the number of shares of Registrable Securities included in such Registration.

27

SECTION 5.05. Indemnification.

(a) Indemnification by Holdings. Holdings agrees to indemnify and hold harmless each Stockholder that is selling Registrable Securities, the underwriters selling such Stockholder’s Registrable Securities and their respective officers, directors, stockholders, partners, members, Affiliates and agents and each Person who controls (within the meaning of the 1933 Act or the 1934 Act) any of them, including any general partner or manager of any thereof, against all losses, claims, damages, liabilities and expenses (including reasonable out-of-pocket counsel fees and disbursements) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto, in which such Stockholder participates in an offering of Registrable Securities or in any document incorporated by reference therein or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading, except insofar as the same are made in reliance on and in conformity with any information with respect to such Stockholder furnished in writing to Holdings by such Stockholder expressly for use therein.

(b) Indemnification by the Stockholders. In connection with any registration statement in which a Stockholder is participating, each such Stockholder will furnish to Holdings in writing such information and affidavits with respect to such Stockholder as Holdings reasonably requests for use in connection with any registration statement or prospectus covering the Registrable Securities of such Stockholder and to the extent permitted by law agrees to indemnify and hold harmless Holdings, its directors, officers and agents and each Person who controls (within the meaning of the 1933 Act or the 1934 Act) Holdings, against any losses, claims, damages, liabilities and expenses arising out of or based upon any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements in the registration statement, prospectus or preliminary prospectus (in the case of the prospectus or preliminary prospectus, in light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is made in reliance on and in conformity with the information or affidavit with respect to such Stockholder so furnished in writing by such Stockholder expressly for use in the registration statement or prospectus; provided that the obligation to indemnify shall be several and not joint, among such Stockholders and the liability of each such Stockholder shall be in proportion to and limited to the net amount received by such Stockholder from the sale of Registrable Securities pursuant to such registration statement in accordance with the terms of this Agreement. The indemnity agreement contained in this Section 5.05(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, action or proceeding if such settlement is effected without the consent of such Stockholder. Holdings and the holders of the Registrable Securities hereby acknowledge and agree that, unless otherwise expressly agreed to in writing by such holders, the only information furnished or to be furnished to Holdings for use in any registration statement or prospectus relating to the Registrable Securities or in any amendment, supplement or preliminary materials associated therewith are statements specifically relating to (i) the beneficial ownership of shares of Common Stock by such holder and its Affiliates, (ii) transactions or the relationship between such holder and its Affiliates, on the one hand, and Holdings, on the other hand (iii) the name and address of such holder and (iv) any additional information about such holder or the plan of distribution (other than for an underwritten offering) required by law or regulation to be disclosed in any such document.

(c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest may exist between such indemnified and indemnifying parties with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the

28

indemnified party. The failure to so notify the indemnifying party shall not relieve the indemnifying party from any liability hereunder with respect to the action, except to the extent that such indemnifying party is materially prejudiced by the failure to give such notice; provided that any such failure shall not relieve the indemnifying party from any other liability which it may have to any other party or to such indemnified party other than pursuant to this Section 5.05. No indemnifying party in the defense of any such claim or litigation, shall, except with the consent of such indemnified party, which consent shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement with respect to such indemnified party which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party there may be one or more legal or equitable defenses available to such indemnified party which are in addition to or may conflict with those available to any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels.

(d) Contribution. If for any reason the indemnification provided for in the preceding subsections (a) and (b) of this Section 5.05 is unavailable to an indemnified party as contemplated by the preceding subsections (a) and (b) of this Section 5.05 or is insufficient to hold such indemnified party harmless, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnified party and the indemnifying party, or (ii) if the allocation provided by the preceding clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in the preceding clause (i) but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. The relative fault of Holdings on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other hand shall be determined by reference to, among other things, whether the untrue or alleged omission to state a material fact relates to information supplied by Holdings or by the sellers of Registrable Securities or other sellers participating in the registration statement and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In no event shall the liability of any such Stockholder be greater in amount than the amount of net proceeds received by such Stockholder upon such sale or the amount for which such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided in subsection (b) of this Section 5.05 had been available.

SECTION 5.06. Holdback Agreements.

(a) In the event Holdings consummates an Initial Public Offering or any other underwritten offering, each holder of Registrable Securities agrees by acquisition of such Registrable Securities not to effect any sale or distribution, including any sale pursuant to Rule 144 under the 1933 Act, or to request registration under Section 5.02 of any Registrable Securities for the time period reasonably requested by the managing underwriter for the underwritten offering; provided that in no event shall such period exceed one hundred eighty (180) days in the case of an Initial Public Offering and ninety (90) days in the case of any other underwritten offering (the “Lock-up Period”) after the effective date of the registration statement relating to such registration, except (i) as part of such registration or (ii) in the case of a distribution, unless the Transferee agrees in writing to be subject to this Section 5.06. If requested by such managing underwriter, each holder of Registrable Securities agrees to execute a holdback agreement, in customary form, consistent with the terms of this Section 5.06(a); provided, that all officers, directors and Significant Stockholders are subject to such holdback agreement and provided further that if Holdings or any underwriter releases any holder of Registrable Securities from such holdback agreement, it shall similarly release all other holders of Registrable Securities on a pro rata basis. For the avoidance of doubt, this Section 5.06 shall not apply to shares of Common Stock acquired in the Initial Public Offering or in the open market following the Initial Public Offering.

29

(b) Holdings agrees not to effect any sale or distribution of any of its equity securities or securities convertible into or exchangeable or exercisable for any such equity securities within the Lock-up Period (except as part of such underwritten registration or pursuant to registrations on Form S-8, S-4 or any successor forms thereto), except that such restriction shall not prohibit any such sale or distribution after the effective date of the registration statement (i) pursuant to any stock option, warrant, stock purchase plan or agreement or other benefit plan approved by the Board to officers, directors or employees of Holdings or its subsidiaries, (ii) pursuant to Section 4(2) of the 1933 Act or (iii) as consideration to any third party seller in connection with the bona fide acquisition by Holdings or any subsidiary of Holdings of the assets or securities of any Person in any transaction approved by the Board. In addition, upon the request of the managing underwriter, Holdings shall use its reasonable best efforts to cause each holder of its equity securities or any securities convertible into or exchangeable or exercisable for any of such securities whether outstanding on the date of this Agreement or issued at any time after the date of this Agreement (other than any such securities acquired in a public offering), to agree not to effect any such public sale or distribution of such securities during such period, except as part of any such registration if permitted, and to cause each such holder to enter into a similar agreement to such effect with the such managing underwriter.

SECTION 5.07. Participation in Registrations. No Stockholder may participate in any Registration hereunder that is underwritten unless such Stockholder (a) agrees to sell its securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements (provided that such underwriting arrangements shall not limit any of such Stockholder’s rights under this Agreement), and (b) completes and executes all questionnaires, powers of attorney, underwriting agreements and other documents customarily required under the terms of such underwriting arrangements.

SECTION 5.08. Reports under Exchange Act. With a view to making available to the Stockholders the benefits of Rule 144 under the 1933 Act and any other rule or regulation of the Commission that may at any time permit a Stockholder to sell securities of Holdings to the public without registration or pursuant to a registration on Form S-3, Holdings shall:

(a) make and keep available adequate current public information, as those terms are understood and defined in Rule 144 under the 1933 Act, at all times after the effective date of the registration statement filed by Holdings for the Initial Public Offering;

(b) use commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of Holdings under the 1933 Act and 1934 Act (at any time after Holdings has become subject to such reporting requirements); and

(c) furnish to any Significant Stockholder, so long as the Significant Stockholder owns any Registrable Securities, upon written request (i) to the extent accurate, a written statement by Holdings that it has complied with the reporting requirements of Rule 144 under the 1933 Act (at any time after ninety (90) days after the effective date of the registration statement filed by Holdings for the Initial Public Offering), the 1933 Act, and the 1934 Act (at any time after Holdings has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after Holdings so qualifies); and (ii) such other information as may be reasonably requested in availing any Significant Stockholder of any rule or regulation of the Commission that permits the selling of any such securities without registration (at any time after Holdings has become subject to the reporting requirements under the 1934 Act) or pursuant to Form S-3 (at any time after Holdings so qualifies to use such form).

30

(d) at any time and from time to time following the Initial Public Offering and after the expiration of any Lock-up Period to which such shares are subject, if any, in connection with a sale or transfer of Registrable Securities exempt from registration under the Securities Act or through any resale transactions described in the plan of distribution set forth within any prospectus and pursuant to the Registration Statement of which such prospectus forms a part, Holdings shall, subject to the receipt of customary documentation required from a requesting Stockholder in connection therewith, (i) instruct its transfer agent to remove any restrictive legends applicable to the Registrable Securities being sold or transferred and (ii) use commercially reasonable efforts to cause its legal counsel to deliver the necessary legal opinions, if any, to the transfer agent in connection with the instruction under subclause (i). In addition, Holdings shall cooperate reasonably with, and take such customary actions as may reasonably be requested by such holders in connection with the aforementioned sales or transfers.

ARTICLE VI.

MISCELLANEOUS

SECTION 6.01. Notices. All notices, consents, waivers, agreements or other communications hereunder shall be in writing, and shall be deemed effective or to have been duly given and made (and shall be deemed to have been received) (a) when served by personal delivery upon the party for whom it is intended, (b) on the next Business Day if sent by overnight air courier, (c) on the date sent by email, with confirmation of transmission, if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient or (d) on the third Business Day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communication must be sent to the applicable party or parties at the address for such party or parties set forth on the signature pages hereof (or in the relevant Joinder Agreement), or at such other address as such party shall have furnished to Holdings in writing; provided that

(a) unless otherwise specified by the Majority Stockholder in a notice delivered by the Majority Stockholder in accordance with this Section 6.01, any notice required to be delivered to the Majority Stockholder shall be properly delivered if delivered to:

c/o Accelmed Partners Management, LLC

848 Brickell Ave. Suite 901

Miami, Florida 33131

Attention: Uri Geiger

Email: uri@accelmed.com

with a copy (which shall not constitute notice) to

Proskauer Rose LLP

Eleven Times Square

New York, NY 10036

Attention: Michael E. Callahan, Esq.

E-mail: mcallahan@proskauer.com

31

(b) unless otherwise specified by Holdings in a notice delivered by Holdings in accordance with this Section 6.01, any notice required to be delivered to Holdings shall be properly delivered if delivered to:

Keystone Dental Holdings, Inc.

154 Middlesex Turnpike

Burlington MA 01803

Attention: Chief Financial Officer

Email: atamir@keystonedental.com

with a copy (which shall not constitute notice) to

Proskauer Rose LLP

Eleven Times Square

New York, NY 10036

Attention: Michael E. Callahan, Esq.

E-mail: mcallahan@proskauer.com

(c) any notice required to be delivered to any Stockholder shall be at the address for such party set forth on the signature pages hereto (or such other address as may be specified in writing by such Stockholder to Holdings from time to time after the date hereof).

SECTION 6.02. Binding Effect; Benefits. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns. Except as set forth in Section 5.05, nothing in this Agreement, express or implied, is intended or shall be construed to give any Person other than the parties to this Agreement or their respective successors or permitted assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

SECTION 6.03. Amendment. This Agreement may be amended, modified or terminated and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument executed by Holdings and the Majority Stockholder; provided that if any such amendment, modification, or waiver would adversely affect in any material respect the Common Stock held by the Minority Stockholders in a manner different than the Common Stock held by the Majority Stockholder, such amendment, modification, or waiver shall also require the written consent of the holders of a majority of the Common Stock held by the Minority Stockholders so adversely affected; provided further that if any such amendment, modification, or waiver would adversely affect in any material respect the rights of the Investors or the Osteon Holders hereunder (or would be adverse in any respect in the case of (i) the definition of Affiliate, (ii) the definition of Significant Stockholder, (iii) Section 4.05, (iv) Section 4.06(b)(ii), (v) Section 4.07, (vi) Section 4.08 (vii) ARTICLE V, (viii) Section 6.10 or (ix) this Section 6.03), such amendment, modification, or waiver shall also require the written consent of the holders of a majority of the Common Stock held by the Investors and the Osteon Holders so adversely affected, which such majority shall include Nantahala (in the case of the Investors) and Osteon Representative (in respect Osteon Holders). Any amendment, modification, termination or waiver so effected shall be binding upon Holdings, the Investors, the Majority Stockholder and each other Stockholder and all of their respective successors and permitted assigns whether or not such party, assignee or other shareholder entered into or approved such amendment, modification, termination or waiver. Holdings shall give prompt written notice of any amendment, modification or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, modification, termination or waiver. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

32

SECTION 6.04. Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either Holdings or any Stockholder except as otherwise expressly stated hereunder or with the prior written consent of the Majority Stockholder, so long as it or any of its Permitted Transferees remains a Stockholder and any attempted assignment in violation of this Section 6.04 shall be null and void ab initio. A Permitted Transferee who executes a Joinder Agreement in accordance with the provisions hereof shall be assigned any rights available hereunder in connection with a Transfer of Common Stock to such Permitted Transferee.

SECTION 6.05. Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to its principles of conflict of laws that would cause the application of the laws of any other jurisdiction, except to the extent the provisions of the Delaware General Corporation Law mandatorily apply hereto. The parties hereto irrevocably submit, in any legal action or proceeding relating to this Agreement, to the jurisdiction of the courts of the United States located in the State of Delaware or in any Delaware state court and consent that any such action or proceeding may be brought in such courts and waive any objection that they may now or hereafter have to the venue of such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum.

SECTION 6.06. Enforcement. Without limiting or waiving in any respect any rights or remedies of the parties hereto under this Agreement now or hereinafter existing at law or in equity, each of the parties hereto (a) expressly agree that the provisions of this Agreement may be specifically enforced against each of the parties hereto in any court of competent jurisdiction and (b) hereby waive any requirement for the posting of any bond or similar collateral in connection therewith.

SECTION 6.07. Severability. If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. If any of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

SECTION 6.08. Counterparts. This Agreement and any joinders hereto may be executed in any number of counterparts, including by way of electronic transmission (e.g., pdf and facsimile formats), each of which may be executed by less than all of the parties hereto, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

SECTION 6.09. Additional Parties. In the event that after the date of this Agreement, Holdings enters into an agreement with any Person to issue shares of capital stock to such Person, following which such Person shall own at least one percent (1%) or more of the then outstanding capital stock of Holdings, then, Holdings shall cause such Person, as a condition precedent to entering into such agreement, to become a party to this Agreement by executing a Joinder Agreement, agreeing to be bound by and subject to the terms of this Agreement as a Significant Stockholder and thereafter such person shall be deemed a Significant Stockholder for all purposes under this Agreement.

SECTION 6.10. Termination of Certain Provisions. Other than the rights and obligations set forth in Section 4.05, ARTICLE V and ARTICLE VI, all rights and obligations under this Agreement will terminate and be of no force and effect upon the earlier of the consummation of (a) an Initial Public Offering or (b) a Transfer to one or more Third Parties of shares of at least seventy-five

33

percent (75%) of the shares of Common Stock then outstanding or a sale by Holdings or any of its subsidiaries of all or substantially all of the assets of Holdings and its consolidated subsidiaries to one or more Third Parties, in each case, whether by merger, consolidation, business combination, stock purchase, asset purchase or otherwise. Notwithstanding the foregoing, the registration rights provided for in ARTICLE V will terminate and be of no force and effect upon the earlier of (i) upon any sale or change of control of Holdings in which similar registration rights are granted or the consideration payable to Stockholders in such transaction consists of cash or securities listed on a national stock exchange, (ii) the fifth anniversary of the IPO and (iii) with respect to any Holder, the date as of which such Holder ceases to hold any Registrable Securities. Notwithstanding the foregoing, the preemptive rights set forth in Section 4.05 will terminate and be of no force and effect upon the earlier of (i) upon any sale or change of control of Holdings in which similar preemptive rights are granted or the consideration payable to Stockholders in such transaction consists of cash or securities listed on a national stock exchange, (ii) the Initial Public Offering and/or (iii) with respect to any Significant Stockholder, the date as of which such Significant Stockholder ceases to owns at least one percent (1%) of the issued and outstanding Common Stock.

SECTION 6.11. Waiver of Jury Trial. Each party to this Agreement, for itself and its Related Persons, hereby irrevocably and unconditionally waives to the fullest extent permitted by applicable law all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to the actions of the parties hereto or their respective Related Persons pursuant to this Agreement or in the negotiation, administration, performance or enforcement of this Agreement.

SECTION 6.12. Further Assurances. Each party agrees that it shall, from time to time after the date of this Agreement, execute and deliver such other documents and instruments and take such other actions as may be reasonably requested by Holdings or the Majority Stockholder to carry out the transactions contemplated by this Agreement.

SECTION 6.13. Additional Securities Subject to Agreement. All shares of Common Stock that any Stockholder hereafter acquires by means of a stock split, stock dividend, distribution, exercise of options or warrants or otherwise (other than pursuant to a public offering) whether by merger, consolidation or otherwise (including shares of a surviving corporation into which the shares of Common Stock are exchanged in such transaction) will be subject to the provisions of this Agreement.

SECTION 6.14. Limitation of Liability; Freedom to Operate Affiliates. The total liability, in the aggregate, of each of the Investors and its respective Affiliates, officers, directors, employees and agents and any fund that shares the same management or advisory company (or stockholder or member thereof) or investment adviser with such Investor, for any and all claims, losses, costs or damages, including attorneys’ and accountants’ fees and expenses and costs of any nature whatsoever or claims or expenses resulting from or in any way related to this Agreement from any cause or causes shall be several and not joint with the other Investors and shall not exceed the total purchase price paid to Holdings by the Investors, respectively, for the shares of Common Stock purchased under the Purchase Agreement. The total liability, in the aggregate, of each of the Osteon Holders and its respective Affiliates, officers, directors, employees and agents and, if applicable, any fund that shares the same management or advisory company (or stockholder or member thereof) or investment adviser with such Osteon Holder, for any and all claims, losses, costs or damages, including attorneys’ and accountants’ fees and expenses and costs of any nature whatsoever or claims or expenses resulting from or in any way related to this Agreement from any cause or causes shall be several and not joint with the other Osteon Holders and shall not exceed the total purchase price paid to Holdings by the Osteon Holders, respectively, for the shares of Common Stock purchased under the Purchase Agreement. It is

34

intended that the limitations set forth in this Section 6.14 apply to any and all liability or cause of action however alleged or arising, unless otherwise prohibited by law. Nothing in this Agreement or the Purchase Agreement shall restrict any Stockholder’s freedom to operate any of its Affiliates (including any such Affiliate that is a potential competitor of Holdings).

SECTION 6.15. Entire `Agreement. This Agreement supersedes all prior agreements, whether written or oral, between the parties with respect to its subject matter and constitutes (along with the exhibits and other documents delivered pursuant to this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter.

SECTION 6.16. Other Agreements. If Holdings enters into any further agreement with respect to a Stockholder’s economic rights as a stockholder of Holdings or the governance of Holdings in either case with any Stockholder who, together with its Affiliates, (i) holds a number of shares of Common Stock that is equivalent to or less than the number of shares of Common Stock held by the Osteon Holders, then Holdings agrees to provide the Osteon Holders with an opportunity to enter into an agreement with it on substantially similar terms and (ii) holds a number of shares of Common Stock that is equivalent to or less than the number of shares of Common Stock held by an Investor, then Holdings agrees to provide such Investor with an opportunity to enter into an agreement with it on substantially similar terms; provided, however, the Osteon Holders and the Investors acknowledge and agree that the rights granted to them in this Section 6.16 shall not apply to any further agreement with a Stockholder that (i) addresses a requirement of any law, statute, rule, regulation or written policy to which such other Stockholder is subject and the Osteon Holders or Investors are not, or (ii) is specific to such Stockholder relating to the legal, regulatory, organizational, jurisdictional, tax status or characteristics or other particular restrictions applicable to such Stockholder and not applicable to the Osteon Holders or the Investors.

SECTION 6.17. Limitation of liability of Trustee. With respect to the Osteon Holders:

(a) A liability arising under or in connection with this Agreement is limited to and can be enforced against a trustee (an “Osteon Trustee”) of an Osteon Holder (an “Osteon Trust”) only to the extent to which it can be satisfied out of the property of the Osteon Trust out of which such Osteon Trustee is actually indemnified for the liability. This limitation of such Osteon Trustee’s liability applies despite any other provision of this Agreement (other than Section 6.17(d)) and extends to all liabilities and obligations of an Osteon Trustee in any way connected with any representation, warranty, conduct, omission, deed or transaction related to this Agreement.

(b) A party may not sue an Osteon Trustee in any capacity other than as trustee of the applicable Osteon Trust, including seeking the appointment of a receiver (except in relation to the property of the applicable Osteon Trust), a liquidator, an administrator or any similar person to an Osteon Trustee or proving in any liquidation, administration or arrangement of or affecting Osteon Trustee (except in relation to the property of the applicable Osteon Trust or otherwise under this Agreement).

(c) An Osteon Trustee does not have to incur any obligation under this Agreement unless its liability in respect of that obligation is limited in the same manner as in this Section 6.17.

(d) The provisions of this Section 6.17 shall not (apply to any obligation or liability of (i) any Osteon Trust pursuant to this Agreement or (ii) an Osteon Trustee (1) to the extent that it is not satisfied because under the trust deed or constitution establishing or otherwise governing the applicable Osteon Trust or by operation of law there is a reduction in the extent of such Osteon Trustee’s indemnification out of the assets of the applicable Osteon Trust, as a result of the Osteon Trustee’s fraud, negligence or breach of trust; or (2) arising from a breach of any representation or warranty of the Osteon Trustee under this Agreement.

[Signature pages follow]

35

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first set forth above.

HOLDINGS:

KEYSTONE DENTAL HOLDINGS, INC.

By:
Name:
Title:

[Signature Pages Continue]

[Signature page to Stockholders Agreement]

ACCELMED:

AGP SPV I L.P.

By: Accelmed Growth Partners (GP), L.P., its General Partner

By: Accelmed Growth Partners Management Ltd., its Manager

By:
Name: Uri Geiger
Title: Managing Director

Notice:

848 Brickell Ave., Suite 901
Miami, FL 33131
Attention: Uri Geiger
Email: uri@accelmed.com

with a copy (which shall not constitute notice) to:

Proskauer Rose LLP Eleven Times Square New York, NY 10036
Attention: Michael E. Callahan, Esq.
E-mail: mcallahan@proskauer.com

[Signature Pages Continue]

[Signature page to Stockholders Agreement]

AGP:

ACCELMED GROWTH PARTNERS, L.P.

By: Accelmed Growth Partners (GP), L.P., its General Partner

By: Accelmed Growth Partners Management Ltd., its Manager

By:
Name: Uri Geiger
Title: Managing Director

Notice:

848 Brickell Ave., Suite 901 Miami, FL 33131 Attention: Uri Geiger Email: uri@accelmed.com with a copy (which shall not constitute notice) to:

Proskauer Rose LLP Eleven Times Square New York, NY 10036
Attention: Michael E. Callahan, Esq. E-mail: mcallahan@proskauer.com

[Signature Pages Continue]

[Signature page to Stockholders Agreement]

NANTAHALA HOLDERS:

NANTAHALA CAPITAL PARTNERS II LIMITED PARTNERSHIP

By: Nantahala Capital Management, LLC Its General Partner

By:
Name: Daniel Mack
Title: Manager

Legal Entity Name and Address:

Nantahala Capital Partners II Limited Partnership 130 Main St. 2nd Floor New Canaan, CT 06840

Notifications:

Contact: Operations Team

Email (preferred): operations@nantahalapartners.com

Copy to legal address for physical.

Legal address (which shall not constitute notice): Feinberg Hanson LLP 855 Boylston Street Boston, Massachusetts 02116 Attention: Joshua Rissmiller
Email: JRissmiller@feinberghanson.com

[Signature Pages Continue]

[Signature page to Stockholders Agreement]

NANTAHALA HOLDERS:

NANTAHALA CAPITAL PARTNERS LIMITED PARTNERSHIP

By: Nantahala Capital Management, LLC Its General Partner

By:
Name: Daniel Mack
Title: Manager

Legal Entity Name and Address:

Nantahala Capital Partners Limited Partnership 130 Main St. 2nd Floor New Canaan, CT 06840

Notifications:

Contact: Operations Team Email (preferred): operations@nantahalapartners.com Copy to legal address for physical.

Legal address (which shall not constitute notice):

Feinberg Hanson LLP 855 Boylston Street Boston, Massachusetts 02116 Attention: Joshua Rissmiller
Email: JRissmiller@feinberghanson.com

[Signature Pages Continue]

[Signature page to Stockholders Agreement]

NANTAHALA HOLDERS:

NANTAHALA CAPITAL PARTNERS SI, LP

By: Nantahala Capital Management, LLC Its Investment Manager

By:
Name: Daniel Mack
Title: Manager

Legal Entity Name and Address:

Nantahala Capital Partners SI, LP 130 Main St. 2nd Floor New Canaan, CT 06840

Notifications:

Contact: Operations Team

Email (preferred): operations@nantahalapartners.com

Copy to legal address for physical.

Legal address (which shall not constitute notice):

Feinberg Hanson LLP 855 Boylston Street Boston, Massachusetts 02116 Attention: Joshua Rissmiller
Email: JRissmiller@feinberghanson.com

[Signature Pages Continue]

[Signature page to Stockholders Agreement]

NANTAHALA HOLDERS:

NCP QR LP

By: Nantahala Capital Management, LLC
Its Investment Manager

By:
Name: Daniel Mack
Title: Manager

Legal Entity Name and Address:

NCP QR LP
130 Main St. 2nd Floor New Canaan, CT 06840

Notifications:

Contact: Operations Team

Email (preferred): operations@nantahalapartners.com

Copy to legal address for physical.

Legal address (which shall not constitute notice):

Feinberg Hanson LLP 855 Boylston Street Boston, Massachusetts 02116 Attention: Joshua Rissmiller
Email: JRissmiller@feinberghanson.com

[Signature Pages Continue]

[Signature page to Stockholders Agreement]

NANTAHALA HOLDERS:

NCP RFM LP

By:Nantahala Capital Management, LLC Its Investment Manager

By:
Name: Daniel Mack
Title: Manager

Legal Entity Name and Address:

NCP RFM LP
130 Main St. 2nd Floor New Canaan, CT 06840

Notifications:

Contact: Operations Team

Email (preferred): operations@nantahalapartners.com

Copy to legal address for physical.

Legal address (which shall not constitute notice):

Feinberg Hanson LLP 855 Boylston Street Boston, Massachusetts 02116 Attention: Joshua Rissmiller
Email: JRissmiller@feinberghanson.com

[Signature Pages Continue]

[Signature page to Stockholders Agreement]

NANTAHALA HOLDERS:

SILVER CREEK CS SAV, L.L.C., solely with respect to the portion of its assets for which Nantahala Capital Management, LLC acts as its Investment Manager

By: Nantahala Capital Management, LLC Its Investment Manager

By:
Name: Daniel Mack
Title: Manager

Legal Entity Name and Address:

Silver Creek CS SAV, L.L.C. 1301 5th Avenue, 40th Floor Seattle, WA 98101

Notifications:

Contact: Operations Team(s)
Email (preferred): operations@nantahalapartners.com; Operations@silvercreekcapital.com

Copy to legal address above and investment manager below for physical. c/o Nantahala Capital Management, LLC 130 Main St. 2nd Floor New Canaan, CT 06840

[Signature Pages Continue]

[Signature page to Stockholders Agreement]

NANTAHALA HOLDERS:

BLACKWELL PARTNERS LLC—SERIES A, solely with respect to the portion of its assets for which Nantahala Capital Management, LLC acts as its Investment Manager

By: Nantahala Capital Management, LLC Its Investment Manager

By:
Name: Daniel Mack
Title: Manager

Legal Entity Name and Address:

Blackwell Partners LLC – Series A 280 South Mangum Street, Suite 210 Durham, NC 27701

Notifications:

Contact: Operations Team; Jannine Lall

Email (preferred): operations@nantahalapartners.com; jlall@dumac.duke.edu

Copy to legal address above and investment manager below for physical.

c/o Nantahala Capital Management, LLC 130 Main St. 2nd Floor New Canaan, CT 06840

[Signature Pages Continue]

[Signature page to Stockholders Agreement]

MCM:

MIGDAL INSURANCE COMPANY LTD

By:
Name:
Title:

Notice:

Attention:

Email:

with a copy (which shall not constitute notice) to:

Arnon Segev & Co., Law Offices
57 Rothschild Blvd.
Tel Aviv 6578504, Israel Attention: Yoav Sherman, Adv. Email: yoav@segevlaw.com

[Signature Pages Continue]

[Signature page to Stockholders Agreement]

MCM (Cont.):

MIGDAL EDUCATIONAL FUND—GENERAL TRACK

by: its manager Migdal Makefet Pension and Provident Funds Ltd.

By:
Name:
Title:

Notice:

Attention:

Email:

with a copy (which shall not constitute notice) to:

Arnon Segev & Co., Law Offices
57 Rothschild Blvd.
Tel Aviv 6578504, Israel Attention: Yoav Sherman, Adv. Email: yoav@segevlaw.com

[Signature Pages Continue]

[Signature page to Stockholders Agreement]

MCM (Cont.):

MIGDAL EDUCATIONAL FUND—BETWEEN 50 TO 60 YEARS OLD TRACK

by: its manager Migdal Makefet Pension and Provident Funds Ltd.

By:
Name:
Title:

Notice:

Attention:

Email:

with a copy (which shall not constitute notice) to:

Arnon Segev & Co., Law Offices
57 Rothschild Blvd.
Tel Aviv 6578504, Israel Attention: Yoav Sherman, Adv. Email: yoav@segevlaw.com

[Signature Pages Continue]

[Signature page to Stockholders Agreement]

MCM (Cont.):

MAKEFET ISHIT

by: its manager Migdal Makefet Pension and Provident Funds Ltd.

By:

Name:
Title:

Notice:

Attention:

Email:

with a copy (which shall not constitute notice) to:

Arnon Segev & Co., Law Offices
57 Rothschild Blvd.
Tel Aviv 6578504, Israel Attention: Yoav Sherman, Adv. Email: yoav@segevlaw.com

[Signature Pages Continue]

[Signature page to Stockholders Agreement]

OSTEON HOLDERS:

Executed by Osteon Armitage Services Pty Ltd

ACN 626 383 834 as trustee for the Osteon

Armitage Co-investment Fund

Signature of director	Signature of director/company secretary
(Please delete as applicable)
Name of director (print)	Name of director/company secretary (print)

Notice:

Level 4, 167 Flinders Lane Melbourne VIC 3000 Attention: Mark De Ambrosis
Email: mark.deambrosis@amritage.com.au with a copy (which shall not constitute notice) to:

MinterEllison
Governor Macquarie Tower
1 Farrer Place
Sydney NSW, Australia 2000
Attention: Daniel Scotti; Nicole Sloggett Email: Daniel.Scotti@minterellison.com; nicole.sloggett@minterellison.com

[Signature Pages Continue]

[Signature page to Stockholders Agreement]

OSTEON HOLDERS (Cont.):

Executed by All On X Holdings Pty Ltd ACN 638

127 090 as trustee for the J&R Family Trust

Signature of director	Signature of director/company secretary
(Please delete as applicable)

Name of director (print)	Name of director/company secretary (print)

Notice:

Netra Professional, Level 6 110 Mary Street Brisbane City, Australia QLD 4000 Attention: John Scollo Email: john@nexusios.com.au with a copy (which shall not constitute notice) to:

MinterEllison
Governor Macquarie Tower
1 Farrer Place
Sydney, Australia NSW 2000
Attention: Daniel Scotti; Nicole Sloggett Email: Daniel.Scotti@minterellison.com; nicole.sloggett@minterellison.com

[Signature Pages Continue]

[Signature page to Stockholders Agreement]

OSTEON HOLDERS (Cont.):

Executed by Steffena Pty Ltd ACN 133 051 180,

as trustee for the Steffena Trust

Signature of director	Signature of director/company secretary (Please delete as applicable)

Name of director (print)	Name of director/company secretary (print)

Notice: 132 River Avenue, Plenty VIC 3090 Attention: James Fazzino Email: james@fazzino.com.au with a copy (which shall not constitute notice) to:

MinterEllison Governor Macquarie Tower 1 Farrer Place Sydney, Australia NSW 2000 Attention: Daniel Scotti; Nicole Sloggett Email: Daniel.Scotti@minterellison.com; nicole.sloggett@minterellison.com

[Signature Pages Continue]

[Signature page to Stockholders Agreement]

OSTEON HOLDERS (Cont.):

Michael Tuckman

Notice:

759-767 Springvale Road
Mulgrave VIC 3170
Attention: Michael Tuckman
Email: michael@osteonmedical.com

[Signature Pages Continue]

[Signature page to Stockholders Agreement]

OSTEON HOLDERS (Cont.):

Andrew Harrison

Notice:

759-767 Springvale Road Mulgrave VIC 3170 Attention: Andrew Harrison
Email: andrew.harrison@osteonmedical.com

[Signature Pages Continue]

[Signature page to Stockholders Agreement]

OSTEON HOLDERS (Cont.):

Xiaotian Wang

Notice:

759-767 Springvale Road Mulgrave VIC 3170 Attention: Xiaotian Wang
Email: wally.wang@osteonmedical.com

[Signature Pages Continue]

[Signature page to Stockholders Agreement]

OSTEON HOLDERS (Cont.):

Alireza Cheraghizanjani

Notice:
759-767 Springvale Road
Mulgrave VIC 3170
Attention: Alireza Cheraghizanjani
Email: alireza.cheraghi@osteonmedical.com

[Signature Pages Continue]

[Signature page to Stockholders Agreement]

OSTEON HOLDERS (Cont.):

Julio Cesar Roja Gualdron

Notice:
759-767 Springvale Road Mulgrave VIC 3170
Attention: julio@osteonmedical.com
Email: Julio Gualdron

[Signature Pages Continue]

[Signature page to Stockholders Agreement]

OSTEON HOLDERS (Cont.):

Julien Cigan

Notice:
31 Rue Valliant Coutrier Peirre Benite, 69310, France Attention: Julien Cigan
Email: Julien.cigan@osteonmedical.com

[Signature page to Stockholders Agreement]

EXHIBIT A

FORM OF JOINDER AGREEMENT

WHEREAS, simultaneously with the execution of this Agreement, the undersigned is acquiring ___ shares of Common Stock, par value $0.01 (the “Common Stock”), of Keystone Dental Holdings, Inc., a Delaware corporation (“Holdings”);

WHEREAS, as a condition to the acquisition of the Common Stock, the undersigned has agreed to join in a certain Stockholders Agreement, dated as of August 31, 2021 (the “Stockholders Agreement”), among Holdings and the Stockholders (as such term is defined in the Stockholders Agreement) party thereto; and

WHEREAS, the undersigned understands that the execution of this Agreement is a condition precedent to the acquisition of the Common Stock;

NOW, THEREFORE, as an inducement to both the transferor of the Common Stock and the other Stockholders to allow the Transfer (as such term is defined in the Stockholders Agreement) of the Common Stock to the undersigned, the undersigned agrees as follows:

1. The undersigned hereby joins in the Stockholders Agreement and agrees to be bound by the terms and provisions of the Stockholders Agreement as provided by the Stockholders Agreement as a Stockholder.

2. The undersigned hereby agrees that the certificate or certificates to be issued to the undersigned representing the Common Stock shall be legended as follows:

“The securities represented by this certificate have not been registered under the United States Securities Act of 1933 (the “Act”), or applicable state securities laws and may not be offered, pledged, sold, assigned or otherwise transferred (“Transfer”) except pursuant to (i) an effective registration statement under the Act and applicable state securities laws or (ii) an applicable exemption from registration thereunder.

The securities represented by this certificate are also subject to the terms and conditions of the Stockholders Agreement, dated as of August 31, 2021, as it may be amended from time to time by and among Keystone Dental Holdings, Inc. (the “Holdings”) and certain of its stockholders (the “Stockholders Agreement”). The Stockholders Agreement contains, among other things, (1) significant restrictions on the Transfer of the securities of Holdings and (2) certain rights of first offer, tag-along and drag-along rights and restrictions applicable to the securities. A copy of the Stockholders Agreement is available upon request from Holdings.”

[signature page follows]

A-1

IN WITNESS WHEREOF, the undersigned has executed this Agreement this __ day of ____________, 20__.

Name:
Title:
Address:

A-2

EXHIBIT B

CONSENT OF SPOUSE

I, ________________, spouse of ________________, have read and hereby approve the Stockholders Agreement, dated as of August [---], 2021 (the “Stockholders Agreement”), among Keystone Dental Holdings, Inc. and the stockholders party thereto. I agree to be bound by the provisions of the Stockholders Agreement insofar as I may have any rights in said Stockholders Agreement or any shares of Common Stock (as such term is defined in the Stockholders Agreement) covered thereby under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the Stockholders Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Consent of Spouse this __ day of ____________, 20__.

Name:
Address:

B-1

Schedule 4.06(d)

Affiliate Transactions

1. Pursuant to that certain Stock Purchase Agreement, dated August 4, 2020, by and between the Company and Accelmed, Accelmed acquired additional shares of Common Stock of the Company. Such agreement provides that following the Initial Closing (as defined therein), which occurred on August 4, 2020, the Company shall reimburse Accelmed for its ongoing operational fees and expenses incurred, not to exceed [***] in any calendar year.

2. Lior Shav is a member of the Board of Directors and also a partner of Accelmed Growth Partners Management Ltd., the manager of Accelmed and AGP. In his capacity as and for services rendered as a director, Mr. Shav receives annual compensation. With respect to CY2021 Mr. Shav will receive aggregate compensation equal to [***] and was awarded [***] options with an exercise price of [***]

3. The Company is party to that certain Consulting Agreement, dated as of April 1, 2021 by and between the Company and Howard Zauberman, which was entered into in the ordinary course of business of the Company. Pursuant to such agreement Mr. Zauberman provides consulting services relating to the assessment of potential business opportunities in the dental field and certain business development initiatives of the Company and in exchange therefor receives a [***] retainer.

EXHIBIT E

FORM OF LEGAL OPINION OF PROSKAUER ROSE LLP

August 31, 2021

To the Purchasers set forth on Exhibit A hereto (the “Purchasers”)

Re:	Keystone Dental Holdings, Inc.

Ladies and Gentlemen:

We have acted as counsel to Keystone Dental Holdings, Inc. (the “Company”) in connection with the preparation of the Common Stock Purchase Agreement, dated as of August 31, 2021 (the “Agreement”), by and among the Company and the purchasers identified on the signature pages thereto. We are giving this opinion pursuant to Section 4.5 of the Agreement in connection with the Closing of the sale of the Shares on the date hereof. All capitalized terms used but not defined in this opinion have the meanings given them in the Agreement.

In giving this opinion, we have examined:

(a) the Agreement;

(b) the Stockholder Agreement, dated as of the date hereof, by and among the Company and each of the entities and persons party thereto (the “Stockholders Agreement” and, together with the Agreement, the “Transaction Documents” (which term excludes all agreements, instruments, certificates and documents referred to in the documents listed in (a) and (b) that are not the documents themselves expressly listed in (a) and (b)).

In addition to the foregoing, we have examined the original or certified, conformed or photostatic copies of: (i) the Company’s Eighth Amended and Restated Certificate of Incorporation, as in effect on the date hereof (the “Certificate of Incorporation”); (ii) the Company’s Amended and Restated By-Laws, as in effect on the date hereof (the “By-Laws”); (iii) a certificate of good standing for the Company issued by the Secretary of State of Delaware; (iv) records of all corporate proceedings relating to the execution and delivery of the Transaction Documents and the joinders effectuated as of the date hereof; and (v) originals, or copies certified or otherwise identified to our satisfaction, of the capitalization table prepared by the Company, and such other documents, certificates, instruments, records and such other legal matters as we have deemed necessary or relevant for purposes of rendering this opinion.

In giving this opinion, we have assumed, with your permission, the genuineness of all signatures, the legal capacity of natural persons and the authenticity of all documents we have examined. As to questions of fact relevant to this opinion, with your permission and without any independent investigation, we have relied upon, and assumed the accuracy of, the representations and warranties of each party in the Transaction Documents and have relied upon a certificate of fact delivered by the Chief Financial Officer of the Company (the “Fact Certificate”) and written statements of certain public officials. We have also assumed, without any independent investigation, that the Company is not disqualified from relying on Rule 506 of Regulation D under the Securities Act by reason of the “bad actor” disqualification provisions in Rule 506(d) of Regulation D and that the Company is not required to make any disclosure of “bad actor” events under Rule 506(e) of Regulation D.

Beijing | Boca Raton | Boston | Chicago | Hong Kong | London | Los Angeles | New Orleans | New York | Newark | Paris | São Paulo | Washington, DC

August 31, 2021

We also have assumed, with your permission and without any independent investigation, compliance by each party to the Transaction Documents with its agreements in the respective Transaction Documents, and that each Transaction Document constitutes the legal, valid and binding obligation of each party to it (other than the Company) and is enforceable against each such party in accordance with its terms. In addition, we have assumed, with your permission and without any independent investigation, that:

A.

the execution, delivery and performance by the Company of each of its obligations under the Transaction Documents does not and will not violate, breach or constitute a default under, or require any consent under, (i) any statute, rule, law or regulation to which the Company or its properties are subject (other than statutes, rules and regulations as to which we express our opinion in paragraph 9 below), (ii) any order, writ, injunction or decree of any governmental authority or any arbitral award (collectively, “Orders”) (other than Orders as to which we express our opinion in paragraph 9 below), or (iii) any agreement or instrument to which the Company or its properties are subject; and

B.

no approval, authorization or other action by, or filing with, any governmental authority (other than those as to which we express our opinion in paragraph 8 below) is required to authorize or is required in connection with the execution, delivery or performance by the Company of the Transaction Documents or the transactions contemplated by the Transaction Documents.

We express no opinion as to whether the Board of Directors of the Company (the “Board”) has complied with any applicable fiduciary duties in connection with the authorization and performance of the Transaction Documents and the transactions contemplated thereby and assume that the approval by the Board of the Transaction Documents and the transactions contemplated thereby complied with the provisions of Section 144 of the Delaware General Corporation Law (the “DGCL”).

Whenever in this opinion any statement is made to “our knowledge” or any statement refers to matters “known to us,” it means the actual knowledge and conscious awareness, without any independent verification, of the attorneys in our firm who have been directly involved in acting as counsel to the Company in connection with the Transaction Documents.

August 31, 2021

Based upon and subject to the foregoing and the comments and qualifications set forth below, we are of the opinion that:

1.

Based solely on a review of a certificate of good standing for the Company issued by the Secretary of State of Delaware on August 27, 2021, the Company is existing and is in good standing under the laws of the State of Delaware.

2.	The Company has the requisite corporate power and authority to enter into and perform each Transaction Document.

3.

The execution, delivery and performance by the Company of each Transaction Document, and the sale of the Shares by the Company pursuant to the Agreement, have been duly authorized by all requisite corporate action on the part of the Company.

4.	Each Transaction Document has been duly executed and delivered by the Company.

5.

Each Transaction Document constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. With your permission, our opinion in this paragraph 5 is premised upon the result that would be obtained if the parties to the Transaction Documents had selected the law of the State of New York (rather than the State of Delaware) as the chosen law of the Transaction Documents to govern the interpretation and enforcement of the Transaction Documents.

6.

Except as set forth in the Stockholders Agreement, there are no pre-emptive or similar rights contained in the Certificate of Incorporation or By-Laws to subscribe for, purchase or acquire from the Company any shares of its capital stock.

7.

Based as to factual matters upon the truth, accuracy and completeness of the representations made by the Company and the Purchasers contained in the Agreement, the Shares may be issued to the Purchasers without registration under the Securities Act of 1933, as amended.

8.

Based as to factual matters upon the truth, accuracy and completeness of the representations made by the Company and the Purchasers contained in the Agreement, no approval, authorization or other action by, or filing with, any governmental authority is required by the Company under the federal laws of the United States or the DGCL in connection with the execution, delivery or performance of the Transaction Documents by the Company, except for those already obtained or any filings with the Securities and Exchange Commission or with the National Association of Securities Dealers, Inc. (and other than any necessary qualification under any state securities or blue sky laws, as to which we express no opinion).

August 31, 2021

9.

The execution, delivery and performance by the Company of, and the consummation by the Company of the transactions contemplated by, the Transaction Documents do not conflict with or violate, as applicable, (i) the Certificate of Incorporation or Bylaws, (ii) the DGCL, (iii) any New York State, United States federal statute, rule or regulation known to us to be applicable to the Company, or (iv) any judgment, decree, order or award of any governmental body or any arbitral award naming the Company that is known to us.

10.

On the date hereof, the authorized capital stock of the Company consists of 15,000,000 shares of Common Stock, $0.01 par value, of which 9,326,515 shares are issued and outstanding. The Shares issuable to the Purchasers, when issued in compliance with the provisions of the Agreement, will be duly authorized and, upon delivery by the Purchasers of the consideration for the Shares as provided in the Agreement, will be validly issued and outstanding, and fully paid and nonassessable.

The foregoing opinions are subject to the following comments and qualifications:

A.

The enforceability of the Transaction Documents against each party may be limited by bankruptcy, insolvency, fraudulent conveyance, preference, fraudulent transfer, reorganization, moratorium and other similar laws relating to or affecting the parties’ rights generally and by general equitable principles (regardless of whether enforcement is sought in equity or at law). In addition, we express no opinion with respect to any of the following: (i) anti-fraud laws; (ii) Federal Reserve Board margin regulations; (iii) pension and employee benefits laws, e.g. ERISA; (iv) federal and state antitrust and unfair competition laws; (v) the Exon-Florio Act; (vi) the statutes, ordinances, administrative decisions and rules and regulations of counties, towns, municipalities and other political subdivisions (whether created or enabled through legislative action at the federal, state or regional level); (vii) federal and state environmental laws; (viii) federal and state land use and subdivision laws; (ix) federal and state tax laws; (x) federal and state laws relating to communications (including, without limitation, the Communications Act of 1934, as amended, and the Telecommunications Act of 1996, as amended); (xi) federal patent, copyright and trademark, state trademark and other federal and state intellectual property laws; (xii) federal and state racketeering laws, e.g. RICO; (xiii) federal and state laws relating to food and drugs (including, without limitation, the Federal Food, Drug and Cosmetic Act, as amended, and all related statutes); (xiv) federal and state health and safety laws, e.g. OSHA; (xv) federal and state laws concerning aviation; (xvi) federal and state laws concerning public utilities; (xvii) federal and state labor laws; (xviii) federal and state laws concerning (A) national and local emergencies, (B) possible judicial deference to acts of sovereign states, and (C) criminal and civil forfeiture

August 31, 2021

laws; (xix) other federal and state statutes of general application to the extent they provide for criminal prosecution (e.g. mail fraud and wire fraud statutes); (xx) usury laws; (xxi) consents to, waivers of, or restrictions upon, governing law, jurisdiction, venue, service of process, arbitration, remedies or judicial relief; and (xxii) the enforceability of provisions exculpating a party from, or indemnifying a party for (or entitling a party to contribution in a case involving), its own bad faith, gross negligence, willful misconduct or violation of securities or other laws; and in the case of each of the foregoing, all rules and regulations promulgated thereunder or administrative or judicial decisions with respect thereto.

B.

With respect to our opinion in paragraph 8, to the extent such opinion relates to approvals, authorizations or other actions by, or filings with any governmental authorities, we have not conducted any special investigations of laws, rules or regulations, and our opinion with respect thereto is limited to approvals, authorizations, actions or filings as in our experience are normally applicable to transactions of the type contemplated by the Transaction Documents.

C.	Our opinions as to the Transaction Documents do not extend to any agreement, document, exhibit, attachment or form referred to in, or incorporated by reference in, the Transaction Documents.

D.

We express no opinion as to the effect of subsequent issuances of securities of the Company, to the extent that further issuances take place which may be deemed to be integrated with the sale of the Shares for purposes of federal or state securities laws.

This opinion is limited to the law of the State of New York (for opinions 5, 9(iii) and 9(iv)), the federal law of the United States (as to opinions 6, 7, 8(iii) and 9(iv)) and the DGCL (as to opinions 1, 2, 3, 4, 7, 8(i) and (ii), and 9) and we express no opinion as to the law of any other jurisdiction. In addition, this opinion is expressly limited to the matters set forth above and we render no opinion, whether by implication or otherwise, as to any other matters relating to the Company.

The opinion expressed herein is rendered as of the date hereof and is based upon currently existing statutes, rules, regulations and judicial decisions and upon facts known to us on the date hereof, and we disclaim any obligation to supplement this opinion or otherwise advise you of any change in any of these sources of law or subsequent legal or factual developments which might affect any matter or opinion set forth herein.

This opinion is addressed to you and is solely for your benefit only in connection with the transactions contemplated by the Transaction Documents. This opinion may not be relied upon by you for any other purpose or furnished to, circulated, quoted or relied upon by any other person or entity for any purpose without our prior written consent.

August 31, 2021

This opinion is based on the customary practice of lawyers who regularly give, and lawyers who regularly advise opinion recipients regarding, opinions of the kind involved, including customary practice as described in bar association reports.

Very truly yours,

PROSKAUER ROSE LLP

Exhibit A

Purchasers

1.	Accelmed Growth Partners, L.P.

2.	Nantahala Capital Partners II Limited Partnership

3.	Nantahala Capital Partners Limited Partnership

4.	Nantahala Capital Partners SI, LP

5.	Nantahala Capital Partners SI, LP

6.	NCP QR LP

7.	NCP RFM LP

8.	Silver Creek CS SAV, L.L.C.

9.	Blackwell Partners LLC—Series A

10.	Migdal Insurance Company LTD.

11.	Migdal Educational Fund—General Track (acting by its manager, Migdal Makefet Pension and Provident Funds Ltd.)

12.	Migdal Provident Fund—Between 50 to 60 years old Track (acting by its manager, Migdal Makefet Pension and Provident Funds Ltd.)

13.	Makefet Ishit (acting by its manager, Migdal Makefet Pension and Provident Funds Ltd.)